As filed, via EDGAR, with the Securities and Exchange Commission on February 18, 2000.

                                                               File No.: 33-8982
                                                               ICA No.: 811-4852

                          SCHEDULE 14A (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Filed by the  registrant  [X]
    Filed by a party other than the  registrant [ ]

    Check the  appropriate  box:
    [ ] Preliminary proxy statement       [ ] Confidential, for Use of the
    [X] Definitive proxy statement            Commission Only
    [ ] Definitive additional materials       (as permitted by Rule 14a-6(e)(2))
    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             THE VICTORY PORTFOLIOS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                Carl Frischling
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X|  No fee required.
     [ ]  Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

                             THE VICTORY PORTFOLIOS
                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 (800) 539-3863

                                                             February 4, 2000

Dear Shareholder:

           You are invited to attend a Special Meeting of Shareholders of The Victory Portfolios (the "Trust") to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern Time.

           At this Special Meeting, you are being asked to consider and approve a series of proposals which include:

            o the election of ten Trustees;
            o an Amended and Restated Trust Instrument;
            o an Amended and Restated Distribution Plan; and
            o changes in, or the elimination of, certain fundamental  investment restrictions

           We anticipate that approving these proposals will benefit all shareholders of the investment portfolios within the Trust (the "Funds") by installing three new Trustees, two of whom will be unaffiliated with either Key Asset Management Inc., each Fund's investment adviser ("KAM" or the "Adviser") or the principal underwriter of the Funds. These proposals will also benefit shareholders by modernizing the Trust's governance (permitting the Trustees more flexibility in managing the Funds) and making the fundamental investment restrictions of each Fund as consistent as possible with the other Funds, thus minimizing confusion. Finally, approval of the Amended and Restated Distribution Plan will protect the Funds from potential difficulties that might arise from the ambiguities in legal and regulatory provisions that govern distribution of shares of the Funds.

           The Board of Trustees has given careful consideration to the proposals and has concluded that they are in the best interests of The Victory Portfolios and its shareholders. We urge you to approve the proposals.

           We welcome your attendance at the Special Meeting. If you are unable to attend, please sign, date and return the enclosed proxy card promptly in order to avoid the additional proxy solicitation expense.

                                                    Sincerely,


                                                    Robert D. Hingston
                                                    Secretary

                  You are not required to attend the Special Meeting; however, be sure to exercise your right to vote by signing, dating and returning the enclosed proxy card promptly to avoid the additional expense of further proxy solicitation. You may also vote by phone, internet or fax.

Important Information to Help You Understand the Proposals on Which You Are Being Asked to Vote.

                               Please read the full text of this proxy statement. Below is a brief overview of the matters to be voted upon. Your vote is important. If you have questions regarding the proposals please call your Investment Consultant or the Victory Portfolios at 1-800-539-3863. You are
                               also    welcome   to   visit   our   web site at
                               www.victoryfunds.com. Select "Vote Your Proxy Here" for information about the shareholder meeting. We appreciate the confidence you have placed in the Victory Portfolios and look forward to helping you achieve your financial goals through investment in the Victory Portfolios.


What proposals am I being asked to vote on?

                  You are  being  asked  to  vote on the  following proposals:

              1. The election of ten Trustees
              2. To approve an Amended and Restated Trust Instrument
              3. To approve an Amended and Restated Distribution Plan
              4. To  approve   changes  in,  or  the  elimination  of,  certain
                 fundamental investment restrictions.


Has my Fund's Board of Trustees approved the Proposals?

                               Yes. The Board of the Victory Portfolios unanimously approved these proposals on December 1, 1999, and recommends that you vote to approve each proposal.


Why are the Victory Portfolios having a Shareholder Meeting?

                               Primarily, all of the shareholders in the Victory Portfolios need to elect the Board of Trustees. By doing so, the Trust will continue to maintain the necessary number of Trustees that have been elected by shareholders as required by law.


Why am I being asked to approve an Amended and Restated Trust Instrument?

                               To modernize the Trust's organizational documents and create greater flexibility in managing the
                               affairs   of   the   Trust. The Amended and
                               Restated Trust Instrument will:

                               o Allow the Board of Trustees to reorganize a Fund into another Fund or investment company, without holding a special shareholder meeting (which can be costly), if it is in the shareholders' best interests.

                               o Increase the maximum solicitation period from 60 days to 90 days when seeking shareholder approval.

                               o Allow the Board of Trustees to restructure one or more of the Funds into a master/feeder structure if it is in the Fund's and its shareholders' best interest to invest its assets in another investment company.

                               o Permit the Board of Trustees to change shareholder voting powers to a dollar-based voting system to ensure that shareholders' voting rights remain proportionate to their investment in the Funds.

                               o Allow the Board of Trustees to amend the Trust Instrument in the future without shareholder approval unless required by law.

                               o Clarify that a Trustee is not an interested person solely because of his or her affiliation with an investment company which is affiliated with the Trust.

                               o Permit the Board of Trustees to require shareholders to redeem their shares when accounts become too small or where certain account information has not been made available by the shareholders.

Why am I being asked to elect Trustees?

                               Certain regulations require that a majority of trustees be elected by shareholders. New trustees cannot be appointed to fill vacancies created by resignations or an expansion of the Board unless after the appointments, two-thirds of the trustees have been elected by shareholders. All members, of the current Board of Trustees, including three Trustees who are Advisory Trustees of the Victory Portfolios, will stand for election at this Special Meeting of shareholders.

Why are certain shareholders of certain funds being asked to approve an Amended and Restated Distribution Plan?

                               This Plan is designed to avoid uncertainties that may arise from interpretation of certain legal requirements relating to payment of distribution expenses by Funds. The Plan does not provide for the payment of any money by a Fund. It merely clarifies that certain service providers to the Funds are allowed to expend their own funds for services which might be considered primarily intended to result in sale of Fund shares.


Why are changes to certain investment restrictions being recommended for these Funds, and why must the changes be submitted to shareholders?

                               In some cases the elimination of or a change in a restriction is in response to changes in regulatory requirements. Changes are also being recommended in an effort to modernize prospectus language or to maintain consistency across the Funds. The proxy explains each of the proposed changes to or the elimination of a restriction.

                               Shareholders are only being asked to approve the changes that are "fundamental," and are, therefore, required to be approved by shareholders.

Will the proposed changes in the fundamental investment restrictions change the investment objective of my Fund?

                               No.  Each  Fund  will   continue  to  be  managed
                               according to its current investment objective.

When will the Shareholder Meeting be held?

                               A Shareholder Meeting will be held on March 20, 2000.

I have received other proxies from Victory. Is this a duplicate? Do I have to vote again?

                               This is NOT a duplicate proxy. You must vote separately for each account you have with the Victory Funds.

How do I vote my shares?

                               You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. You may also vote your shares by phone at 888-634-9896, by fax at 800-733-1885, or via the internet at www.proxyvote.com. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call your Investment Consultant or the Victory Portfolios at 1-800-539-3863.

                             THE VICTORY PORTFOLIOS
                                  800-539-3863

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 20, 2000

           The Victory Portfolios will host a Special Meeting of Shareholders on March 20, 2000 at 8:30 a.m., Eastern Time. This will be a joint meeting for the shareholders of each of the investment portfolios (the "Funds") of The Victory Portfolios. The Special Meeting will be held at the Victory Portfolios offices, 3435 Stelzer Road, Columbus, Ohio. At the meeting, we will ask shareholders to vote on:

           1. A proposal to elect ten Trustees.

           2. A proposal to amend and restate The Victory Portfolios' Trust Instrument under Delaware law.

           3. A proposed "defensive" Rule 12b-1 distribution plan. (The amount of fees your Fund pays will not change if shareholders approve the distribution plan.)

           4. Proposed changes to certain fundamental investment restrictions. (Your Fund's current investment objective will not change.)

           5. Any other business properly brought before the meeting.

           Any shareholder who owned shares of the Funds on January 21, 2000 (the "Record Date") will receive notice of the meeting and will be entitled to vote at the meeting or any adjournment or postponement of the meeting. Please read the full text of the Proxy Statement for a complete understanding of the proposals.

Dated:     February 4, 2000
                                               By Order of the Board of Trustees


                                               Robert D. Hingston, Secretary
                                               3435 Stelzer Road
                                               Columbus, Ohio 43219

                             YOUR VOTE IS IMPORTANT!
        YOU CAN VOTE EASILY AND QUICKLY BY TOLL-FREE TELEPHONE CALL, THE INTERNET, FAX OR MAIL. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD. PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING TODAY!

                             THE VICTORY PORTFOLIOS
                         SPECIAL MEETING OF SHAREHOLDERS

                                 MARCH 20, 2000

                                 PROXY STATEMENT

                                  INTRODUCTION
                                  ------------

       This is a Proxy Statement for The Victory Portfolios (the "Trust").
The Trustees of the Trust are soliciting your proxy for a Special Meeting of Shareholders to approve proposals that have already been approved by the Trustees. For some proposals, shareholders of each series of the Trust (the "Funds") will vote together. For other proposals, shareholders of each Fund (or each class of a Fund) will vote separately. We've divided the Proxy Statement into six parts:

                    Part 1-- An Overview begins on page 2
                    Part 2-- Your Fund's Proposals begins on page 5
                    Part 3-- More on  Proxy  Voting  and  Shareholder  Meetings
                             begins on page 37
                    Part 4-- Fund Information begins on page 48
                    Part 5-- Trustee and Officer Information begins on page 49
                    Part 6-- A  Copy  of  the   Amended  and   Restated   Trust
                             Instrument begins after page 51

           You should read the entire Proxy Statement before voting. If you have any questions, please call the Funds at 800-539-FUND (800-539-3863). Information regarding this Special Meeting can be found by selecting "Vote Your Proxy Here" on our web site, www.victoryfunds.com

           We will begin mailing this Proxy Statement, Notice of Special Meeting and Proxy Card to shareholders on or about February 4, 2000.

           The Trust is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about the Trust (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington DC 20549 and at the SEC's New York Regional Office, Seven World Trade Center, New York, NY 10048. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington DC 20549, at prescribed rates.

           The Trust's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call the Funds toll-free at 800-539-FUND (800-539-3863) or write the Funds at P.O. Box 8527, Boston, MA 02266-8527.

PART 1 - AN OVERVIEW

           The Board of Trustees of the Trust has sent you this Proxy Statement to ask for your vote on several proposals affecting your Fund. The Trust will hold a Special Meeting of Shareholders on March 20, 2000 at 8:30 a.m., Eastern Time, at its offices located at 3435 Stelzer Road, Columbus, Ohio 43219 in order to consider the proposals described below. At the Special Meeting, you will be asked to approve or disapprove these proposals.

           The Board of Trustees has fixed the close of business on January 21, 2000 as the Record Date to determine the shareholders who are entitled to notice of the Special Meeting and to vote their shares. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

             The following tables summarize the proposals and how they apply to the 30 Funds of the Trust for which this Proxy is solicited.

-------------------------------------------------------------------------------
                                                                 Proposal 2
                                                             Approve Amended and
                                        Proposal 1              Restated Trust
Funds                               To Elect Ten Trustees         Instrument
-------------------------------------------------------------------------------
All funds, voting together                 x                          x
-------------------------------------------------------------------------------

             Funds will vote separately on the following proposals:

Proposal 3  - Approve "Defensive" Rule 12b-1 Distribution Plan


------------------------------------------------------------------------------------------------------------------------------------
Funds                                      Proposal 3                   Funds                                  Proposal 3
                                  Approve "Defensive" Rule 12b-1                                      Approve "Defensive" Rule 12b-1
                                        Distribution Plan                                                   Distribution Plan
------------------------------------------------------------------------------------------------------------------------------------
Balanced                                                                Lakefront Fund*                            x
           Class A                            x                         LifeChoice Conservative Investor*          x
           Class B                                                      LifeChoice Growth Investor*                x
           Class G                                                      LifeChoice Moderate Investor*              x
Convertible Securities                                                  Limited Term Income*                       x
           Class A                            x                         National Municipal Bond
           Class G                                                                 Class A                         x
Diversified Stock                                                                  Class B
           Class A                            x                                    Class G
           Class B                                                      New York Tax-Free
           Class G                                                                 Class A                         x
Established Value                                                                  Class B
           Class A                                                                 Class G
           Class G                                                      Ohio Municipal Bond
Federal Money Market                                                               Class A                         x
           Investor Shares                    x                                    Class G
           Select Shares                      x                         Ohio Municipal Money Market*               x
Financial Reserves*                           x                         Prime Obligations*                         x


--------------------
* These Funds have only one class of shares, which will vote on each proposal as indicated.


------------------------------------------------------------------------------------------------------------------------------------
Funds                                      Proposal 3                   Funds                                 Proposal 3
                                  Approve Amended and Restated                                       Approve Amended and Restated
                                        Distribution Plan                                                   Distribution Plan
------------------------------------------------------------------------------------------------------------------------------------
Fund for Income                                                         Real Estate Investment
           Class A                            x                                    Class A                         x
           Class G                                                                 Class G
Gradison Government Reserves*                                           Small Company Opportunity
Growth                                                                             Class A                         x
           Class A                            x                                    Class G
           Class G                                                      Special Value
Institutional Money Market                                                         Class A                         x
           Investor Shares                    x                                    Class B
           Select Shares                      x                                    Class G
Intermediate Income                                                     Stock Index
           Class A                            x                                    Class A                         x
           Class G                                                                 Class G                         x
International Growth                                                    Tax-Free Money Market*                     x
           Class A                            x                         U.S. Government Obligations
           Class B                                                                 Investor Shares                 x
           Class G                                                                 Select Shares                   x
Investment Quality Bond                                                 Value
           Class A                            x                                    Class A                         x
           Class G                                                                 Class G
------------------------------------------------------------------------------------------------------------------------------------

Proposal 4  - Approve New Fundamental Investment Restrictions

Key:

Proposal 4a           Diversification of investments        Proposal 4h       Underwriting
Proposal 4b           Concentration of investments          Proposal 4i       Pledging
Proposal 4c           Joint trading accounts                Proposal 4j       Investing to influence management or exercise control
Proposal 4d           Borrowing                             Proposal 4k       Purchasing on margin and selling short
Proposal 4e           Lending                               Proposal 4l       Illiquid securities
Proposal 4f           Senior securities                     Proposal 4m       Investment in issuers whose shares are owned by
                                                                              Victory's Trustees or Officers
Proposal 4g           Real estate                           Proposal 4n       Investment in unseasoned issuers


-----------------------------------------------------------------------------------------------------------------------------------
                                       4a     4b    4c    4d     4e    4f    4g    4h     4i     4j    4k     4l     4m    4n
-----------------------------------------------------------------------------------------------------------------------------------
Balanced                                x      x     x     x      x     x     x     x
Convertible Securities                  x      x           x      x     x     x     x             x     x      x
Diversified Stock                       x      x     x     x      x     x     x     x
Established Value                       x      x     x     x      x     x     x     x      x      x     x      x     x     x
Federal Money Market                    x      x           x            x     x     x             x     x
Financial Reserves                      x      x           x      x     x     x     x
Fund for Income                         x      x           x      x     x     x     x      x
Gradison Government Reserves            x      x           x      x     x     x     x
Growth                                  x      x     x     x      x     x     x     x
Institutional Money Market              x      x           x      x     x     x     x
Intermediate Income                     x      x     x     x      x     x     x     x
International Growth                    x      x     x     x      x     x     x     x
Investment Quality Bond                 x      x     x     x      x     x     x     x
Lakefront                               x      x           x      x     x     x     x
LifeChoice Conservative Investor        x                  x      x     x     x     x
LifeChoice Growth Investor              x                  x      x     x     x     x
LifeChoice Moderate Investor            x                  x      x     x     x     x
Limited Term Income                     x      x     x     x      x     x     x     x
National Municipal Bond                 x      x           x      x     x     x     x
New York Tax-Free                       x      x           x      x     x     x     x
Ohio Municipal Bond                     x      x     x     x      x     x     x     x
Ohio Municipal Money Market             x      x           x      x     x     x     x
Prime Obligations                       x      x     x     x      x     x     x     x
Real Estate Investment                  x      x           x      x     x     x     x
Small Company Opportunity               x      x     x     x      x     x     x     x
Special Value                           x      x     x     x      x     x     x     x
Stock Index                             x      x     x     x      x     x     x     x
Tax-Free Money Market                   x      x     x     x      x     x     x     x
U.S. Government Obligations             x                  x      x     x     x     x
Value                                   x      x     x     x      x     x     x     x
-----------------------------------------------------------------------------------------------------------------------------------

PART 2 - YOUR FUND'S PROPOSALS

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

           The Board of Trustees has nominated the individuals listed below (the "Nominees") to serve as Trustees of the Trust until their successors have been elected and qualified. The Board of Trustees presently consists of seven Trustees (five of whom are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees")) and three Advisory Trustees (two of whom are Independent Advisory Trustees). If authority is granted on the accompanying proxy card to vote in the election of Trustees, the persons named as proxies will vote for the election of the Nominees named below, each of whom has consented to serve if elected. If any of the Nominees is unable to serve for any reason, the persons named as proxies will vote for such other Nominee or Nominees selected by the Board of Trustees, or the Board may reduce the number of Trustees as provided in the Trust's bylaws. Any other Nominee or Nominees who would serve as Independent Trustees will be selected by the Independent Trustees currently serving on the Board of Trustees. The Trust knows of no reason why any of the Nominees listed below would be unable to serve if elected.

A.         Why should you vote for this proposal?

1940 Act requirements

           The Board of Trustees of the Trust presently consists of seven Trustees, four of whom have been elected by shareholders, and three Advisory Trustees who have been elected by the Board to fill vacancies created by resignations or expansion of the Board. The 1940 Act generally provides that at all times, a majority of trustees must be elected by shareholders, and that new trustees cannot be appointed to fill vacancies unless, after such appointments, two-thirds of the trustees have been elected by shareholders. At their regular meeting on December 11, 1998, the Trustees elected Donald E. Weston and Theodore Emmerich as Advisory Trustees. At their meeting on December 1, 1999, the Trustees elected Frankie D. Hughes as an Advisory Trustee. The 1940 Act did not permit the appointment of Mr. Weston, Mr. Emmerich and Ms. Hughes as Trustees, because fewer than two-thirds of the Trustees then on the Board would have been elected by shareholders. Additionally, if any present Trustee were to resign, under the 1940 Act the Trust would be required to call a special meeting for the election of trustees within 60 days. Accordingly, you are being asked to elect all of the current Trustees, plus Mr. Weston, Mr. Emmerich and Ms. Hughes to the Board of Trustees.

B.         Nominees for election to the Board of Trustees

           The nominees for election to the Board of Trustees are:

                     o     Theodore H. Emmerich
                     o     Dr. Harry Gazelle
                     o     Frankie D. Hughes
                     o     Eugene J. McDonald
                     o     Dr. Thomas F. Morrissey
                     o     Roger Noall

                     o     H. Patrick Swygert
                     o     Frank A. Weil
                     o     Donald E. Weston
                     o     Leigh A. Wilson

           The following tables summarize information about the Trustees, their positions with the Trust, and their principal occupations.

                                 Position(s)
                                 Held With             Principal Occupation
Name, Age and Address            the Trust             During Past 5 Years
---------------------            ---------           ---------------------------
Theodore H. Emmerich, 73         Advisory Trustee    Retired; until 1986,
1201 Edgecliff Place                                 managing partner
Apt. 1052                                            (Cincinnati office) Ernst &
Cincinnati, Ohio  45206                              Whinney (now Ernst & Young
                                                     LLP); Director of Carillon
                                                     Fund, Inc. (investment
                                                     company); American
                                                     Financial Group (insurance)
                                                     and Cincinnati Milacron
                                                     Commercial Corporation
                                                     (financing); Trustee of
                                                     Summit Investment Trust
                                                     (investment company).

Dr. Harry Gazelle, 72            Trustee             Retired radiologist, Drs.
17822 Lake Road                                      Hill and Thomas
Lakewood, OH  44107                                  Corporation.


Frankie D. Hughes, 47            Advisory Trustee    Since 1993, Principal and
Hughes Capital Management, Inc.                      Chief Investment Officer of
315 Cameron Street, 2nd Floor                        Hughes Capital Management,
Alexandria, VA 22314                                 Inc. (fixed income asset
                                                     management firm).

Eugene J. McDonald, 67           Trustee             Since 1990, Executive Vice
Duke Management Company                              President and Chief
2200 West Main Street                                Investment Officer for
Suite 1000                                           Asset Management of Duke
Durham, NC  27705                                    University and President
                                                     and CEO of Duke Management
                                                     Company; Director of CCB
                                                     Financial Corporation, Flag
                                                     Group of Mutual Funds,
                                                     Greater Triangle Community
                                                     Foundation, and North
                                                     Carolina Bar Association
                                                     Investment Committee.

Dr. Thomas F. Morrissey, 66      Trustee             Since 1970, Professor,
Weatherhead School of Management                     Weatherhead School of
Case Western Reserve University                      Management, Case Western
10900 Euclid Avenue                                  Reserve University; from
Cleveland, OH  44106-7235                            1989 to 1995, Associate
                                                     Dean of Weatherhead School
                                                     of Management.

Roger Noall, *  64               Chairman and        Since 1996, Executive of
c/o Brighton Apt. 1603           Trustee             KeyCorp; from 1995 to 1996,
8231 Bay Colony Drive                                General Counsel and
Naples, FL 34108                                     Secretary of KeyCorp; from
                                                     1994 to 1996, Senior
                                                     Executive Vice President
                                                     and Chief Administrative
                                                     Officer of KeyCorp;
                                                     Director of Alleghany
                                                     Corporation and Elite
                                                     Information Systems, Inc.

------------------
*   Mr.  Noall and Mr.  Weston are  "interested  persons" as defined in the 1940
    Act.

                                 Position(s)
                                 Held With             Principal Occupation
Name, Age and Address            the Trust             During Past 5 Years
---------------------            ---------           ---------------------------

H. Patrick Swygert, 56           Trustee             Since 1995, President,
Howard University                                    Howard University; from
2400 6th Street, N.W.                                1990 to 1995, President,
Suite 402                                            State University of New
Washington, DC  20059                                York at Albany; Director of
                                                     Hartford Financial Services
                                                     Group, Hartford Life
                                                     Insurance and Federal
                                                     National Mortgage
                                                     Association; Chairman,
                                                     Community Business
                                                     Partnership, Greater
                                                     Washington Board of Trade.

Frank A. Weil, 68                Trustee             Since 1984, Chairman and
Abacus & Associates                                  Chief Executive Officer of
147 E. 47th Street                                   Abacus & Associates, Inc.
New York, NY  10017                                  (private investment firm);
                                                     Director and President of
                                                     the Hickrill Foundation.

Donald E. Weston,*  64           Advisory Trustee    Since October 1998,
McDonald Investments Inc.                            Chairman of Gradison
580 Walnut Street                                    McDonald Investments, a
Cincinnati, Ohio  45202                              division of McDonald
                                                     Investments Inc.; until
                                                     October 1998, Chairman of
                                                     the Gradison Division of
                                                     McDonald & Company
                                                     Securities, Inc. and a
                                                     Director of McDonald &
                                                     Company Investments Inc.;
                                                     Director of Milacron
                                                     Commercial Corporation and
                                                     Katchall Industries Int'l,
                                                     Inc.

Leigh A. Wilson,** 55            President and       Since 1989, Chairman and
New Century Care, Inc.           Trustee             Chief Executive Officer,
53 Sylvan Road North                                 New Century Care, Inc.
Westport, CT  06880                                  (merchant bank); since
                                                     1995, Principal of New
                                                     Century Living, Inc.; since
                                                     1989, Director of Chimney
                                                     Rock Vineyard and Chimney
                                                     Rock Winery.

C.         Information about the Board of Trustees

           The Board currently has an Investment Committee, a Business, Legal and Audit Committee, and a Board Process and Nominating Committee. The members of the Investment Committee are Messrs. Weil (Chairman), McDonald, Swygert, and Weston and Dr. Morrissey. The function of the Investment Committee is to review the existing investment policies of the Trust, including the levels of risk and types of funds available to shareholders, and make recommendations to the Trustees regarding the revision of such policies or, if necessary, the submission of such revisions to the Trust's shareholders for their consideration. The members of the Business, Legal and Audit Committee are Dr. Gazelle (Chairman), Ms. Hughes, and Messrs. Emmerich and Wilson. The function of the Business, Legal and Audit Committee is to recommend independent auditors, monitor accounting and financial matters, and review compliance and contract matters. Mr. Swygert is the Chairman of the Board Process and Nominating Committee (consisting of all the Trustees and Advisory Trustees), which nominates persons to serve as Independent Trustees and Trustees to serve on committees of the Board. This Committee also reviews Trustee performance and compensation issues. The Board Process and Nominating Committee has a Nominating Subcommittee, composed of Messrs. Swygert, Emmerich, McDonald and Weil and Drs. Gazelle and Morrissey. This Subcommittee makes recommendations to the Board Process and Nominating Committee concerning candidates to serve as trustees. Shareholders may submit to the Trust recommendations for individuals to serve as Trustees. See Part 3 -- "More on Proxy Voting and Shareholder Meetings --Submission of Proposals for the Next Annual Meeting."

-----------------
** Mr. Wilson is deemed to be an "interested person" of the Trust under the 1940 Act solely by reason of his position as President.

           Last year, the Board of Trustees held eight meetings, of which four were regular meetings. Each Committee held four meetings. The Nominating Subcommittee of the Board Process and Nominating Committee held two meetings.

D.         Remuneration of Trustees

           Each Trustee (including Advisory Trustees) (other than Mr. Wilson) receives an annual fee of $31,500 for serving as Trustee of all the Funds of the Trust, and an additional per meeting fee ($3,500 in person and $1,500 per telephonic meeting). Mr. Wilson receives an annual fee of $37,500 for serving as President and Trustee for all of the Funds of the Trust, and an additional per meeting fee ($4,100 in person and $1,800 per telephonic meeting). The Adviser pays the expenses of Messrs. Noall and Weston.

           The following table indicates the estimated compensation received by each Trustee from the Victory "Fund Complex"(1) for the fiscal year ended October 31, 1999.

                                                                                                                        Aggregate
                                            Pension or Retirement     Estimated Annual                                 Compensation
                                             Benefits Accrued as       Benefits Upon      Aggregate Compensation       from Victory
                                             Portfolio Expenses         Retirement        from Victory Portfolios     "Fund Complex"
                                             ------------------         ----------        -----------------------     --------------
Edward P. Campbell*..................              -0-                       -0-                 $9,150                    $10,275
Theodore H. Emmerich#................              -0-                       -0-                 32,350                     35,635
Harry Gazelle........................              -0-                       -0-                 42,900                     47,900
Frankie D. Hughes**..................              -0-                       -0-                   -0-                       -0-
Eugene J. McDonald...................              -0-                       -0-                 45,900                     50,900
Thomas F. Morrissey..................              -0-                       -0-                 45,900                     50,900
Roger Noall..........................              -0-                       -0-                   -0-                       -0-
H. Patrick Swygert...................              -0-                       -0-                 41,400                     46,400
Frank A. Weil........................              -0-                       -0-                 45,900                     50,650
Donald Weston#.......................              -0-                       -0-                   -0-                       -0-
Leigh A. Wilson......................              -0-                       -0-                 56,500                     61,500

(1) There are currently 35 mutual funds in the Victory "Fund Complex" for which the above-named Trustees are compensated.

*   Mr. Campbell resigned as of December 31, 1998.

# Messrs. Emmerich and Weston commenced service as Advisory Trustees as of January 1, 1999.

**  Ms. Hughes commenced service as an Advisory Trustee as of January 1, 2000.

E.  Required vote

    Trustees are elected by a plurality of the votes cast at the Special Meeting in person and by proxy.

F. Does the Board of Trustees recommend the election of these Nominees to the Board of Trustees of the Trust?

    Yes. The Board of Trustees recommends that shareholders vote to elect the Nominees to the Board of Trustees of the Trust.

                                   PROPOSAL 2
                  AMENDMENT AND RESTATEMENT OF TRUST INSTRUMENT


           The Board of Trustees has approved an Amended and Restated Trust Instrument for the Trust.

o The primary purpose of this proposal is to modernize the governing document of the Trust and to allow the Trustees more flexibility in overseeing the affairs of the Trust.

           To  adopt  the  Amended  and  Restated  Trust  Instrument,   we  need
shareholder approval.

           The next few pages of this Proxy Statement discuss the details of each material proposed change in the Amended and Restated Trust Instrument and how it will affect your Fund.

A.         Why do we want to adopt the Amended and Restated Trust Instrument?

           The Trust was originally established as a business trust under the laws of the Commonwealth of Massachusetts in 1984. In 1996, the Trust reorganized as a business trust established under Delaware law. The operations of the Trust are governed by a Trust Instrument dated December 5, 1995, as amended on October 23, 1997.

           The following summarizes the material changes that the Amended and Restated Trust Instrument would contain, and summarizes the reasons that the Board of Trustees believes that those changes would be in the best interests of shareholders. Certain non-material changes, which are also included in the Amended and Restated Trust Instrument, are not described here, but are noted in the form of Amended and Restated Trust Instrument included with this Proxy Statement. Because this is a summary, it does not contain all of the information that may be important to you. Please refer to the complete form of Amended and Restated Trust Instrument, which appears as Exhibit A in Part 6 of this Proxy Statement to review all of the proposed changes before you decide how to vote on this proposal.

           o Reorganizations. The amendments would clarify the ability of the Board of Trustees to reorganize a Fund with another investment company or another series of the Trust or to liquidate a Fund, if the Board determines that it would be in the best interests of shareholders. The Trustees could take these actions without shareholder approval, unless such approval is required by law. The additional flexibility would save shareholders the expense of costly special meetings. One situation where the Board of Trustees might choose to reorganize a Fund without first obtaining shareholder approval is where the acquiring Fund is a shell created specifically for the reorganization and which after the reorganization will be identical to the acquired Fund. [Section 4.01(x)].

           o Voting powers. The amendments would allow the Board of Trustees, in its discretion, to make your voting rights "dollar-based," which is a different voting rights system than your Fund uses now. Currently, all Funds of the Trust provide shareholders with one vote for each whole share that they own and a fractional vote for each fractional share that they own. This share-based system treats shareholders equitably so long as all shares of various Funds have the same share price. However, the share prices of the Funds will vary significantly over time due to their different investment programs. Similarly, the share prices of a Fund's various share classes will differ over time because of their different expense structures. As a result, when issues are voted at the Trust level, shareholders who acquired their shares at lower prices have relatively greater voting power than shareholders who paid more for their shares. Giving the Board of Trustees the option to change to dollar-based voting will ensure that shareholders' voting rights remain proportionate to their financial interests if the Board believes it to be in the best interests of shareholders. [Section 7.01(c)]

           o Required redemptions. The amendments would clarify the ability of the Board of Trustees to allow the Trust to require shareholders to redeem their shares under certain circumstances. The Board of Trustees may determine that it is in the best interest of all shareholders to require redemptions of small accounts, which are costly to maintain, or where a shareholder fails to provide a Social Security number or taxpayer identification number as required by law. This amendment could result in lower expenses to the Trust or individual Funds. [Section 9.05]

           o Record date. The amendments would change the maximum number of days for a shareholder meeting to be held after the record date to 90 days from the current 60-day requirement. This change would allow additional time to solicit shareholder votes and avoid additional costs which can arise when shareholder meetings are delayed. [Section 11.03]

           o Master/Feeder structure. The amendments would allow the Trustees to restructure one or more Funds into a "master/feeder" structure, in which one Fund (a "feeder") would invest all of its assets in another "master" Fund. Sometimes a master/feeder structure can benefit shareholders because combining the asset bases of funds with similar investment objectives and strategies may achieve economies of scale and reduce costs and expenses of portfolio management while retaining the benefits of having discrete, targeted investment products. Although there are no current plans to adopt this structure, the Trustees would have the power to use the structure in the future if they determined it would be in the best interests of shareholders. [Section 11.05(e)]

           o Derivative actions. Any Trustee who is also a trustee of an investment company affiliated with the Trust would not be deemed to be an "interested person" under state law solely because of such affiliation for purposes of determining whether the Trust satisfies the notification provisions in the event of a shareholder derivative action. Under current law, notification of a shareholder derivative suit must be given to the Board where fewer than a majority of the Trustees are interested persons. This amendment is in response to recent litigation addressing the issue. Whether a trustee is an "interested person" under state or federal law depends on a number of factual circumstances. This amendment merely clarifies that the fact that a trustee is also a trustee of an affiliated investment company does not make that trustee an "interested person" solely because of that affiliation. [Section 11.08]

           o Future amendments to the Trust Instrument. The amendments would clarify the ability of the Trustees to amend the Trust Instrument in the future without shareholder consent unless such consent is required by law. This change would give the Board of Trustees greater flexibility in overseeing the operations of the Trust without incurring the additional expense of holding a special meeting of shareholders to approve amendments to the Trust Instrument where shareholder approval is not required by law. [Section 11.09]

B.         Required vote

           Proposal 2 requires the approval of a majority of the shares of the Trust voted in person or by proxy at the Special Meeting. You may vote in favor of, or abstain from voting on, all of the proposed material changes to the Trust Instrument or, should you wish to vote against any particular proposed material changes, you may so indicate on the proxy card. If shareholders of the Trust do not approve this proposal, or any part of the proposal, the existing Trust Instrument or that part of the Trust Instrument will remain in effect, and the Board of Trustees will consider possible alternatives.

C.  Has  the  Board  of  Trustees  approved  this  Amended  and  Restated  Trust
Instrument?

           Yes. The Board of Trustees of the Trust carefully considered this proposal at its meeting on December 1, 1999. After full consideration, the Board, including all of the Independent Trustees, unanimously approved this Amended and Restated Trust Instrument and recommended that it be submitted to shareholders for approval. The Board recommends that shareholders vote "for" Proposal 2.

                                   PROPOSAL 3
                APPROVE "DEFENSIVE" RULE 12b-1 DISTRIBUTION PLAN

           This proposal is applicable only to certain classes of certain Funds. Only shareholders owning, on the Record Date, Class A and Class G Shares of the Stock Index Fund and Class A Shares, Select Shares or Investor Shares of those Funds listed below will vote on this proposal:

             Balanced                           International Growth                   Ohio Municipal Money Market
      Convertible Securities                   Investment Quality Bond                      Prime Obligations
        Diversified Stock                             Lakefront                           Real Estate Investment
       Federal Money Market                LifeChoice Conservative Investor              Small Company Opportunity
        Financial Reserves                    LifeChoice Growth Investor                       Special Value
         Fund for Income                     LifeChoice Moderate Investor                       Stock Index
             Growth                              Limited Term Income                      Tax-Free Money Market
     Institutional Money Market                National Municipal Bond                 U.S. Government Obligations
        Intermediate Income                       New York Tax-Free                               Value
                                                Ohio Municipal Bond


         For the following Funds, this is a new "defensive" Rule 12b-1 Plan:

                  Balanced                                Ohio Municipal Bond
             Diversified Stock                             Prime Obligations
                   Growth                              Small Company Opportunity
            Intermediate Income                              Special Value
            International Growth                         Stock Index - Class A
          Investment Quality Bond                        Tax-Free Money Market
            Limited Term Income                                  Value


           For the following Funds, which have already adopted a "defensive" Rule 12b-1 Plan, this is an amendment and restatement of the prior Plan, which is desirable to avoid administrative confusion:

          Convertible Securities                   LifeChoice Moderate Investor
           Federal Money Market                      National Municipal Bond
             Financial Reserves                        New York Tax-Free
              Fund for Income                      Ohio Municipal Money Market
          Institutional Money Market                  Real Estate Investment
                 Lakefront                            Stock Index - Class G
       LifeChoice Conservative Investor            U.S. Government Obligations
         LifeChoice Growth Investor

           Adoption of this Plan does not change the Trustees' responsibility to ensure that Fund assets are used appropriately.

           Because this discussion is only a summary, it may not contain all of the information that may be important to you. Please refer to the complete form of the Plan, which appears as Exhibit B in Part 6 of this Proxy Statement, to review the entire Plan before you decide how to vote on this proposal.

A.         The Plan

           Rule 12b-1 under the 1940 Act provides that a registered investment company (i.e., a mutual fund), which engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature," may only do so pursuant to a written plan "describing all material aspects of the proposed financing of distribution."

           The Board of Trustees has adopted a Rule 12b-1 Plan (the "Plan") to allow the Adviser, any sub-adviser and the distributor to incur certain expenses that might be considered to constitute indirect payments by the Funds of distribution expenses. THE PLAN DOES NOT AUTHORIZE PAYMENTS FOR DISTRIBUTION BY A FUND DIRECTLY OUT OF ITS ASSETS. A plan with these features is called a "defensive" Rule 12b-1 plan.

           The SEC has neither approved nor disapproved the Plan. The Plan contemplates that all expenses relating to the distribution of Fund shares shall be paid by KAM or the distributor out of their past profits and other resources, including advisory fees paid by a Fund to KAM. The Plan also recognizes that KAM may make payments from these sources to securities dealers and to other third parties who engage in the sale of Fund shares or who render shareholder services. The Plan provides that, to the extent that a Fund's payment of management fees to KAM or a sub-adviser might be considered to constitute the "indirect" financing of activities "primarily intended to result in the sale of shares," such payment is expressly authorized.

           The Plan specifically recognizes that the Adviser, any sub-adviser, administrator or the distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. Direct payments are not made from the assets of the Funds to the Distributor for performing these or other services related to the distribution of your Fund Shares. In addition, the Plan provides that the Adviser, a sub-adviser and the distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds' shares, or to third parties, including banks, that render shareholder support services.

           The Funds may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments. Although the Plan contemplates that KAM may engage in various distribution activities, it does not require KAM to perform any specific type of distribution activity or to incur any specific level of expense for such activities. The Plan also contains provisions relating to reporting obligations and to its amendment and termination as required by the Rule.

           The Plan is not substantially different than the original plan. Only technical changes have been made to make the Plan consistent with the current operation and structure of the Trust and the Funds. The Plan continues to provide for NO payments out of the assets of the Funds.

           If approved by shareholders, the Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the "Non-interested Trustees"), cast in person at a meeting called for the purpose of voting on the Plan.

           The Plan may be amended at any time by the Trustees, except that it may not be amended to authorize direct payments by a Fund to finance any activity primarily intended to result in the sale of shares issued by a Fund or to increase materially the amount spent by a Fund for distribution without the approval of a majority of the outstanding voting securities of a Fund and the Trustees. In addition, any amendment of a Fund's investment advisory agreement to increase the amount paid by a Fund to KAM shall be effective only upon approval by vote of a majority of the outstanding voting securities of that Fund. All material amendments to the Plan also must be approved by a majority of the Independent Trustees. The Plan, and any agreements related to the Plan, may be terminated at any time by a vote of the majority of the Independent Trustees or by a vote of the majority of the outstanding voting securities of the Fund.

           As required by the Rule, while the Plan is in effect, the selection and nomination of all Independent Trustees shall be committed to the discretion of the Independent Trustees then in office.

B.         Why do we want to adopt this Amended and Restated Distribution Plan?

           This Plan is designed to avoid legal uncertainties that may arise from the ambiguity of the phrase "primarily intended to result in sales of shares," and from the term "indirectly." The Plan does not provide for the payment of any money by a Fund. The Plan provides that, to the extent that a Fund's payment of management fees to KAM, or administration fees to BISYS Fund Services, Inc., each Fund's administrator and distributor ("BISYS"), might be considered to constitute "indirect" financing of activities primarily intended to result in the sale of shares, such payment is expressly authorized.

C.         Required vote

           Proposal 3 requires the approval by a majority of the outstanding securities of each class of each Fund voting separately. A majority of the outstanding securities means the lesser of one more than half of the number of shares of the Fund that were issued and outstanding as of the Record Date, or 67% of the voting shares present at the Special Meeting if more than 50% of the voting shares are present at the Special Meeting in person or by proxy.

D.         Has the Board of Trustees approved the Plan?

           Yes. As required by Rule 12b-1, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Trustees believe that the fees paid by the Funds to KAM under the investment advisory agreement and to Bisys Fund Services of Ohio, Inc. under the administration agreement are fair and reasonable, that the services provided thereunder are necessary and appropriate for the Funds and their shareholders, and that the Funds do not indirectly finance the distribution of their shares in contravention of Rule 12b-1. Nonetheless, the Trustees concluded that adoption of the Plan would avoid legal uncertainties that might arise as a result of what they believe to be potentially subjective and ambiguous language contained in Rule 12b-1 and in public releases issued by the SEC in connection with the proposed adoption of the Rule. The Trustees believe that the adoption of the Plan is advisable to minimize such legal uncertainties and to provide other benefits to the Funds and their shareholders. The Trustees noted that the Plan does not involve any direct payment by any Fund to finance any activity primarily intended to result in the sale of its shares, and that any amendment of any Fund's investment advisory agreement with KAM to increase the amount paid thereunder would require approval of both the Trustees and the Fund's shareholders.

           After full consideration at its meeting on December 1, 1999, the Board, including the Independent Trustees (who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan), unanimously approved the Plan and recommended that it be submitted to shareholders for approval. The Board recommends that shareholders vote "for" Proposal 3.


                                   PROPOSAL 4

                 CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

           Proposal 4 is a series of proposals to change certain fundamental investment restrictions presently applicable to the different Funds. We have described each proposal contained within Proposal 4 separately and listed them in order below. The table at the front of this Proxy Statement will assist you in determining which proposals apply to your Funds and what investment policy or restriction changes are proposed for each Fund.

           The 1940 Act requires each Fund to have certain specific investment policies that can be changed only by vote of a majority of the outstanding voting securities of a Fund. These policies are often referred to as "fundamental" investment policies or restrictions. Other policies not enumerated in the 1940 Act can be designated by a Fund as fundamental. Any policy designated by a Fund as "fundamental" may only be changed by the vote of a majority of the outstanding voting securities of that Fund.

           Certain fundamental policies have been adopted in the past by the Funds to reflect regulatory, business or industry conditions that are no longer in effect. Accordingly, KAM conducted a review of all of the fundamental policies and restrictions with the following goals: (i) to simplify and modernize the Funds' policies that are required to be fundamental, (ii) to make the fundamental policies and restrictions of all the Funds consistent to the extent possible, and (iii) to reclassify as non-fundamental or to eliminate those policies previously required to be fundamental that are no longer required to be so classified or that are no longer necessary. The Board may change non-fundamental policies without shareholder approval, subject to compliance with applicable disclosure requirements under rules promulgated by the SEC.

           These proposals seek shareholder approval of changes that are intended to accomplish the foregoing goals. By making the fundamental policies of all Funds consistent where it is possible to do so, monitoring compliance would be streamlined and more efficient. Clarifying and modernizing investment restrictions generally would allow the Funds to operate more efficiently within the limits of the 1940 Act. These revisions should give the Funds greater flexibility to take advantage of and react to changes in financial markets and new investment vehicles. In addition, by reducing to a minimum those policies that can be changed only by shareholder vote, the Funds in the future may be able to avoid the costs and delay associated with a shareholder meeting, and the Board of Trustees believes that the Adviser's ability to manage the Funds' portfolios in a changing regulatory or investment environment will be enhanced.

           If shareholders approve these investment policy changes at the Special Meeting, the Trust will amend or supplement its registration statement to reflect the elimination, modification and/or reclassification of the investment policies and restrictions. The Trust will notify shareholders of any future investment policy changes.

           You may vote in favor of, or abstain from voting on, all of the proposed changes applicable to your Fund or, should you wish to vote against any particular proposed change, you may so indicate on the proxy card.

Item 4a - Diversification of investments

           The Board of Trustees recommends that the investment restrictions relating to diversification be eliminated for all Funds. This will not change the diversification policy of any Fund or allow that policy to be changed without shareholder approval. Section 5(b) of the 1940 Act requires each Fund to indicate whether it is diversified or non-diversified. All of the Funds are diversified except:

                              National Municipal Bond
                              New York Tax-Free
                              Ohio Municipal Bond
                              Real Estate Investment

Reason for the change

           Diversified Funds. If a Fund elects to be diversified, it is required to invest its assets according to specific statutory provisions. Since the 1940 Act dictates the requirements for a diversified Fund, there is no need to have any specific fundamental investment restriction regarding diversification. In addition, any diversified Funds wishing to become non-diversified must first obtain shareholder approval.

           Non-Diversified Funds. If a Fund elects to be non-diversified, it is not subject to the diversification requirements of the 1940 Act. However, all of the Funds, including the non-diversified Funds, are regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and are subject to specific requirements under the Code. Since each Fund must adhere to these requirements in order to be treated as a regulated investment company under the Code, there is no need to state these requirements in a fundamental restriction.

Operating criteria

           Each of the following money market Funds operates in accordance with Rule 2a-7 under the 1940 Act and, therefore, must invest its assets so that no more than 5% of its total assets would be invested in any single issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities ("U.S. Government Securities")):

            Federal Money Market                         Prime Obligations
             Financial Reserves                        Tax-Free Money Market
        Gradison Government Reserves                U.S. Government Obligations
         Institutional Money Market

           In addition, in accordance with Rule 2a-7 under the 1940 Act, each of these money market Funds may also invest up to 25% of its total assets in the securities of single issuer for up to three days.

           Ohio Municipal Money Market Fund, in accordance with Rule 2a-7 under the 1940 Act, must invest its assets so that with respect to 75% of its total assets, no more than 5% of its total assets is invested in the securities of a single issuer (other than U.S. Government Securities).

           Each of the following diversified non-money market funds must invest its total assets so that with respect to 75% of these assets, no more than 5% is invested in any one issuer (other than U.S. Government Securities), and no more than 10% of the outstanding voting securities of any issuer can be held by a Fund.

        Balanced                        Intermediate Income                 LifeChoice Moderate Investor
 Convertible Securities                International Growth                     Limited Term Income
    Diversified Stock                 Investment Quality Bond                Small Company Opportunity
    Established Value                        Lakefront                             Special Value
     Fund for Income             LifeChoice Conservative Investor                   Stock Index
         Growth                     LifeChoice Growth Investor                         Value

           To comply with the Code, each of the following non-diversified non-money market Funds must invest its assets so that no more than 25% of its total assets is invested in the securities of a single issuer (other than U.S. Government Securities) and, with regard to 50% of its total assets, no more than 5% is invested in any one issuer (other than U.S. Government Securities) and no more than 10% of the outstanding voting securities of any issuer can be held by a Fund:

      National Municipal Bond                     Ohio Municipal Bond
         New York Tax-Free                       Real Estate Investment

           The applicable provisions of the Code apply at the end of each quarter, and contain windows of time in which adjustments may be made in a Fund's portfolio if a Fund exceeds the Code's percentage limitations.

           Who is the "issuer" of tax-exempt securities? In determining who is considered the issuer of a tax-exempt security, each state and each political subdivision, agency and instrumentality of each state and each multi-state agency of which such state is a member is deemed to be a separate issuer. When securities are backed by the assets and/or revenues of a particular instrumentality, facility or subdivision, such entity is considered to be the issuer. Private activity bonds that are backed only by the assets and/or revenues of a non-governmental issuer are considered to be issued by such non-governmental issuer.

Item 4b - Concentration of investments

        This  item  does  not  apply  to  the  LifeChoice  or  U.S.   Government
Obligations Funds.

           The 1940 Act requires a Fund to state its policies concerning concentration of investments. These policies, which are stated in the form of concentration restrictions, cannot be changed without shareholder approval. Under the 1940 Act, a Fund "concentrates" its investments in an industry if 25% or more of its total assets are invested in that industry. The Board of Trustees recommends that every Fund revise and update its policy regarding concentration to be consistent with current legal interpretations. These changes do not in any way change how any Fund will concentrate its investments. Rather, these changes will ensure that where Fund assets are managed the same way with respect to concentration, the policy will be stated the same way to avoid the possibility of inconsistent administration. In addition, if the proposed restrictions are adopted, the Funds would be able to invest substantially all of their assets into other "master" mutual funds, if desired. The present restrictions do not permit that type of investment.

Reason for the change

           The proposed modifications modernize and clarify the restrictions concerning concentration by explicitly excluding U.S. Government Securities, as is permitted by legal interpretation, and by permitting the Funds to invest in other investment companies that have similar investment objectives and policies on concentration of investments ("master" funds). These changes would give the Funds more flexibility to enter into other types of investments at future times in response to changing financial markets.

           For each group of Funds, or each individual Fund, we set forth below the proposed new restriction followed by the current restrictions.

           The Board of Trustees is recommending that the Funds listed below change their investment restriction on concentration to read as follows:

Proposed Concentration Restriction

           The Funds may not:

           purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent a Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

-------------------------------------------------------------------------------
                                     Current Concentration Restriction
-------------------------------------------------------------------------------
Balanced                             The Funds may not:
Diversified Stock
Growth                               purchase  the   securities  of  any  issuer
Intermediate Income                  (other than securities issued or guaranteed
International Growth                 by  the  U.S.  government  or  any  of  its
Investment Quality Bond              agencies    or    instrumentalities,     or
Lakefront                            repurchase  agreements secured thereby) if,
Limited Term Income                  as a result,  more  than 25% of the  Fund's
Special Value                        total  assets  would  be  invested  in  the
Stock Index                          securities  of  companies  whose  principal
Value                                business   activities   are  in  the   same
                                     industry.  In the utilities  category,  the
                                     industry  shall be determined  according to
                                     the service  provided.  For  example,  gas,
                                     electric,   water  and  telephone  will  be
                                     considered as separate industries.

Convertible Securities               The Fund may not:

                                     purchase  securities if such purchase would
                                     cause  more  than 25% of any of the  Funds'
                                     total   assets  to  be   invested   in  the
                                     securities of issuers in any one industry.

Established Value                    The   Established   Value   Fund  will  not
                                     concentrate more than 25% of its total assets in any one industry.

Fund for Income                      The Fund may not:

                                     invest  more than 25% of the  Fund's  total
                                     assets   in   securities   whose   interest
                                     payments are derived from revenue from similar projects.

Small Company Opportunity            The Fund may not:

                                     purchase  the   securities  of  any  issuer
                                     (other than securities issued or guaranteed
                                     by  the  U.S.  Government  or  any  of  its
                                     agencies    or    instrumentalities,     or
                                     repurchase  agreements secured thereby) if,
                                     as a result,  more  than 25% of the  Fund's
                                     total  assets  would  be  invested  in  the
                                     securities  of  companies  whose  principal
                                     business   activities   are  in  the   same
                                     industry.
--------------------------------------------------------------------------------
           Financial Reserves Fund, Institutional Money Market Fund and Prime Obligations Fund currently retain, and they intend to continue to retain, the ability to concentrate their investments in securities issued by U.S. banks. The Trustees propose that these Funds adopt the following concentration restriction:

Proposed Concentration Restriction

           With respect to Financial Reserves Fund, Institutional Money Market Fund and Prime Obligations Fund, the Funds may not:

           purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent a Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

           Consistent with its investment objective and policies, each Fund reserves the right to concentrate its investment in obligations issued by domestic banks.

-------------------------------------------------------------------------------
                                     Current Concentration Restriction
-------------------------------------------------------------------------------
Financial Reserves                   The Funds may not:
Institutional Money Market
                                     purchase  the   securities  of  any  issuer
                                     (other   than    obligations    issued   or
                                     guaranteed  as to principal and interest by
                                     the United States government,  its agencies
                                     or  instrumentalities)   if,  as  a  result
                                     thereof:  (i)  more  than  5% of its  total
                                     assets would be invested in the  securities
                                     of such issuer, provided,  however, that in
                                     the case of certificates  of deposit,  time
                                     deposits  and bankers'  acceptances,  up to
                                     25%  of  the  Fund's  total  assets  may be
                                     invested   without   regard   to   such  5%
                                     limitation, but shall instead be subject to
                                     a 10% limitation; (ii) more than 25% of its
                                     total  assets  would  be  invested  in  the
                                     securities  of one or more  issuers  having
                                     their principal business  activities in the
                                     same industry,  provided,  however, that it
                                     may  invest  more  than  25% of  its  total
                                     assets  in  the   obligations  of  domestic
                                     banks. Neither finance companies as a group
                                     nor  utility   companies  as  a  group  are
                                     considered a single industry for purposes of this policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

Prime Obligations                    The Fund may not:

                                     purchase  the   securities  of  any  issuer
                                     (other than securities issued or guaranteed
                                     by  the  U.S.  Government  or  any  of  its
                                     agencies    or    instrumentalities,     or
                                     repurchase  agreements secured thereby) if,
                                     as a result,  more  than 25% of the  Fund's
                                     total  assets  would  be  invested  in  the
                                     securities  of  companies  whose  principal
                                     business   activities   are  in  the   same
                                     industry.  Notwithstanding  the  foregoing,
                                     there  is no  limitation  with  respect  to
                                     certificates   of  deposit   and   banker's
                                     acceptances  issued by domestic  banks,  or
                                     repurchase  agreements secured thereby.  In
                                     the utilities category,  the industry shall
                                     be  determined  according  to  the  service
                                     provided. For example, gas, electric, water
                                     and   telephone   will  be   considered  as
                                     separate industries.
--------------------------------------------------------------------------------
           The proposed concentration restriction for the Real Estate Investment Fund will permit it to retain its policy to concentrate its investments in securities in the real estate industry. The proposed concentration restriction for this Fund reads as follows:

Proposed Concentration Restriction - Real Estate Investment Fund

           The Fund may not:

           purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent the Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

           Notwithstanding   the  foregoing,   the  Fund  will  concentrate  its
           investments in securities in the real estate industry.

--------------------------------------------------------------------------------
                                    Current Concentration Restriction
--------------------------------------------------------------------------------
Real Estate Investment               The Fund may not:

                                     purchase  the   securities  of  any  issuer
                                     (other than securities issued or guaranteed
                                     by  the  U.S.  Government  or  any  of  its
                                     agencies    or    instrumentalities,     or
                                     repurchase  agreements secured thereby) if,
                                     as a result,  more  than 25% of the  Fund's
                                     total  assets  would  be  invested  in  the
                                     securities  of  companies  whose  principal
                                     business   activities   are  in  the   same
                                     industry.  In the utilities  category,  the
                                     industry  shall be determined  according to
                                     the service  provided.  For  example,  gas,
                                     electric,   water  and  telephone  will  be
                                     considered    as    separate    industries.
                                     Notwithstanding  the  foregoing,  the  Fund
                                     will   concentrate   its   investments   in
                                     securities in the real estate industry.
--------------------------------------------------------------------------------

           Finally, the proposed concentration restriction for the National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Ohio Municipal Money Market Fund and Tax-Free Money Market Fund recognizes that the restriction related to concentration does not apply to investments in municipal securities, because the issuers of these securities are not members of any industry. The proposed restriction will preserve and restate those Funds' additional provision with respect to investments in industrial development bonds. These Funds have no need to retain the ability to concentrate their investments in securities issued by U.S. banks. The proposed concentration restriction for these five Funds reads as follows:

Proposed Concentration Restriction

           The Funds may not:

           purchase the securities of any issuer (other than the securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements secured thereby, or tax-exempt securities issued by governments or political subdivisions of governments except tax-exempt securities backed only by the assets or revenues of non-governmental issuers) if, as a result, 25% or more of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. This restriction shall not prevent a Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

           When investing in industrial development bonds, a Fund will look to the source of the underlying payments. A Fund will not invest 25% or more of its total assets in industrial development bonds with underlying payments derived from similar projects.

--------------------------------------------------------------------------------
                                     Current Concentration Restriction
--------------------------------------------------------------------------------
National Municipal Bond              The Fund may not:

                                     purchase   securities   (other  than  those
                                     issued or guaranteed by the U.S. government
                                     or  any   securities  of  its  agencies  or
                                     instrumentalities or tax-exempt obligations
                                     issued or guaranteed by a U.S. territory or
                                     possession or a state or local  government,
                                     or   a   political   subdivision   of   the
                                     foregoing)  if, as a result,  more than 25%
                                     of  the  Fund's   total   assets  would  be
                                     invested in securities  of companies  whose
                                     principal  business  activities  are in the
                                     same  industry;  for  the  purpose  of this
                                     restriction,   utility  companies  will  be
                                     divided  according to their  services,  for
                                     example,  gas, gas  transmission,  electric
                                     and  gas  and   telephone   will   each  be
                                     considered a separate industry. Industrial development revenue bonds which are issued by non-governmental entities within the same industry shall be subject to this industry limitation.

--------------------------------------------------------------------------------
                                     Current Concentration Restriction
--------------------------------------------------------------------------------
New York Tax-Free                    The Fund may not:

                                     with respect to non-municipal  investments,
                                     purchase  securities (other than securities
                                     of  the  United  States   government,   its
                                     agencies  or  instrumentalities),  if  as a
                                     result of such  purchase 25% or more of the
                                     Fund's  total  assets  would be invested in
                                     any  one   industry,   or   enter   into  a
                                     repurchase   agreement   if,  as  a  result
                                     thereof, more than 15% of its net assets would be subject to repurchase agreements maturing in more than seven days;

                                     and

                                     invest  more than 25% of the  Fund's  total
                                     assets   in   securities   whose   interest
                                     payments are derived from revenue from similar projects.

Ohio Municipal Bond                  The Fund may not:

                                     purchase  the   securities  of  any  issuer
                                     (other than securities issued or guaranteed
                                     by  the  U.S.  government  or  any  of  its
                                     agencies    or    instrumentalities,     or
                                     repurchase  agreements secured thereby) if,
                                     as a result,  more  than 25% of the  Fund's
                                     total  assets  would  be  invested  in  the
                                     securities  of  companies  whose  principal
                                     business   activities   are  in  the   same
                                     industry;  provided  that  this  limitation
                                     shall not apply to Municipal  Securities or
                                     governmental    guarantees   of   Municipal
                                     Securities;  but for these  purposes  only,
                                     industrial   development   bonds  that  are
                                     backed only by the assets and revenues of a
                                     non-governmental  user  shall not be deemed
                                     to  be   Municipal   Securities.   In   the
                                     utilities  category,  the industry shall be
                                     determined   according   to   the   service
                                     provided. For example, gas, electric, water
                                     and   telephone   will  be   considered  as
                                     separate industries.

Ohio Municipal Money Market          The Fund will not:

                                     purchase  securities (other than securities
                                     issued   or    guaranteed   by   the   U.S.
                                     government,      its      agencies,      or
                                     instrumentalities)  if, as a result of such
                                     purchase,  25% or more of the  value of the
                                     Fund's  total  assets  would be invested in
                                     any one industry.  The Fund will not invest
                                     25% or more of its  assets  in  securities,
                                     the  interest   upon  which  is  paid  from
                                     revenues of similar type projects. The Fund may invest 25% or more of its assets in industrial development bonds.

Tax-Free Money Market                The Fund may not:

                                     purchase  the   securities  of  any  issuer
                                     (other than securities issued or guaranteed
                                     by  the  U.S.  Government  or  any  of  its
                                     agencies    or    instrumentalities,     or
                                     repurchase  agreements secured thereby) if,
                                     as a result,  more  than 25% of the  Fund's
                                     total  assets  would  be  invested  in  the
                                     securities  of  companies  whose  principal
                                     business   activities   are  in  the   same
                                     industry;  provided  that  this  limitation
                                     shall not apply to Municipal  Securities or
                                     governmental    guarantees   of   Municipal
                                     Securities;  but for these  purposes  only,
                                     industrial   development   bonds  that  are
                                     backed by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

                                     Notwithstanding the foregoing,  there is no
                                     limitation  with respect to certificates of
                                     deposit and banker's  acceptances issued by
                                     domestic  banks,  or repurchase  agreements
                                     secured thereby.  In the utilities category
                                     the industry shall be determined  according
                                     to the service provided.  For example,  gas
                                     electric,   water  and  telephone  will  be
                                     considered a separate industries.


Proposed Elimination of Concentration Restriction

           The Board of Trustees is proposing to eliminate the current concentration restriction for the Federal Money Market Fund and Gradison Government Reserves Fund. As a matter of investment policy, these Funds invest only in short term obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities or repurchase agreements secured by these securities. Since the SEC permits investment companies to exclude from their concentration policies and restrictions obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, there is no need for a concentration restriction for these Funds.

--------------------------------------------------------------------------------
                                     Current Concentration Restriction
--------------------------------------------------------------------------------
Federal Money Market                 The Fund may not:

                                     purchase  securities if such purchase would
                                     cause  more  than 25% of any of the  Funds'
                                     total   assets  to  be   invested   in  the
                                     securities  of issuers in any one industry,
                                     provided  however  that the  Federal  Money
                                     Market   Fund   reserves   the   right   to
                                     concentrate   in   securities   issued   or
                                     guaranteed  as to principal and interest by
                                     the United States Government,  its agencies
                                     or    instrumentalities    or   U.S.   bank
                                     obligations. The Federal Money Market Fund, however, will not exercise its right to concentrate in U.S. bank obligations.

Gradison Government Reserves         The Funds may not:

                                     purchase the securities of any issuer other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Non-Fundamental Investment Policy on Calculating Concentration

           For purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate under the following non-fundamental investment policy, which will be implemented where appropriate:

           Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of a Fund's concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

Item 4c - Joint trading accounts

           The Board of Trustees is recommending that the fundamental investment restriction on joint trading accounts be eliminated for the following Funds:

                 Balanced                                Limited Term Income
             Diversified Stock                           Ohio Municipal Bond
             Established Value                            Prime Obligations
                  Growth                              Small Company Opportunity
            Intermediate Income                             Special Value
           International Growth                              Stock Index
          Investment Quality Bond                       Tax-Free Money Market
                                                                Value

           This investment restriction currently reads:

           The Funds may not:

           participate on a joint or joint and several basis in any securities trading account.

Reason for the change

           Under the 1940 Act, the Funds are not specifically prohibited from participating in joint trading accounts under all circumstances. However, because participation in a joint trading account would be a joint transaction with an affiliated person, the Funds would have to apply to the SEC for, and receive, an exemption from the appropriate provisions of the 1940 Act. The Funds adopted their fundamental investment restriction on joint trading accounts in response to certain requirements imposed by state laws and regulations which are no longer applicable.

           The Funds may wish to participate in a joint trading account sometime in the future, subject to obtaining the necessary relief from the SEC. In addition, there is no longer any requirement that the Funds have this restriction. Eliminating this restriction would clarify and modernize the governing documents of the Funds by removing a clause that is no longer needed.

Item 4d - Borrowing

           Currently, the Funds may borrow money for temporary or emergency purposes only. "Temporary purposes" is not defined under the 1940 Act. However, it is presumed that any loan repaid within 60 days and not extended is for temporary purposes. The Funds need the ability to borrow temporarily for a number of reasons. Sometimes they borrow money to pay redeeming shareholders when the number or amount of redemptions exceeds available cash, and it is not a good time to sell portfolio securities to meet redemptions. Other times, a Fund must borrow money to pay redeeming shareholders, because the Fund has not yet received payment for securities it has sold.

           The current borrowing restriction also permits the Funds to engage in certain types of securities transactions, including delayed-delivery, when-issued and reverse repurchase agreements that might be construed as borrowing transactions. (These types of transactions are described fully in the Statement of Additional Information.)

           The Funds would benefit from the ability to engage in other types of transactions which might be considered borrowing. In particular, it might be appropriate and advantageous to enter into a transaction known as a "dollar roll." A "dollar roll" transaction is a special type of reverse repurchase agreement where the Fund sells a mortgage-backed U.S. Government security to a financial institution with the understanding that the Fund will repurchase the security at an agreed upon time and price. In a "dollar roll" transaction, the financial institution must deliver the same type of security at the time of repurchase, from the same agency with similar characteristics but, unlike in a reverse repurchase agreement, not necessarily the original security delivered by the Fund. "Dollar rolls" are considered to be borrowings by the Fund and provide an economical way for the Fund to obtain cash.

           In addition, the Funds would benefit from the flexibility to borrow money up to the maximum amount permitted by law and not just for the limited time period covered by a temporary borrowing. The Funds do not intend to borrow for leveraging purposes, which means that a Fund will not borrow to make investments with the proceeds of the borrowing.

           Finally, it may be appropriate at times for the Funds to borrow from each other. In order for the Funds to engage in this type of borrowing, they would first have to apply to the SEC for, and receive, an exemption from certain provisions of the 1940 Act.

           Borrowing money may place a Fund at risk and therefore, although some additional borrowing would be permitted under this restriction, it would be limited (as required under the 1940 Act) to 33 1/3% of the total assets of a Fund at the time the loan is made. In addition, the Board of Trustees will add a non-fundamental borrowing restriction that a Fund will not borrow money for leveraging purposes.

Reasons for the change

           For each Fund, the proposed amendment clarifies, modernizes and standardizes the restriction on borrowing. This change gives each Fund the flexibility to engage in certain securities transactions, such as "dollar rolls," that might be construed as "borrowing" transactions, and permits each Fund to borrow money up to the limits permitted by the 1940 Act for any purpose that does not involve leveraging. Changing this restriction will permit greater flexibility in managing each Fund's portfolio and will allow each Fund to borrow to the maximum extent permitted by law when such borrowings are necessary for the efficient management of each Fund's assets.

           The proposed changes also would allow a Fund to borrow from another Fund when permissible. Borrowing from another Fund in the Trust could reduce certain borrowing and transaction costs.

Proposed Borrowing Restriction

           No Fund may:

           borrow money, except that a Fund may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, including when-issued and delayed-delivery transactions, reverse repurchase agreements and "dollar roll" transactions, provided that the total amount of any borrowing does not exceed 33 1/3% of the Fund's total assets at the time of the transaction; (b) borrow money in an amount not to exceed 33 1/3% of the value of its total assets at the time the loan is made; and (c) borrow money on a short-term basis from investment companies that are part of the same group of investment companies to the extent allowed by applicable laws, rules or regulatory orders in an amount not to exceed 33 1/3% of the value of its total assets at the time the loan is made. Borrowings representing more than 33 1/3% of a Fund's total assets must be repaid before the Fund may make additional investments.

Non-fundamental  investment policy on borrowing for leverage:

           The Funds of the Trust do not intend to borrow money for leveraging purposes.

The following table states the current borrowing restriction for each Fund.

--------------------------------------------------------------------------------
                                    Current Borrowing Restriction
--------------------------------------------------------------------------------
Balanced                            The Funds may not:
Convertible Securities
Diversified Stock                   borrow money, except that (a) each Fund may
Growth                              enter into commitments to purchase
Intermediate Income                 securities in accordance with its
International Growth                investment program, including
Investment Quality Bond             delayed-delivery and when-issued securities
Lakefront                           and reverse repurchase agreements, provided
Limited Term Income                 that the total amount of any such borrowing
New York Tax-Free                   does not exceed 33 1/3 % of the Fund's
Ohio Municipal Bond                 total assets; and (b) each Fund may borrow
Prime Obligations                   money for temporary or emergency purposes
Real Estate Investment              in an amount not exceeding 5% of the value
Small Company Opportunity           of its total assets at the time when the
Special Value                       loan is made. Any borrowings representing
Stock Index                         more than 5% of a Fund's total assets must
Tax-Free Money Market               be repaid before the Fund may make
U.S. Government Obligations         additional investments.
Value

Established Value                   The Established Value Fund will not borrow
                                    money, except as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 5% of the total assets of the Fund, taken at the lower of acquisition cost or market value.

Federal Money Market                No current restriction.

Financial Reserves                  The Funds may not:
Institutional Money Market
LifeChoice                          borrow money, except (a) from a bank for
                                    temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in combination
                                    ("borrowings") do not exceed an amount equal to one third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made.
                                    This fundamental limitation is construed in conformity with the 1940 Act, and if at any time Fund borrowings exceed an amount equal to 33 1/3 of the current value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made due to a decline in net assets, such borrowings will be reduced within three days (not including
                                    Sundays and holidays) to the extent
                                    necessary to comply with the 33 1/3%
                                    limitation.

Fund for Income                     The Fund may not:

                                    borrow money, except for temporary or
                                    emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of its total assets at the time of the borrowing.

Gradison Government Reserves        The Gradison Government Reserves Fund will
                                    not borrow money, except from banks as a temporary measure or for extraordinary or emergency purposes such as to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous, and not for leverage purposes, and then only in amounts not exceeding 15% of the total assets of the Fund at the time of the borrowing. While any borrowing of greater than 5% of the assets is outstanding, the Fund will not purchase additional portfolio securities.

--------------------------------------------------------------------------------
                                    Current Borrowing Restriction
--------------------------------------------------------------------------------
National Municipal Bond             The Fund may not:

                                    borrow money, except that the Fund may
                                    borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and engage in reverse repurchase agreements in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Ohio Municipal Money Market         The Fund may:

                                    (a) borrow money and engage in reverse
                                    repurchase agreements in amounts up to
                                    one-third of the value of the Fund's net
                                    assets including the amounts borrowed, and
                                    (b) purchase securities on a when-issued or
                                    delayed delivery basis. The Fund will not
                                    borrow money or engage in reverse repurchase
                                    agreements for investment leverage, but
                                    rather as a temporary, extraordinary, or
                                    emergency measure or to facilitate
                                    management of the Fund by enabling the Fund
                                    to meet redemption requests when the
                                    liquidation of Fund securities would be
                                    inconvenient or disadvantageous. The Fund
                                    will not purchase any securities while any
                                    such borrowings (including reverse
                                    repurchase agreements) are outstanding.
--------------------------------------------------------------------------------

Non-fundamental investment restriction - Federal Money Market only

           The Trustees for the Federal Money Market Fund have adopted the following non-fundamental investment restriction:

           The  Federal  Money  Market  Fund will not  borrow  money.

Item 4e - Lending

           The Board of Trustees is proposing that each Fund's (except Federal Money Market Fund) lending restriction be updated to clarify that the Funds may lend their portfolio securities and engage in certain types of securities transactions that might be construed as "lending" transactions. The proposed revisions also add language to allow the Funds to engage in "interfund" lending of cash, when it is permissible and desirable to do so. The Trust would need to obtain an exemptive order from the SEC to engage in interfund lending. No application for such an order has been made, but the Trust may make such an application in the future if this proposal is approved.

           Some Funds are currently lending their portfolio securities as part of a securities lending program. Funds can generate income from lending portfolio securities, although there are risks involved. However, the Board of Trustees requires that there be procedures in place to ensure that borrowers of securities are creditworthy and that the loans are fully collateralized.

Reason for the change

           This change will clarify that the Funds may lend their portfolio securities to generate income within the limits of the 1940 Act where desirable and appropriate in accordance with their investment objectives. In addition, the Funds will be able to engage in transactions which may be considered lending, but which could be beneficial to the management of the portfolio.

           Considered together, items 4d and 4e permit the Funds to engage in interfund cash lending when desirable and when permitted by the appropriate regulatory authority. Interfund cash lending is beneficial to shareholders because it would permit the Funds to match lending and borrowing needs and reduce costs associated with lending and borrowing, with virtually no increase in risk. Funds would earn interest on money lent.

Proposed Lending Restriction -- All Funds (except Federal Money Market Fund)

           The Funds may not:

           make loans, a Fund, consistent with its investment
           program, may (a) purchase bonds, debentures, other debt securities and hybrid instruments, including short-term obligations; (b) enter into repurchase transactions; (c) lend portfolio securities, provided that the value of loaned securities does not exceed 33 1/3% of the Fund's total assets; and (d) make short-term loans to other investment companies that are part of the same group of investment companies, as part of an interfund loan program, as allowed by applicable laws, rules and regulatory orders.

The following table states the current lending restriction for each Fund:

--------------------------------------------------------------------------------
                                    Current Restriction
--------------------------------------------------------------------------------
Balanced                            The Funds may not:
Diversified Stock
Growth                              lend any security or make any other loan if,
Intermediate Income                 as a result, more than 33 1/3% of its total
International Growth                assets would be lent to other parties, but
Investment Quality Bond             this limitation does not apply to purchases
Lakefront                           of publicly issued debt securities or to
Limited Term Income                 repurchase agreements.
National Municipal Bond
Ohio Municipal Bond
Prime Obligations
Real Estate Investment
Small Company Opportunity
Special Value
Stock Index
Tax-Free Money Market
U.S. Government Obligations
Value

Established Value                   The Fund will not:

                                    make loans, except (a) through the purchase of publicly distributed corporate securities, U.S. Government obligations, certificates of deposit, high-grade commercial paper and other money market instruments, and (b) loans of portfolio securities to persons unaffiliated with the Trust not in excess of 20% of the value of the Fund's total assets (taken at market value) made in accordance with the guidelines of the SEC and with any standards established from time to time by the Trust's Board of Trustees, including the maintenance of collateral from the borrower at all times in an amount at least equal to the current market value of the securities loaned.

Financial Reserves                  The Funds may not:
Institutional Money Market          make loans to other persons, except (a) by
                                    the purchase of debt obligations in which the Fund is authorized to invest in accordance with its investment objective, and (b) by engaging in repurchase agreements. In addition, each Fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalents as collateral to the Fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33 1/3% of the total assets of the Fund.

Fund for Income                     The Fund may not:

                                    make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes, the purchase of a portion of an issue of debt

--------------------------------------------------------------------------------
                                    Current Restriction
--------------------------------------------------------------------------------
                                    securities which is part of an issue to the public shall not be considered the making of a loan.

Gradison Government Reserves        The Fund will not:

                                    make loans, except that the purchase of debt securities as allowed by the Fund's investment objective and other investment restrictions, entering into repurchase agreements, and the lending of portfolio securities in an amount not to exceed 30% of the value of its total assets with the collateral value of loaned securities marked-to-market daily and in accordance with applicable regulations or guidelines established by the Securities and Exchange Commission (the "SEC") shall not be prohibited by this restriction.

New York Tax-Free                   The Fund may not:

                                    make loans to other persons except through the use of repurchase agreements, the purchase of commercial paper or by lending portfolio securities. For these purposes, the purchase of a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

Convertible Securities              The Funds may not:
                                    lend any cash except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness or in connection with the purchase of securities subject to repurchase agreements, except as outlined under "Additional
                                    Information on Fund Investments" and the sub-section, "Securities Lending." The Funds will not lend other assets except as a special investment method. See "Investment
                                    Objectives and Policies" herein and
                                    "Investment Objectives" in the Prospectus.
                                    The Funds may not make a loan of its
                                    portfolio securities if, immediately
                                    thereafter and as a result thereof,
                                    portfolio securities with a market value of 10% or more of the total assets of the Funds would be subject to such loans.

Ohio Municipal Money Market         The Fund will not:

                                    lend any of its assets, except through the purchase of a position of publicly distributed debt instruments or repurchase agreements and through the lending of its portfolio securities. The Fund may lend its securities if collateral values are continuously maintained at no less than 100% of the current market value of such securities by marking to market daily.

LifeChoice Funds                    The Funds may not:

                                    lend any security or make any other loan if, as a result, more than 33-1/3% of a Fund's total assets would be lent to other parties, except that a Fund may invest in Underlying Portfolios that lend portfolio securities consistent with their investment objectives and policies, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

--------------------------------------------------------------------------------

Non-fundamental policy on lending portfolio securities:

           The  Trustees  for  Fund  for  Income  have  adopted  the   following
non-fundamental investment restriction:

           The Fund will not lend any of its portfolio securities.

Item 4f - Senior securities

           The Board of Trustees recommends that the restriction on issuing senior securities applicable to all Funds except the Convertible Securities, Established Value and Federal Money Market Funds be amended to read as follows:

Proposed Senior Securities Restriction

           The Funds may not:

           issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act, an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC");
           (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, a Fund may borrow money as authorized by the 1940 Act; and (d) a Fund may issue multiple classes of shares in accordance with regulations of the SEC.

Reason for the change

           Under the 1940 Act, an open-end investment company is not permitted to issue senior securities, except under certain limited conditions. The restriction makes clear that there are circumstances under which a Fund may issue a senior security. The proposed amendment clarifies and modernizes the language concerning senior securities to make it consistent with permitted activities approved by the SEC, such as a Fund issuing multiple classes of shares. The amendment ensures that all currently permitted activities are enumerated so that the Fund has the greatest operating flexibility. This change will have no immediate impact any Fund's investment strategies.

The following table states the current senior securities restriction for each Fund.

--------------------------------------------------------------------------------
                                    Current Restriction
--------------------------------------------------------------------------------
All Funds except Established        No Fund may:
Value, Gradison Government
Reserves, Convertible Securities    issue any senior security (as defined in the
and Federal Money Market            1940 Act), except that (a) each Fund may
                                    engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940
                                    Act or an exemptive order; (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

Gradison Government Reserves        The Fund will not:

                                    issue senior securities as defined in the 1940 Act, except to the extent that such issuance might be involved with respect to borrowings subject to fundamental restriction no. 3 below or with respect to transactions involving futures contracts or the writing of options and provided that the Trust may issue shares of additional series or classes that the Trustees may establish.

Convertible Securities              No current restriction.
Established Value
Federal Money Market
--------------------------------------------------------------------------------

           The Board of Trustees also recommends that the amended senior securities restriction described above be adopted by the Convertible Securities, Established Value and Federal Money Market Funds.

Reasons for the change

           These three Funds currently have no separately stated restriction regarding senior securities. In order to ensure that the Funds can engage in all permitted activities consistent with the law, and in order to make clear that with respect to senior securities, there is no intention to treat these Funds differently from all the other Funds in the Trust, the restriction related to issuing senior securities should be added to these Funds.

Item 4g - Real estate

            The Board of Trustees recommends that the restriction regarding real estate be amended for all funds except Fund for Income and New York Tax-Free Fund (which currently has no restriction) and adopted for Fund for Income and New York Tax-Free Fund to permit all Funds to invest in real estate-related investments, if appropriate and desirable. The amended restriction reads as follows:

Proposed Real Estate Restriction

           The Funds may not:

           purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude a Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. This restriction shall not prevent a Fund from investing in real estate operating companies and shares of companies engaged in other real estate related businesses.

Reasons for the change

           The proposed change conforms the restriction on investing in real estate to current interpretations of the 1940 Act. This change modernizes the present restriction by allowing a Fund to invest in certain newer financial instruments that were precluded under the prior restriction, when that type of investment is consistent with the Fund's investment objectives and policies.

The following table states the current restriction for each Fund.

--------------------------------------------------------------------------------
                                    Current Restriction
--------------------------------------------------------------------------------
Balanced                            The Funds may not:
Diversified Stock
Growth                              purchase or sell real estate unless acquired
Intermediate Income                 as a result of ownership of securities or
International Growth                other instruments (but this shall not
Investment Quality Bond             prevent each Fund from investing in
Lakefront                           securities or other instruments backed by
LifeChoice                          real estate or securities of companies
Limited Term Income                 engaged in the real estate business).
Ohio Municipal Bond                 Investments by the Funds in securities
Prime Obligations                   backed by mortgages on real estate or in
Small Company Opportunity           marketable securities of companies engaged
Special Value                       in such activities are not hereby precluded.
Stock Index
Tax-Free Money Market
Value

Convertible Securities              The Funds may not:
Federal Money Market                purchase or hold any real estate, including
                                    real estate limited partnerships, except that the Funds may invest in securities secured by real estate or interests therein or issued by persons which deal in real estate or interests therein.

Established Value                   The Fund will not:

                                    purchase or sell real estate, except that it is permissible to purchase securities secured by real estate or real estate interests or issued by companies that invest in real estate or real estate interests.

Financial Reserves                  The Fund may not:

                                    buy or sell real estate, commodities, or commodity (futures) contracts.

Gradison Government Reserves        The Fund will not:

                                    purchase or sell real estate. The purchase of securities secured by real estate which are otherwise allowed by the Fund's investment objective and other investment restrictions shall not be prohibited by this restriction.

Institutional Money Market          The Fund may not:

                                    buy or sell real estate, commodities, or commodity (futures) contracts or invest in oil, gas or other mineral exploration or development programs.

National Municipal Bond             The Fund may not:

                                    purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent each Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Ohio Municipal Money Market         The Fund will not:

--------------------------------------------------------------------------------
                                    Current Restriction
--------------------------------------------------------------------------------
                                    purchase or sell real estate, although it may invest in Ohio Municipal Securities secured by real estate or interests in real estate.

Real Estate Investment              The Fund may not:

                                    purchase or sell real estate, except that the Fund may purchase securities issued by companies in the real estate industry and will, as a matter of fundamental policy, concentrate its investments in such securities.

U.S. Government Obligations         The Fund may not:

                                    purchase or sell real estate unless acquired
                                    as a result of ownership of securities or
                                    other instruments.
--------------------------------------------------------------------------------
           Commodities and commodity (futures) contracts. Some of the current restrictions stated above combine real estate with commodities and commodity contracts. Should shareholders approve the proposed restriction regarding real estate, the reference to real estate in the current restriction would be removed, and the remainder of the current restriction relating to commodities and commodity contract would be stated as a separate restriction.

           Real Estate Investment Fund. Although the restriction relating to the Real Estate Investment Fund would be amended, as a matter of fundamental policy, the Fund intends to continue to concentrate its investments in the real estate industry. (See Item 4b above.)

Item 4h - Underwriting

           The Board of Trustees proposes that all Funds revise the restriction relating to underwriting to read as follows:

Proposed Underwriting Restriction

           The Funds may not:

           underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.

Reason for the change

           The proposed change would modernize and clarify each Fund's restriction on underwriting by stating it more succinctly. Under the proposed restriction, a Fund would not be prohibited from selling any security in its portfolio merely because the selling Fund might technically be deemed to be an underwriter under the Securities Act. This change would give the Fund more flexibility in disposing of securities that might not necessarily be considered restricted securities but where the Fund might still be considered an underwriter should it sell that security.

           The  proposed  change  in  this  investment   restriction  would  not
substantively alter any Fund's investment strategy.

The following table reflects the current restriction for the each Fund.

--------------------------------------------------------------------------------
                                    Current Restriction
--------------------------------------------------------------------------------
All Funds, except Established       The Funds may not:
Value and Gradison Government
Reserves                            underwrite securities issued by others,
                                    except to the extent that a Fund (or, with respect to the LifeChoice Funds, an Underlying Portfolio) may be considered an underwriter within the meaning of the Securities Act of 1933, as amended
                                    (the "Securities Act"), in the disposition of restricted securities.

Established Value                   The Fund will not:

                                    underwrite the securities of other issuers, except insofar as the Trust may technically be deemed an underwriter under the Securities Act in connection with the disposition of portfolio securities.

Gradison Government Reserves        The Fund will not

                                    underwrite the securities of other issuers,
                                    except insofar as the Fund may technically
                                    be deemed an underwriter under the
                                    Securities Act of 1933, as amended (the
                                    "Securities Act"), in connection with the
                                    disposition of portfolio securities.
--------------------------------------------------------------------------------

           LifeChoice Funds. The proposed restriction on underwriting for the LifeChoice Funds will continue to contain the statement: "(or, with respect to the LifeChoice Funds, an Underlying Portfolio)."

Item 4i - Pledging - Established Value Fund and Fund for Income only

           The Board of Trustees proposes to eliminate these Funds' fundamental investment restrictions on pledging assets for security.

The following table states the current restriction for each Fund.

--------------------------------------------------------------------------------
Current Restriction - Established Value    Current Restriction - Fund for Income
--------------------------------------------------------------------------------
The Established Value Fund will not:       The Fund for Income may not:

mortgage, pledge or hypothecate            pledge, mortgage, or hypothecate its
securities, except in connection           assets, except that, to secure
with a permissible borrowing as            borrowings permitted by its
set forth in fundamental investment        fundamental restriction on borrowing,
restriction no. 2 above, and then          it of may pledge securities having a
only in amounts not exceeding 10% of       market value at the time of pledge
the value the assets of a Fund (taken      not exceeding 10% of the value of its
at the lower of acquisition cost or        total assets.
market).

Reasons for the change

           The restriction on pledging and hypothecating assets was based on state law requirements that are no longer applicable. Removing this restriction will give each of these Funds greater flexibility by permitting management to make changes in investment policy regarding pledging or mortgaging assets without seeking shareholder approval. In addition, removing this restriction would afford these Funds greater flexibility in permitted borrowing transactions, because bank lenders often require a pledge of assets as security for loans. Eliminating this restriction now would not affect these Funds' present investment practices.

4j - Investing to influence management or exercise control -- Convertible Securities, Established Value and Federal Money Market only

           The Board of Trustees proposes to eliminate the restriction relating to investing to influence management or exercise control with respect to the Convertible Securities, Established Value and Federal Money Market Funds.

The following table states the current restriction for each Fund.

--------------------------------------------------------------------------------
Current Restriction - Convertible           Current Restriction -
Securities and Federal Money Market         Established Value
--------------------------------------------------------------------------------

The Funds may not:                          The Fund will not:

invest in companies for the purpose         invest in companies for the purpose
of influencing management or                of exercising control or management.
exercising control, and will not
purchase more than 10% of the voting
securities of any one  issuer.  This
will not  preclude  the  management
of the Funds from voting proxies in
their discretion.
--------------------------------------------------------------------------------

Reasons for the change

           The restriction on investing to influence management or exercise control was originally adopted to ensure that investment companies not acquire more than 10% of the outstanding voting securities of a single issuer. Since both the Convertible Securities Fund and the Federal Money Market Fund invest most, if not all, of their assets in debt securities, this restriction is unnecessary. The owners of debt securities have no voting rights. Therefore, it is impossible for the Funds to carry out their investment strategies and also invest for the purpose of influencing management and exercising control.

           For the Established Value Fund, the restriction came from state law requirements that are no longer applicable. Because the Established Value Fund invests primarily in companies that have a minimum market capitalization of $1 billion, and because it is diversified, it is unlikely that the Established Value Fund could invest for the purpose of influencing management or exercising control.

4k - Purchasing on margin and selling short - Convertible Securities, Established Value and Federal Money Market only

           The Board of Trustees proposes to eliminate the restriction relating to purchasing on margin and short selling for the Convertible Securities, Established Value and Federal Money Market Funds.

The following table states the current restriction for each Fund.

--------------------------------------------------------------------------------
Current Restriction - Convertible           Current Restriction -
Securities and Federal Money Market         Established Value
--------------------------------------------------------------------------------
The Funds may not:                          The Fund will not:

purchase securities on margin               make short sales of securities, or
or sell securities short.                   purchase securities on margin,
                                            except for short-term credit as is
                                            necessary for the clearance of
                                            transactions.
--------------------------------------------------------------------------------

Reasons for the change

           The practices of purchasing securities on margin and selling securities short when a Fund does not own the security create the issuance of a senior security. Open-end investment portfolios such as the Funds are by law not permitted to issue senior securities except under very limited circumstances. Therefore, there is no need for the Funds to have a restriction on purchasing on margin or selling short since these activities are controlled by statutory requirements and other restrictions adopted by the Funds.

           Eliminating this restriction would not affect any Fund's present investment strategies.

4l - Illiquid and restricted securities - Convertible Securities and Established Value only

           The Board of Trustees proposes to amend and re-classify from fundamental to non-fundamental the restrictions relating to illiquid and restricted securities for the Convertible Securities and Established Value Funds to read as follows:

Proposed non-fundamental illiquid and restricted securities restriction

           The Funds may not:

           invest more than 15% of any of the Fund's net assets in (i) securities restricted as to disposition under the Federal securities laws, except such restricted securities determined by the Funds' investment adviser to be liquid based on the trading markets for the particular security and other factors, (ii) securities as to which there are no readily available market quotations, or (iii) repurchase agreements with a maturity in excess of seven days.

The following table states the current illiquid securities restriction for each Fund.

--------------------------------------------------------------------------------
                                            Current Restriction
--------------------------------------------------------------------------------
Convertible Securities                      The Funds may not:

                                            invest more than 15% of any of the
                                            Convertible Securities Fund's net
                                            assets or more than 10% of the
                                            Federal Money Market Fund's net
                                            assets in (i) securities restricted
                                            as to disposition under the Federal
                                            securities laws, (ii) securities as
                                            to which there are no readily
                                            available market quotations, or
                                            (iii) repurchase agreements with a
                                            maturity in excess of 7 days.

Established Value                           The Fund will not:

                                            purchase securities subject to
                                            restrictions on disposition under
                                            the Securities Act.

                                            and

                                            purchase securities for which no
                                            readily available market quotation
                                            exists, if at the time of
                                            acquisition more than 5% of the
                                            total assets of the Fund would be
                                            invested in such securities
                                            (repurchase agreements maturing in
                                            more than seven days are included
                                            within this restriction).
--------------------------------------------------------------------------------

Reasons for the changes

           Illiquid securities are securities that cannot be sold by the Funds within seven days at a price approximately equal to the price used in determining the Fund's net asset value. Securities that are restricted as to resale under the Federal securities laws are generally considered illiquid. However, the staff of the SEC has indicated that where restricted securities can be determined to be liquid based on criteria established by an investment company's board of directors, those securities can be treated as liquid for purposes of the investment company's investment restrictions. There are currently numerous securities that are restricted as to resale but for which markets have developed which make them highly liquid. The Board of Trustees is proposing that the illiquid securities restriction for each Fund be amended to permit these very liquid, though restricted, securities to be purchased without including them in the percentage limitation applicable to illiquid securities.

           In addition, at one time, regulators required investment companies to state their policy regarding illiquid securities as a fundamental limitation. That requirement no longer exists, and there is no statutory requirement that this restriction be fundamental.

           Making the restriction on illiquid securities non-fundamental would give the Board of Trustees more flexibility in responding to changing regulatory requirements. As an example, a number of years ago, the SEC permitted non-money market funds to increase the percentage of their assets that could be invested in illiquid securities from 10% to 15%. Should the SEC change its policy again, or should market conditions permit a change in this policy, it would be advantageous to the Funds to have the Board of Trustees make the change without incurring the cost of a shareholders meeting.

           Neither the change in the restriction nor the change in the classification of the restriction would impact the investment practices or strategies of either Fund.

4m - Investment in issuers whose shares are owned by Victory's Trustees or Officers -- Established Value only

           The Board of Trustees proposes to eliminate the restriction which prohibits the Fund from owning the securities of an issuer when a Trustee or Officer of the Fund who is also a director or officer of that issuer owns certain amounts of securities of that issuer.

           The current restriction reads as follows:

           The Established Value Fund will not purchase or retain the securities of any issuer if any Trustee or officer of the Trust is or becomes a director or officer of such issuer and owns beneficially more than 1/2 of 1% of the securities of such issuer, or if those directors, trustees and officers of the Trust and its investment adviser who are directors or officers of such issuer together own or acquire more than 5% of the securities of such issuer.

Reason for the change

           This restriction was based on state law requirements that are no longer applicable. In addition, maintaining the restriction is not necessary, because the conflict of interest that the restriction was probably meant to prevent is already adequately covered under the 1940 Act. The restriction sometimes imposes severe limitations on the operation of the portfolio and is costly and difficult to administer. Because the restriction is no longer necessary, the Board of Trustees recommends that it be eliminated. This action would not change the Fund's investment strategy.

4n - Investment in unseasoned issuers - Established Value only

           The Board of Trustees proposes to eliminate the restriction limiting investments in the securities of unseasoned issuers to not more than 5% of the assets of the Fund.

           The current restriction reads as follows:

           The Established Value Fund will not purchase any securities of companies which have (with their predecessors) a record of less than three years of continuous operation, if at the time of acquisition more than 5% of a Fund's total assets would be invested in such securities.

Reason for the change

           This is another restriction that was imposed by state laws which are no longer applicable. Without these legal requirements, there is no longer any need to so specifically limit the portfolio. Eliminating this restriction would increase the flexibility the portfolio manager has over the investment of Fund assets. However, this increase in flexibility would not change the Fund's investment strategy.

B.         Required vote

           Each item contained in Proposal 4 requires the approval of a majority of each Fund's outstanding voting securities. A majority of the outstanding voting securities means the lesser of one more than half of the number of shares that are issued and outstanding as of the Record Date or 67% of the voting shares present at the Special Meeting if more than 50% of the voting shares are present at the Special Meeting in person or by proxy. You may vote in favor of, or abstain from voting on, all of the proposed changes applicable to your Fund or, should you wish to vote against any particular proposed change, you may so indicate on the proxy card.

C.         Has the Board of Trustees approved these proposed changes?

           Yes. The Board of Trustees has considered each of these proposed changes and has concluded that changing these restrictions now would be in the best interests of each affected Funds' shareholders. The Board of Trustees recommends that shareholders vote "for" the items contained in Proposal 4.


                                   PROPOSAL 5
                                  OTHER MATTERS

           The Board of Trustees of the Trust does not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If any other business should come before the Special Meeting, the persons named on the accompanying proxy card will vote thereon in accordance with their best judgment.


PART 3:    MORE ON PROXY VOTING AND SHAREHOLDER MEETINGS

General information about proxy voting

           The Board of Trustees of the Trust is soliciting your proxy to vote on the matters described in this Proxy Statement. We expect to solicit proxies primarily by mail, but representatives of Shareholder Communications Corporation or its affiliates or others may communicate with you by mail or by telephone or other electronic means to discuss your vote. We will ask broker-dealers and other institutions that hold shares for the benefit of their customers to send the proxy materials to the beneficial owners of those shares and to obtain authorization to vote on their behalf.

           Only shareholders of record of the Funds of the Trust at the close of business on the Record Date, January 21, 2000, may vote at the Special Meeting. As of the Record Date, each Class of the Funds of the Trust had the number of shares issued and outstanding listed below, each share being entitled to one vote:

--------------------------------------------------------------------------------
                      Fund                            Shares entitled to Vote
--------------------------------------------------------------------------------
               Balanced Fund
                          Class A                             30,748,232
                          Class B                                822,970
                          Class G                                  5,400
               Convertible Securities Fund
                          Class A                              6,061,659
                          Class G                                      6
               Diversified Stock Fund
                          Class A                             58,881,850
                          Class B                              4,661,344
                          Class G                              7,216,197
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Fund                            Shares entitled to Vote
--------------------------------------------------------------------------------
               Established Value Fund
                          Class A                                      0
                          Class G                                 14,698
               Federal Money Market Fund
               Investor Shares                               814,969,061
               Select Shares                                 334,411,494
               Financial Reserves Fund                       820,087,989
               Fund for Income
                          Class A                              3,282,353
                          Class G                             13,164,606
               Gradison Government Reserves Fund           2,269,054,063
               Growth Fund
                          Class A                             17,633,605
                          Class G                                 66,499
               Institutional Money Market Fund
                          Investor Shares                  1,677,403,980
                          Select Shares                    1,651,386,946
               Intermediate Income Fund
                          Class A                             22,409,415
                          Class G                                  1,660
               International Growth Fund
                          Class A                              9,915,656
                          Class B                                 57,465
                          Class G                              2,543,650
               Investment Quality Bond Fund
                          Class A                             13,670,531
                          Class G                                      3
               Lakefront Fund                                    139,765
               LifeChoice Conservative Investor Fund             631,462
               LifeChoice Growth Investor Fund                 1,297,365
               LifeChoice Moderate Investor Fund               1,932,039
               Limited Term Income Fund                        4,547,221
               National Municipal Bond Fund
                          Class A                              3,516,590
                          Class B                                220,838
                          Class G                                  4,862
               New York Tax-Free Fund
                          Class A                              1,086,147
                          Class B                                263,401
                          Class G                                      2
               Ohio Municipal Bond Fund
                          Class A                              6,187,587
                          Class G                             10,487,124
               Ohio Municipal Money Market Fund            1,011,868,721
               Prime Obligations Fund                      2,140,018,189
               Real Estate Investment Fund
                          Class A                              1,424,042
                          Class G                                    291
               Small Company Opportunity Fund
                          Class A                              1,327,694

--------------------------------------------------------------------------------
                      Fund                            Shares entitled to Vote
--------------------------------------------------------------------------------
                          Class G                              4,593,053
               Special Value Fund
                          Class A                             15,627,830
                          Class B                                103,223
                          Class G                                  3,777
               Stock Index Fund
                          Class A                             37,991,488
                          Class G                                709,605
               Tax-Free Money Market Fund                    767,135,183
               U.S. Government Obligations Fund
                          Investor Shares                    395,174,607
                          Select Shares                    1,802,105,680
               Value Fund
                          Class A                             35,017,375
                          Class G                                 31,496
               Total Trust Shares:                        14,096,969,728
--------------------------------------------------------------------------------

           As of the Record Date, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Funds in the Trust. To the best of the knowledge of the Trust, the following shareholders beneficially owned 5% or more of the outstanding shares of the indicated classes of Funds in the Trust as of January 21, 2000:

                         5% Shareholders as of 01/21/00

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Percent Owned           Percent Owned
      Victory Fund                     Name and Address of Owner                              of Record              Beneficially
------------------------------------------------------------------------------------------------------------------------------------

Balanced Fund - Class A          SNBOC and Company                                            96.53%
                                 4900 Tiedeman Road
                                 Cleveland, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund - Class G          McDonald & Co. Securities                                    99.95%
                                 The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut St
                                 Cincinnati, OH 45202
------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities Fund -    Charles Schwab & Co.                                         28.59%
Class A                          Special Custody Account #2
                                 FOB Customers
                                 Attn: Mutual Funds Department
                                 101 Montgomery Street
                                 San Francisco, CA  94104-4122
------------------------------------------------------------------------------------------------------------------------------------
                                 Key Trust                                                    37.12%
                                 Attn: Jim Osborne, OH-01-49-0330
                                 4900 Tiedeman Road
                                 Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
                                 Norman Foundation Inc                                         5.15%
                                 147 E 48th Street
                                 New York  NY  10017-1223
------------------------------------------------------------------------------------------------------------------------------------
Convertible Securities Fund -    Boston Financial Data Services                               59.48%
Class G                          Corp Actions Audit Acct #2
                                 Victory Convertible Sec Class G
                                 2 Heritage Drive
                                 8th Floor
                                 Quincy MA 02171-2144
------------------------------------------------------------------------------------------------------------------------------------
                                 Boston Financial Data Services                               29.34%
                                 Corp Actions Audit Acct #1
                                 Victory Convertible Sec Class G
                                 2 Heritage Drive
                                 8th Floor
                                 Quincy MA 02171-2144
------------------------------------------------------------------------------------------------------------------------------------
                                 BISYS Fund Services                                          11.18%
                                 Attn: Fund Administration
                                 3435 Stelzer Road
                                 Columbus, OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
Diversified Stock Fund - Class   SNBOC and Company                                            72.88%
A                                Attn: Jim Osborne, OH-01-49-0330
                                 4900 Tiedeman Road
                                 Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
Diversified Stock Fund - Class   McDonald & Co. Securities                                    98.52%
G                                The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut Street
                                 Cincinnati, Ohio  45202-3110
------------------------------------------------------------------------------------------------------------------------------------
Established Value Fund - Class   McDonald & Co. Securities                                    98.17%
G                                The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut Street
                                 Cincinnati, OH  45202
------------------------------------------------------------------------------------------------------------------------------------
Federal Money Market Fund -      KeyCorp Investment Products                                  83.97%
Investor Class                   127 Public Square
                                 Cleveland, OH  44114-1216
------------------------------------------------------------------------------------------------------------------------------------
Federal Money Market Fund -      KeyCorp Investment Products                                  97.05%
Select Class                     127 Public Square
                                 Cleveland, OH  44114-1216
------------------------------------------------------------------------------------------------------------------------------------
Financial Reserves Fund          SNBOC and Company                                            91.03%
                                 Attn: Jim Osborne OH-01-49-0330
                                 4900 Tiedeman Road
                                 Cleveland, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
                                 KeyCorp Investment Products                                   6.09%
                                 127 Public Square
                                 Cleveland, OH  44114-1216
------------------------------------------------------------------------------------------------------------------------------------
Fund for Income - Class A        Key Trust Cleveland                                          65.85%
                                 PO Box 93971
                                 4900 Tiedeman Road
                                 Cleveland, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
Fund for Income                  McDonald & Co. Securities                                    95.47%
Class G                          The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut Street
                                 Cincinnati, Ohio  45202-3110
------------------------------------------------------------------------------------------------------------------------------------
Gradison Government Reserves -   McDonald & Co. Securities                                    99.02%
Fund Class G                     The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut Street
                                 Cincinnati, OH  45202
------------------------------------------------------------------------------------------------------------------------------------

                                      -39-

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Percent Owned           Percent Owned
      Victory Fund                   Name and Address of Owner                               of Record              Beneficially
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund - Class A            SNBOC and Company                                            89.00%
                                 PO Box 93971
                                 4900 Tiedeman Road
                                 Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund - Class G            McDonald & Co Securities                                     99.98%
                                 c/o Gradison Division
                                 Attn: Jeff Carter
                                 580 Walnut St
                                 Cincinnati, OH 45202-3110
------------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market       KeyCorp Investment Products                                   6.76%
Fund -                           127 Public Square
Investor Shares                  Cleveland, OH  44114-1216
------------------------------------------------------------------------------------------------------------------------------------
                                 Liefke & Co.                                                 73.15%
                                 c/o KeyCorp Trust Services
                                 PO Box 93971
                                 4900 Tiedeman Road
                                 Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
                                 McDonald & Co. Securities                                     9.25%
                                 The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut Street
                                 Cincinnati, Ohio  45202-3110
------------------------------------------------------------------------------------------------------------------------------------
Institutional Money Market       BISYS Fund Services Ohio Inc.                                94.59%
Fund -                           The Benefit of our Customers
Select Shares                    Attn: Victory Cash Control Dept. TA
                                 3435 Stelzer Road
                                 Columbus, OH  43219-6004
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Income Fund -       SNBOC and Company                                            96.85%
Class A                          PO Box 93971
                                 4900 Tiedeman Road
                                 Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Income Fund -       McDonald & Co. Securities                                    99.77%
Class G                          The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut St
                                 Cincinnati, OH 45202-3110
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund -      SNBOC and Company                                            88.87%
Class A                          PO Box 93971
                                 4900 Tiedeman Road
                                 Cleveland, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund -      Subash C Mahajan Keogh PS                                    14.81%                   14.81%
Class B                          KeyBank C/FBO
                                 7215 Old Oak Blvd., Suite 3104
                                 Cleveland, Ohio  44130-3340
------------------------------------------------------------------------------------------------------------------------------------
                                 Susan G. McCaskie                                            11.05%                   11.05%
                                 11420 Hosford Rd
                                 Chardon, OH 44024-9684
------------------------------------------------------------------------------------------------------------------------------------
                                 Jerry L Ufford IRA                                            5.21%                   5.21%
                                 McDonald Investments Inc. C/FBO
                                 3303 Linden Road  Suite 308
                                 Rocky River, Ohio  44116-4105
------------------------------------------------------------------------------------------------------------------------------------

                                      -40-

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Percent Owned           Percent Owned
     Victory Fund                   Name and Address of Owner                                 of Record              Beneficially
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund -     McDonald & Co. Securities                                      95.86%
Class G                         The Exclusive Benefit of Customers
                                Attn: Jeff Carter
                                c/o Gradison Division
                                580 Walnut Street
                                Cincinnati, Ohio  45202-3110
------------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund -  SNBOC and Company                                              84.86%
Class A                         PO Box 93971
                                4900 Tiedeman Road
                                Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Fund -  Susan G. McCaskie                                              71.10%
Class G                         Boston Financial Data Services
                                Corp Actions Audit Acct #1
                                Victory Investment Quality Bond G
                                2 Heritage Drive
                                8th Floor
                                Quincy MA 02171-21144
------------------------------------------------------------------------------------------------------------------------------------
                                BISYS Fund Services                                            28.90%
                                Attn: Fund Administration
                                3435 Stelzer Rd
                                Columbus, OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
Lakefront Fund - Class A        SNBOC and Company                                              41.37%
                                PO Box 93971
                                4900 Tiedeman Road
                                Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
                                BISYS Fund Services                                            26.29%
                                Attn: Fund Administration & Reg. Serv.
                                3435 Stelzer Road
                                Columbus, OH  43219-6004
------------------------------------------------------------------------------------------------------------------------------------
                                Merrill Lynch Pierce Fenner & Smith                            22.25%
                                For Sole Benefit of its Customers
                                Attn: Fund Admin Team
                                4800 Deer Lake Drive East 3rd Floor
                                Jacksonville  FL  32246-6484
------------------------------------------------------------------------------------------------------------------------------------
LifeChoice - Conservative       SNBOC and Company                                              94.88%
Investor - Class A              4900 Tiedeman Road
                                Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
LifeChoice -                    SNBOC and Company                                              92.43%
Growth Investor - Class A       4900 Tiedeman Road
                                Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
                                CoreLink Financial Inc.                                         5.59%
                                PO Box 4054
                                Concord, CA  94524-4054
------------------------------------------------------------------------------------------------------------------------------------
LifeChoice -                    SNBOC and Company                                              93.16%
Moderate Investor - Class A     4900 Tiedeman Road
                                Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
                                CoreLink Financial Inc.                                         6.31%
                                PO Box 4054
                                Concord, CA  94524-4054
------------------------------------------------------------------------------------------------------------------------------------
Limited Term                    SNBOC and Company                                              97.47%
Income Fund - Class A           PO Box 93971
                                4900 Tiedeman Road
                                Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
National Muni Bond Fund -       Key Trust Cleveland                                            29.37%
Class A                         PO Box 93971
                                4900 Tiedeman Road
                                Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
                                Charles Schwab & Co                                            10.00%
                                Special Custody Acct# 2, FBO Customers
                                Attn:  Mutual Funds Department
                                101 Montgomery St
                                San Francisco  CA  94104-4122
------------------------------------------------------------------------------------------------------------------------------------
National Muni Bond Fund -       For Robert, Geraldine and Janet Sylvester                      13.97%                  13.97%
Class B                         And GFS ND Manufacturing Co
                                115 Cocheco Street
                                Dover, NH  03820
------------------------------------------------------------------------------------------------------------------------------------

                                      -41-

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Percent Owned            Percent Owned
     Victory Fund                   Name and Address of Owner                                of Record              Beneficially
------------------------------------------------------------------------------------------------------------------------------------
                                 Samuel E Jorgensen &                                          5.27%                   5.27%
                                 Christine F
                                 345 North 200 West
                                 Logan UT  84321
------------------------------------------------------------------------------------------------------------------------------------
                                 Anne C Quinn                                                 12.51%                   12.51%
                                 42 Juniper Court
                                 St. Marys Place
                                 London W8 5UF England  44813
------------------------------------------------------------------------------------------------------------------------------------
                                 Marden Spencer                                                6.45%                   6.45%
                                 958 E. Olympus Park Dr. #A102
                                 Salt Lake City, UT 84117
------------------------------------------------------------------------------------------------------------------------------------
National Muni Bond Fund -        McDonald & Co. Securities                                    99.93%
Class G                          The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut St
                                 Cincinnati, OH 45202
------------------------------------------------------------------------------------------------------------------------------------
New York Tax-Free                Key Trust Cleveland                                          19.11%
Fund - Class A                   PO Box 93971
                                 4900 Tiedeman Road
                                 Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
New York Tax-Free                Anna Maria Desocio                                            8.13%                   8.13%
Fund - Class B                   1624 Caleb Ave.
                                 Syracuse, NY  13206
------------------------------------------------------------------------------------------------------------------------------------
                                 Richard A. Dudley                                            17.40%                   17.40%
                                 Margaret H. Dudley JTTEN
                                 68 Center St.
                                 Geneseo, NY  14454
------------------------------------------------------------------------------------------------------------------------------------
                                 Joseph M Bray                                                 5.43%                   5.43%
                                 Mary J Bray
                                 Mary Jo
                                 200 Fayette Avenue
                                 Buffalo  NY  14223
------------------------------------------------------------------------------------------------------------------------------------
                                 Catherine C Lieb                                              5.38%                   5.38%
                                 Sally L May JTTEN
                                 19 Park Avenue
                                 Dansville NY  14437
------------------------------------------------------------------------------------------------------------------------------------
New York Tax-Free                Boston Financial Data Services                               71.29%
Fund - Class G                   Corp Actions Audit Acct #2
                                 Victory New York Tax Free G
                                 2 Heritage Drive
                                 8th Floor
                                 Quincy MA 02171-2144
------------------------------------------------------------------------------------------------------------------------------------
                                 BISYS Fund Services                                          28.71%
                                 Attn: Fund Administration
                                 3435 Stelzer Rd
                                 Columbus, OH 43219-6004
------------------------------------------------------------------------------------------------------------------------------------
Ohio Muni Bond Fund -            SNBOC and Company                                            83.15%
Class A                          PO Box 93971
                                 4900 Tiedeman Road
                                 Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
Ohio Muni Bond Fund Class G      McDonald & Co. Securities                                    98.80%
                                 The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut Street
                                 Cincinnati, OH  45202
------------------------------------------------------------------------------------------------------------------------------------
Ohio Municipal                   McDonald & Co. Securities                                    33.11%
Money Market Fund                The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut Street
                                 Cincinnati, OH  45202
------------------------------------------------------------------------------------------------------------------------------------
                                 SNBOC and Company                                            17.86%
                                 PO Box 93971
                                 4900 Tiedeman Road
                                 Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
                                 Private Banking                                              42.77%
                                 c/o Society National Bank
                                 Attn: Joe Caroscio
                                 2025 Ontario Street
                                 Cleveland, OH  44115-1022
------------------------------------------------------------------------------------------------------------------------------------

                                      -42-

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Percent Owned           Percent Owned
    Victory Fund                    Name and Address of Owner                                of Record              Beneficially
------------------------------------------------------------------------------------------------------------------------------------
Prime Obligations Fund           Private Banking                                              41.26%
                                 c/o Society National Bank
                                 Attn: Joe Caroscio
                                 2025 Ontario Street
                                 Cleveland, OH  44115-1022
------------------------------------------------------------------------------------------------------------------------------------
                                 McDonald & Co. Securities                                    20.58%
                                 The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut Street
                                 Cincinnati, Ohio  45202-3110
------------------------------------------------------------------------------------------------------------------------------------
                                 KeyCorp Investment Products                                  32.14%
                                 OH-01-27-1304
                                 127 Public Square
                                 Cleveland, OH  44114-1216
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Fund -    SNBOC and Company                                            87.58%
Class A                          PO Box 93971
                                 4900 Tiedeman Road
                                 Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Fund -    McDonald & Co. Securities                                    98.75%
Class G                          The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut St
                                 Cincinnati, OH 45202-3110
------------------------------------------------------------------------------------------------------------------------------------
Special Value Fund - Class A     SNBOC and Company                                            97.68%
                                 PO Box 93971
                                 4900 Tiedeman Road
                                 Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
Special Value Fund -             McDonald & Co. Securities                                    99.93%
Class G                          The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut St
                                 Cincinnati, OH 45202-3110
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market Fund       SNBOC and Company                                            24.80%
                                 PO Box 93971
                                 4900 Tiedeman Road
                                 Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
                                 Private Banking                                              36.13%
                                 c/o Society National Bank
                                 Attn:  Joe Caroscio
                                 2025 Ontario Street
                                 Cleveland, OH  44115-1022
------------------------------------------------------------------------------------------------------------------------------------
                                 McDonald & Co. Securities                                    34.30%
                                 The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut Street
                                 Cincinnati, OH  45202
------------------------------------------------------------------------------------------------------------------------------------

                                      -43-

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Percent Owned           Percent Owned
   Victory Fund                     Name and Address of Owner                                of Record              Beneficially
------------------------------------------------------------------------------------------------------------------------------------
US Gov't Obligations Fund -      SNBOC and Company                                            99.44%
Investor                         PO Box 93971
                                 4900 Tiedeman Road
                                 Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
US Gov't Obligations Fund -      SNBOC and Company                                            12.29%
Select                           PO Box 93971
                                 4900 Tiedeman Road
                                 Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
                                 Private Banking                                              30.21%
                                 c/o Society National Bank
                                 Attn: Joe Caroscio
                                 2025 Ontario Street
                                 Cleveland, OH  44115-1022
------------------------------------------------------------------------------------------------------------------------------------
                                 KeyCorp Investment Products                                  44.63%
                                 127 Public Square
                                 Cleveland, OH  44114-1216
------------------------------------------------------------------------------------------------------------------------------------
                                 McDonald & Co. Securities                                     7.04%
                                 The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut Street
                                 Cincinnati, Ohio  45202-3110
------------------------------------------------------------------------------------------------------------------------------------
Value Fund - Class A             SNBOC and Company                                            95.62%
                                 PO Box 93971
                                 4900 Tiedeman Road
                                 Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
Value Fund - Class G             McDonald & Co. Securities                                    99.99%
                                 The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut St
                                 Cincinnati, OH  45202-3110
------------------------------------------------------------------------------------------------------------------------------------
Small Company                    SNBOC and Company                                            85.73%
Opportunity Fund - Class A       PO Box 93971
                                 4900 Tiedeman Road
                                 Brooklyn, OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
Small Company                    McDonald & Co. Securities                                    99.36%
Opportunity Fund - Class G       The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut Street
                                 Cincinnati, Ohio  45202-3110
------------------------------------------------------------------------------------------------------------------------------------

                                      -44-

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Percent Owned           Percent Owned
     Victory Fund                    Name and Address of Owner                               of Record              Beneficially
------------------------------------------------------------------------------------------------------------------------------------
Stock Index Fund -               SBNOC and Company                                            95.56%
Class A                          4900 Tiedeman Road
                                 Cleveland  OH  44144-2338
------------------------------------------------------------------------------------------------------------------------------------
Stock Index Fund Class G         McDonald & Co. Securities                                    99.82%
                                 The Exclusive Benefit of Customers
                                 Attn: Jeff Carter
                                 c/o Gradison Division
                                 580 Walnut Street
                                 Cincinnati, OH  45202
------------------------------------------------------------------------------------------------------------------------------------



Revoking your proxy

           Even if you sign and return the accompanying proxy card, you may revoke your proxy by writing to the Secretary of the Trust prior to the Special Meeting, by delivering a subsequently dated proxy, or by attending and voting at the Special Meeting in person. In addition to the solicitation of proxies by mail, the Trust may use the services of officers and employees of the Trust, KAM, and BISYS Fund Services, the Funds' distributor and administrator (none of whom receive any compensation for that service), to solicit proxies by telephone, telegraph and personal interview, and may also provide shareholders with a procedure for recording their votes by telegraph, facsimile, telephone or other electronic means. In addition, the Trust will employ Shareholder Communications Corporation to solicit proxies, for which it expects to pay proxy solicitation fees of approximately $320,000.00. Shareholders may also vote by internet at www.proxyvote.com by following the instructions on the enclosed proxy card. You may also access this site by selecting "Vote Your Proxy Here" on our web site, www.victoryfunds.com

           This proxy solicitation is made by and on behalf of the Board of Trustees of the Trust. The Trust will pay the costs of proxy solicitation, which consists of printing, handling and mailing of the proxies and related materials. The Trust may request brokers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares. Persons holding shares as nominees will, upon request, be reimbursed by the Trust for their reasonable expenses incurred in sending soliciting material to their principals.

           One-third of the outstanding shares of the Trust must be present at the special meeting in person or by proxy in order for the Trust to conduct business at the meeting. For proposal 3, which is considered by each class separately, one-third of the outstanding shares of each class must be present in person or by proxy to constitute a quorum as to that proposal. If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or if a proxy is marked with an abstention, the shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Broker non-votes will have no effect in the determination of proposals 1 and 2, but will have the effect of a vote against proposals 3 and 4.

Voting information and discretion of the persons named as proxies

           While the Special Meeting is called to act upon any other business that may properly come before it, as of the date of this Proxy Statement, the only business which management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at the Special Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their best business judgment.

           At the time any session of the Special Meeting is called to order, if a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. In such event, the persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. Any adjourned session or sessions may be held within a reasonable period after the date set for the original Special Meeting without the necessity of further notice.

Administrator and Distributor

             BISYS Fund Services of Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Administrator of the Funds. BISYS Fund Services, Limited Partnership, serves as the Distributor of the Funds' shares.

Investment Adviser and Sub-Administrator

           Key Asset Management Inc. ("KAM"), 127 Public Square, Cleveland, Ohio 44114, serves as Investment Adviser and sub-administrator of the Funds.

Submission of proposals for the next annual meeting

           Under the Trust's Trust Instrument and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act. Therefore, the Trust does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and must be received by the Trust within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.


PART 4:    FUND INFORMATION

           The Trust is an open-end management investment company. The Trust consists of 38 Funds, including six common trust funds, each issuing units of beneficial interest ("shares"). The following Funds have non-diversified portfolios: Ohio Municipal Bond Fund, National Municipal Bond Fund, New York Tax-Free Fund and Real Estate Investment Fund. All other Funds have diversified portfolios.

The Victory Portfolios, generally

           The Trust is a business trust established under Delaware law. The operations of the Trust are governed by a Trust Instrument dated December 5, 1995, as amended October 2, 1997.

           Each Victory Fund is a separate series of the Trust and, as such, has similar rights under the Trust Instrument and applicable Delaware law. You should be aware of the following features of the Victory Funds:

           o Shares of each class of the Victory Funds participate equally in dividends and other distributions attributable to that class, including any distributions in the event of a liquidation.

           o Each share of each Victory Fund is entitled to one vote for all purposes.

           o Shares of all series of the Trust vote for the election of Trustees and on any other matter that affects each Victory Fund in substantially the same manner, except as otherwise required by law.

           o As to matters that affect each Fund differently, such as approval of an investment advisory agreement, shares of each series vote as a separate series.

           o On matters that affect the classes of a series differently, shares of each class vote separately.

           o Delaware law does not require registered investment companies, such as the Trust or its series, to hold annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

           o Shareholders have available certain procedures for the removal of Trustees.

           o The Trust indemnifies Trustees and officers to the fullest extent permitted under federal and Delaware law.

Financial Statements. PricewaterhouseCoopers LLP, independent auditors of the Victory Funds, has audited each Fund's financial statements for the year ended October 31, 1999, and those financial statements are incorporated by reference in the Trust's Statement of Additional Information dated December 15, 1999.

PART 5:    TRUSTEE AND OFFICER INFORMATION

Board of Trustees

       Overall responsibility for management of the Trust rests with the Trustees, who are elected by the shareholders of the Trust. The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently seven Trustees, five of whom are Independent Trustees. The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations. There are also three Advisory Trustees who attend meetings and serve on committees but do not vote. Two of the Advisory Trustees are Independent Trustees. Information about the Trustees and Advisory Trustees, including their ages, addresses and principal occupations during the past five years, is set forth in proposal 2, at pages 6 to 7 of this Proxy Statement.

Officers

           The officers of the Trust, their ages, and principal occupations during the past five years, are as follows:

                          Position(s) with        Principal Occupation
Name and Age              the Trust               During Past 5 Years
------------              ----------------        --------------------
Roger Noall, 64           Chairman                See biographical information
                                                  under "Board of Trustees" in
                                                  Proposal 1.

Leigh A. Wilson, 54       President and           See biographical information
                          Trustee                 under "Board of Trustees" in
                                                  Proposal 1.

William B. Blundin, 60+   Vice President          Senior Vice President of
                                                  BISYS; officer of other
                                                  investment companies
                                                  administered by BISYS.

J. David Huber, 53        Vice President          Managing Director, BISYS;
                                                  officer of BISYS since June
                                                  1987.

Robert D. Hingston, 47    Secretary               Since November 1998, Vice
                                                  President of BISYS; from
                                                  January 1995 to October 1998,
                                                  founder and principal of RDH
                                                  Associates (mutual fund
                                                  management consulting firm);
                                                  from June 1980 to January
                                                  1995, Vice President of
                                                  Investors Bank & Trust
                                                  Company.

Joel B. Engle, 34         Treasurer               Since September 1998, Vice
                                                  President of BISYS; from March
                                                  1995 to September 1998, Vice
                                                  President, Northern Trust
                                                  Company; from July 1994 to
                                                  February 1995, General
                                                  Accountant, Wanger Asset
                                                  Management; from September
                                                  1988 to June 1994, Audit
                                                  Manager with Ernst & Young
                                                  LLP.

Gary Tenkman, 29          Assistant               Since April 1998, Financial
                          Treasurer               Services Director for BISYS;
                                                  from August 1997 to March
                                                  1998, Audit Manager, Ernst &
                                                  Young LLP; from August 1994 to
                                                  July 1997, Audit Senior, Ernst
                                                  & Young LLP; from July 1993 to
                                                  July 1994, Audit Staff, Ernst
                                                  & Young LLP.

Jay Baris, 45             Assistant               Since September 1994, Partner,
                          Secretary               Kramer Levin Naftalis &
                                                  Frankel LLP.

Richard Baxt, 46          Assistant               Since March 1996, Senior Vice
                          Secretary               President of BISYS; from March
                                                  1994 to March 1996, President
                                                  of First Fidelity Brokers;
                                                  from June 1984 to March 1994,
                                                  President of Citicorp
                                                  Investment Services.

+ Mr. Blundin was an officer of the Trust during the fiscal year ending October 31, 1999. He resigned from BISYS and as an officer of the Trust effective August 23, 1999.

The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

The officers of the Trust (other than Mr. Wilson) receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust as Administrator.

As of December 31, 1999, the Trustees and officers as a group owned beneficially less than 1% of all classes of the outstanding shares of the Funds.

The LifeChoice Funds -- Conflicts of interest

           The Trustees and officers of the Trust are subject to conflicts of interest in managing both the LifeChoice Funds and some of the mutual funds advised by KAM in which the LifeChoice Funds invest (the "Proprietary Portfolios"). This conflict is most evident in the Board's supervision of KAM. KAM and certain of its affiliates may provide services to, and receive fees from, not just the Funds, but also the Proprietary Portfolios and mutual funds not advised by KAM in which the LifeChoice Funds invest ("Other Portfolios"). The selection of investments and allocation of LifeChoice Fund assets will be continuously and closely scrutinized by the Board in order to avoid even the appearance of improper practices. It is possible, however, that a situation might arise where one course of action for a LifeChoice Fund would be detrimental to a Proprietary Portfolio, or vice versa. In that unlikely event, the Trustees and officers of the Trust will exercise good business judgment in upholding their fiduciary duties to each set of Funds, thus minimizing such conflicts, if any should arise.

PART 6: FORMS OF AMENDED AND RESTATED TRUST INSTRUMENT AND DISTRIBUTION AND SERVICE PLAN

           Attached as Exhibit A is the Form of Amended and Restated Trust Instrument referred to in proposal 2. Attached as Exhibit B is the Form of Distribution and Service Plan referred to in proposal 3.

                                                                       Exhibit A

                             THE VICTORY PORTFOLIOS



                                TRUST INSTRUMENT

                             DATED DECEMBER 6, 1995


                 AMENDED AND RESTATED AS OF _________ ___, 2000

                             THE VICTORY PORTFOLIOS

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

ARTICLE I - NAME AND DEFINITIONS............................................
    Section 1.01 Name.......................................................

    Section 1.02 Definitions................................................

ARTICLE II - BENEFICIAL INTEREST............................................
    Section 2.01 Shares Of Beneficial Interest..............................

    Section 2.02 Issuance of Shares.........................................

    Section 2.03 Register of Shares and Share Certificates..................

    Section 2.04 Transfer of Shares.........................................

    Section 2.05 Treasury Shares............................................

    Section 2.06 Establishment of Series....................................

    Section 2.07 Investment in the Trust....................................

    Section 2.08 Assets and Liabilities of Series...........................

    Section 2.09 No Preemptive Rights.......................................

    Section 2.10 No Personal Liability of Shareholder.......................

ARTICLE III - THE TRUSTEES..................................................
    Section 3.01  Management of the Trust...................................

    Section 3.02 Initial Trustees...........................................

    Section 3.03 Term of Office.............................................

    Section 3.04  Vacancies and Appointments................................

    Section 3.05  Temporary Absence.........................................

    Section 3.06  Number of Trustees........................................

    Section 3.07  Effect of Ending of a Trustee's Service...................

    Section 3.08 Ownership of Assets of the Trust...........................

ARTICLE IV - POWERS OF THE TRUSTEES.........................................
    Section 4.01 Powers.....................................................

    Section 4.02  Issuance and Repurchase of Shares.........................

    Section 4.03 Trustees and Officers as Shareholders......................

    Section 4.04  Action by the Trustees....................................

    Section 4.05 Chairman of the Trustees...................................

    Section 4.06 Principal Transactions.....................................

ARTICLE V - EXPENSES OF THE TRUST...........................................

ARTICLE VI - INVESTMENT ADVISER, PRINCIPAL UNDERWRITER,
             ADMINISTRATOR AND TRANSFER AGENT...............................
    Section 6.01 Investment Adviser.........................................

    Section 6.02  Principal Underwriter.....................................

    Section 6.03 Administration.............................................

    Section 6.04 Transfer Agent.............................................

    Section 6.05  Parties to Contract.......................................

    Section 6.06  Provisions and Amendments.................................

ARTICLE VII - SHAREHOLDERS' VOTING POWERS AND MEETINGS......................
    Section 7.01  Voting Powers.............................................

    Section 7.02  Meetings..................................................

    Section 7.03  Quorum and Required Vote..................................

ARTICLE VIII - CUSTODIAN....................................................
    Section 8.01  Appointment and Duties....................................

    Section 8.02  Central Certificate System................................

ARTICLE IX - DISTRIBUTIONS AND REDEMPTIONS..................................
    Section 9.01 Distributions..............................................

    Section 9.02  Redemptions...............................................

    Section 9.03  Determination of Net Asset Value and Valuation
                  of Portfolio Assets.......................................

    Section 9.04  Suspension of the Right of Redemption.....................

ARTICLE X - LIMITATION OF LIABILITY AND INDEMNIFICATION.....................
    Section 10.01  Limitation of Liability..................................

    Section 10.02  Indemnification..........................................

    Section 10.03  Shareholders.............................................

ARTICLE XI - MISCELLANEOUS..................................................
    Section 11.01  Trust Not a Partnership..................................

    Section 11.02  Trustee's Good Faith Action, Expert Advice,
                   No Bond or Surety........................................

    Section 11.03  Establishment of Record Dates............................

    Section 11.04 Dissolution and Termination of Trust......................

    Section 11.05  Reorganization and Master/Feeder.........................

    Section 11.06  Filing of Copies, References Headings....................

    Section 11.07  Applicable Law...........................................

    Section 11.08  Derivative Actions.......................................

    Section 11.08  Amendments...............................................

    Section 11.10  Fiscal Year..............................................

    Section 11.11  Name Reservation.........................................

    Section 11.12  Provisions in Conflict With Law..........................

                             THE VICTORY PORTFOLIOS

                                December 6, 1995


                 Amended and Restated as of __________ ___, 2000

           TRUST INSTRUMENT of The Victory Portfolios, a Delaware business trust (the "Trust"), amended and restated by Harry Gazelle, Eugene J. McDonald, Thomas
F. Morrissey, Roger Noall, Frank A. Weil, Leigh A. Wilson, and H. Patrick Swygert (the "Trustees").

           WHEREAS Robert G. Brown, Edward P. Campbell,  Harry Gazelle,  Stanley
I. Landgraf, Thomas F. Morrissey, Leigh A. Wilson, and H. Patrick Swygert, as the initial Trustees of the Trust, established the Trust pursuant to a Trust Instrument dated December 6, 1995 (the "Original Trust Instrument"); and

           WHEREAS, the Trustees declare that all money and property contributed to the Trust hereunder shall be held and managed in trust under this Trust Instrument as set forth herein; and

           WHEREAS, the Trustees consider it necessary and appropriate to amend and restate the Original Trust Instrument; and

           WHEREAS, a majority of the Shareholders of the Trust voted to approve the amendment and restatement of the Original Trust Instrument at a meeting held on __________ ___, 2000;

           NOW THEREFORE, the Original Trust Instrument is amended and restated as follows:

                                    ARTICLE I
                              NAME AND DEFINITIONS


           Section 1.01 Name. The name of the trust created under the Original Trust Instrument and continued hereby is "The Victory Portfolios."


           Section 1.02 Definitions. Wherever used herein, unless otherwise required by the context or specifically provided:

           (a) The "1940 Act" means the Investment Company Act of 1940, as amended from time to time. Whenever reference is made hereunder to the 1940 Act, such references shall be interpreted as including any applicable order or orders of the Commission or any rules or regulations adopted by the Commission thereunder or interpretive releases of the Commission staff;

           (b) "Bylaws" means the Bylaws of the Trust as adopted by the Trustees, as amended from time to time;

           (c) "Commission" has the meaning given it in the 1940 Act. In addition, "Affiliated Person," "Assignment," "Interested Person" and "Principal Underwriter" shall have the respective meanings given them in the 1940 Act. "Majority Shareholder Vote" shall have the same meaning as the term "vote of a majority of the outstanding voting securities" under the

1940 Act;

           (d) "Delaware Act" refers to Chapter 38 of Title 12 of the Delaware Code titled "Treatment of Delaware Business Trusts," as amended from time to time;

           (e) "Net Asset Value" means the net asset value of each Series of the Trust determined in the manner provided in Article IX, Section 9.03 hereof;

           (f) "Outstanding Shares" means those Shares shown from time to time in the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust;

           (g) "Series" means a series of Shares of the Trust established in accordance with the provisions of Article II, Section 2.06 hereof;

           (h) "Shareholder" means a record owner of Outstanding Shares of the Trust;

           (i) "Shares" means the equal proportionate transferable units of beneficial interest into which the beneficial interest of each Series of the Trust or class thereof shall be divided and may include fractions of Shares as well as whole Shares;

           (j) The "Trust" means The Victory Portfolios, a Delaware business trust, and reference to the Trust when applicable to one or more Series of the Trust, shall refer to any such Series;

           (k) The "Trustees" means the person or persons who has or have signed this Trust Instrument so long as he or they shall continue in office in accordance with the terms hereof and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of
Article III hereof, and reference herein to a Trustee or to the Trustees shall refer to the individual Trustees in their respective capacity as Trustees hereunder;


           (l) "Trust Instrument" means this Trust Instrument, as amended or restated from time to time.


           (m) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of one or more of the Trust or any Series, or the Trustees on behalf of the Trust or any Series.

                                   ARTICLE II
                               BENEFICIAL INTEREST


           Section 2.01 Shares Of Beneficial Interest. The beneficial interest in the Trust shall be divided into such Shares of one or more separate and distinct Series or classes of a Series as set forth in Section 2.06 or as the Trustees shall otherwise from time to time create and establish as provided in
Section 2.06. The number of Shares of each Series and class thereof authorized hereunder is unlimited. Each Share shall have a par value of $0.001. All Shares issued hereunder, including, without limitation, Shares issued in connection with a dividend paid in

Shares or a split of Shares, shall be fully paid and non-assessable.



           Section 2.02 Issuance of Shares. The Trustees in their discretion may, from time to time, without a vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, subject to applicable law, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1000ths of a Share or integral multiples thereof. The Trustees or any person the Trustees may authorize for the purpose may, in their discretion, reject any application for the issuance of shares.


           Section 2.03 Register of Shares and Share Certificates. A register shall be kept at the principal office of the Trust or an office of the Trust's transfer agent which shall contain the names and addresses of the Shareholders of each Series, the number of Shares of that Series (or any class or classes thereof) held by them respectively and a record of all transfers thereof. No share certificates shall be issued by the Trust except as the Trustees may otherwise authorize, and the persons indicated as shareholders in such register shall be entitled to receive dividends or other distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or other distribution, nor to have notice given to him as herein or in the Bylaws provided, until he has given his address to the transfer agent or such officer or other agent of the Trustees as shall keep the said register for entry thereon.

           Section 2.04 Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

           Section 2.05 Treasury Shares. Shares held in the treasury shall, until reissued pursuant to Section 2.02 hereof, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.


           Section 2.06 Establishment of Series. Subject to the provisions of this Section 2.06, the Trust shall consist of the Series indicated on Schedule A attached hereto, as such Schedule may be amended from time to time. The initial Series of the Trust were comprised of twenty-four Series, each of which corresponded to a series of shares of The Victory Portfolios, a Massachusetts business trust (the "Predecessor Trust"). The preferences, voting powers, rights and privileges of the Series and any classes thereof existing as of the date hereof shall be as set forth in the Trust's registration statement or statements as filed with the Commission, as from time to time in effect. Distinct records shall be maintained by the Trust for each Series and the assets associated with each Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the Shareholders of any Series, to establish and designate and to change in any manner any Series or any classes of initial or additional Series and to fix such preferences, voting powers, rights and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series or any classes thereof (other than those existing as of the date hereof) shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of such Series (or class) including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. Upon the establishment of any such Series (or class), Schedule A shall be amended to reflect the addition of such Series (or class) thereto; provided that amendment of Schedule A shall not be a condition precedent to the establishment of any Series (or class) in accordance with this Trust Instrument. A Series may issue any number of Shares, but need not issue Shares. At any time that there are no Shares outstanding of any particular Series (or class) previously established and designated, the Trustees may by a majority vote abolish that Series (or class) and the establishment and designation thereof, and, in connection with such abolishment, Schedule A shall be amended to reflect the removal of such Series (or class) therefrom; provided that amendment of Schedule A shall not be a condition precedent to the abolishment of any Series (or class) in accordance with this Trust Instrument.


           All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series, or classes thereof as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.

           Each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his proportionate share of all distributions made with respect to such Series, based upon the number of full and fractional Shares of the Series held. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust.

           Section 2.07 Investment in the Trust. The Trustees shall accept investments in any Series from such persons and on such terms as they may from time to time authorize. At the Trustees' discretion, such investments, subject to applicable law, may be in the form of cash or securities in which the affected Series is authorized to invest, valued as provided in Article IX
Section 9.03 hereof. Investments in a Series shall be credited to each Shareholder's account in the form of full and fractional Shares at the net asset value per Share next determined after the investment is received or accepted as may be determined by the Trustees; provided, however, that the Trustees may, in their sole discretion, (a) fix minimum amounts for initial and subsequent investments or (b) impose a sales charge upon investments in such manner and at such time determined by the Trustees.


           Section 2.08 Assets and Liabilities of Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held and accounted for separately from the other assets of the Trust and of every other Series and may be referred to herein as "assets belonging to" that Series. The assets belonging to a particular Series shall belong to that Series for all purposes, and to no other Series, and shall be subject only to the rights of creditors of that Series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as the Trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series, and separate and distinct records shall be maintained for each Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. Without limitation of the foregoing provisions of this Section 2.08, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, changes or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally or of any other Series and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets of such Series. Notice of this contractual limitation on inter-Series liabilities may, in the Trustee's sole discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on inter-Series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, with respect to that Series. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

           Section 2.09 No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees, whether of the same or other Series.


           Section 2.10 No Personal Liability of Shareholder. No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other understanding issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee of the Trust).


           Section 2.11 Assent to Trust Instrument. Every Shareholder, by virtue of having purchased a Share or by virtue of having received a Share in connection with the conversion of the Predecessor Trust, shall become a Shareholder and shall be held to have expressly assented and agreed to be bound by the terms hereof.

                                   ARTICLE III
                                  THE TRUSTEES

           Section 3.01 Management of the Trust. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Trust Instrument. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possessions of the United States of America, and in any foreign jurisdiction and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Trust Instrument, the presumption shall be in favor of a grant of power to the Trustees.

           The enumeration of any specific power in this Trust Instrument shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised without order of or resort to any court.

           Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 3.04 of this Article III, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. Any Shareholder meeting held for such purpose shall be held on a date fixed by the Trustees. In the event that less than a majority of the Trustees holding office have been elected by Shareholders, the Trustees then in office will call a Shareholders' meeting for the election of Trustees in accordance with the provisions of the 1940 Act.


           Section 3.02 Initial Trustees. The initial Trustees shall be the persons named in the Original Trust Instrument. The (i) election of initial Trustees and (ii) an approval of the Plan of Conversion for the transfer of assets from the Predecessor Trust to the Trust, at the Special Meeting of the Shareholders was conducted in accordance with the Proxy Statement of the Predecessor Trust dated October 31, 1995, and is deemed to constitute an election of Trustees for all purposes hereunder, including for purposes of the last sentence of Section 3.01.

           Section 3.03 Term of Office. The Trustees shall hold office during the lifetime of this Trust, and until its termination as herein provided, except
(a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has died, becomes physically or mentally incapacitated by reason of illness or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) that a Trustee may be removed at any meeting of the Shareholders of the Trust by a vote of Shareholders owning at least two-thirds of the Outstanding Shares of the Trust.


           Section 3.04 Vacancies and Appointments. In case of a Trustee's declination to serve, death, resignation, retirement, removal, physical or mental incapacity by reason of illness, disease or otherwise, or if a Trustee is otherwise unable to serve, or if there is an increase in the number of Trustees, a vacancy shall occur. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy shall be conclusive. In the case of a vacancy, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion see fit, to the extent consistent with the limitations provided under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by resolution of the Trustees, duly adopted, which shall be recorded in the minutes of a meeting of the Trustees, whereupon the appointment shall take effect.

           An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any person appointed as a Trustee pursuant to this Section
3.04 shall have accepted this Trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and such person shall be deemed a Trustee.

           Section 3.05 Temporary Absence. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any time to any other Trustee or Trustees, provided that in no case shall fewer than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

           Section 3.06 Number of Trustees. The number of Trustees shall be at least two (2), and thereafter shall be such number as shall be fixed from time to time by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be more than twelve (12).


           Section 3.07 Effect of Ending of a Trustee's Service. The declination to serve, death, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to terminate the Trust or to revoke any existing agency created pursuant to the terms of this Trust Instrument.

           Section 3.08 Ownership of Assets of the Trust. The assets of the Trust and of each Series shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. Legal title in all of the assets of the Trust and the right to conduct any business shall at all times be considered as vested in the Trustees on behalf of the Trust, except that the Trustees may cause legal title to any Trust Property to be held by, or in the name of, the Trust or in the name of any person as nominee. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any Series or any right of partition or possession thereof but each Shareholder shall have, except as otherwise provided for herein, a proportionate undivided beneficial interest in the Trust or Series based upon the number of Shares owned. The Shares shall be personal property giving only the rights specifically set forth in this Trust Instrument.

                                   ARTICLE IV
                             POWERS OF THE TRUSTEES

           Section 4.01 Powers. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments which they, in their sole discretion, shall deem proper to accomplish the purpose of this Trust without recourse to any court or other authority. Subject to any applicable limitation in this Trust Instrument or the Bylaws of the Trust, the Trustees shall have the power and authority:

           (a) To invest and reinvest cash and other property (including investment, notwithstanding any other provision hereof, of all of the assets of any Series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company), and to hold cash or other property of the Trust uninvested, without in any event being bound or limited by any present or future law or custom in regard to investments by trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust:

           (b) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations;


           (c) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of an obligation or engagement of any other person and to lend Trust Property;


           (d) To provide for the distribution of interests of the Trust either through a principal underwriter in the manner hereinafter provided for or by the Trust itself, or both, or otherwise pursuant to a plan of distribution of any kind;

           (e) To adopt Bylaws not inconsistent with this Trust Instrument providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders; such Bylaws shall be deemed incorporated and included in this Trust Instrument;

           (f) To elect and remove such officers and appoint and terminate such agents as they consider appropriate;

           (g) To employ one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of any assets of the Trust subject to any conditions set forth in this Trust Instrument or in the Bylaws;

           (h) To retain one or more transfer agents and shareholder servicing agents, or both;

           (i) To set record dates in the manner provided herein or in the Bylaws;

           (j) To delegate such authority as they consider desirable to any officers of the Trust and to any investment adviser, manager, custodian, underwriter or other agent or independent contractor;

           (k) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XI, subsection 11.04(b) hereof;

           (l) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property, and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

           (m) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

           (n) To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form; or either in the name of the Trust or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Delaware business trusts or investment companies;

           (o) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article II hereof and to establish classes of such Series having relative rights, powers and duties as they may provide consistent with applicable law;

           (p) Subject to the provisions of Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series or to apportion the same between or among two or more Series, provided that any liabilities or expenses incurred by a particular Series shall be payable solely out of the assets belonging to that Series as provided for in Article II hereof;

           (q) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

           (r) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

           (s) To make distributions of income and of capital gains to Shareholders in the manner provided herein;

           (t) To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Series or class, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder;

           (u) To establish one or more committees, to delegate any of the powers of the Trustees to said committees and to adopt a committee charter providing for such responsibilities, membership (including Trustees, officers or other agents of the Trust therein) and any other characteristics of said committees as the Trustees may deem proper. Notwithstanding the provisions of this Article IV, and in addition to such provisions or any other provision of this Trust Instrument or of the Bylaws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body;

           (v) To interpret the investment policies, practices or limitations of any Series;

           (w) To establish a registered office and have a registered agent in the state of Delaware;


           (x) To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act (including investment by means of transfer of part or all of the Trust Property in exchange for an interest or interests in such one or more investment companies) all without any requirement of approval by Shareholders unless required by the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or of any other state) which is classified as a partnership for federal income tax purposes; and


           (y) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

           The foregoing clauses shall be construed as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity.

           The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust.

           No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see the application of any payments made or property transferred to the Trustees or upon their order.

           Section 4.02 Issuance and Repurchase of Shares. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of and otherwise deal in Shares and, subject to the provisions set forth in Article II and Article IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.

           Section 4.03 Trustees and Officers as Shareholders. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person or any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws.


           Section 4.04 Action by the Trustees. In any action taken by the Trustees hereunder, unless otherwise specified, the Trustees shall act by majority vote at a meeting (including a telephone meeting) duly called, provided a quorum of Trustees participate, or by written consent of a majority of the Trustees without a meeting, unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Board of Trustees or by any two other Trustees. Notice of the time, date and place of all meetings of the Trustees shall be given by the person calling the meeting to each Trustee by telephone, facsimile or other electronic mechanism sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Any meeting conducted by telephone shall be deemed to take place at the principal office of the Trust, as determined by the Bylaws or by the Trustees. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one or more of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of the Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by facsimile or other similar electronic mechanism.

           Section 4.05 Chairman of the Board of Trustees. The Trustees shall appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be (but is not required to be) the chief executive, financial and/or accounting officer of the Trust.

           Section 4.06 Principal Transactions. Except to the extent prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, administrator, distributor or transfer agent for the Trust or with any interested person of such person; and the Trust may employ any such person, or firm or company in which such person is an interested person, as broker, legal counsel, registrar, investment adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.


                                    ARTICLE V
                              EXPENSES OF THE TRUST


           Subject to the provisions of Article II, Section 2.08 hereof, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of Shares; certain insurance premiums; applicable fees, interest charges and expenses of third parties, including the Trust's investment advisers, managers, administrators, distributors, custodians, transfer agent and fund accountant; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and maintaining its existence; costs of preparing and printing the Trust's prospectuses, statements of additional information and shareholder reports and delivering them to existing Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trustees; compensation of the Trust's officers and employees and costs of other personnel performing services for the Trust; costs of Trustee meetings; Commission registration fees and related expenses; state or foreign securities laws registration fees and related expenses and for such non-recurring items as may arise, including litigation to which the Trust (or a Trustee acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses and liabilities, the Trustees shall have a lien on the assets belonging to the appropriate Series, or in the case of an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.


                                   ARTICLE VI
                   INVESTMENT ADVISER, PRINCIPAL UNDERWRITER,
                        ADMINISTRATOR AND TRANSFER AGENT

           Section 6.01  Investment Adviser.

           (a) The Trustees may in their discretion, from time to time, enter into an investment advisory contract or contracts with respect to the Trust or any Series whereby the other party or parties to such contract or contracts shall undertake to furnish the Trustees with such investment advisory, statistical and research facilities and services and such other facilities and services, if any, all upon such terms and conditions (including any Shareholder vote) that may be required under the 1940 Act, as may be prescribed in the Bylaws, or as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws). Notwithstanding any other provision of this Trust Instrument, the Trustees may authorize any investment adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities, other investment instruments of the Trust, or other Trust Property on behalf of the Trustees, or may authorize any officer, agent, or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by all of the Trustees.


           (b) The Trustees may authorize the investment adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws). Any reference in this Trust Instrument to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires; provided that no Shareholder approval shall be required with respect to any sub-adviser unless required under the 1940 Act or other law, contract or order applicable to the Trust.


           Section 6.02 Principal Underwriter. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of Shares, whereby the Trust may either agree to sell Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws and as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws); and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

           Section 6.03 Administration. The Trustees may in their discretion from time to time enter into one or more management or administrative contracts whereby the other party or parties shall undertake to furnish the Trustees with management or administrative services. The contract or contracts shall be on such terms and conditions as may be prescribed in the Bylaws and as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws).

           Section 6.04 Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency and shareholder service contracts whereby the other party or parties shall undertake to furnish the Trustees with transfer agency and shareholder services. The contract or contracts shall be on such terms and conditions as may be prescribed in the Bylaws and as the Trustees may in their discretion determine (such terms and conditions not to be inconsistent with the provisions of this Trust Instrument or of the Bylaws).

           Section 6.05 Parties to Contract. Any contract of the character described in Sections 6.01, 6.02, 6.03 and 6.04 of this Article VI or any contract of the character described in Article VIII hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered void or voidable by reason of the existence of any relationship, nor shall any person holding such relationship be disqualified from voting on or executing the same in his capacity as Shareholder and/or Trustee, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VI or Article VIII hereof or of the Bylaws. The same person (including a corporation, firm, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 6.01, 6.02, 6.03 and 6.04 of this Article VI or pursuant to Article VIII hereof and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 6.05.


           Section 6.06 Provisions and Amendments. Any contract entered into pursuant to Section 6.01 or 6.02 of this Article VI shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, if applicable, or other applicable Act of Congress hereafter enacted with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal thereof, and no amendment to any contract entered into pursuant to Section 6.01 or 6.02 of this Article VI shall be effective unless assented to in a manner consistent with the requirements of said Section 15, as modified by any applicable rule, regulation or order of the Commission.


                                   ARTICLE VII
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

           Section 7.01  Voting Powers.

           (a) The Shareholders shall have power to vote only (a) for the election of Trustees to the extent provided in Article III, Section 3.01 hereof, (b) for the removal of Trustees to the extent provided in Article III, Section 3.03(d) hereof, (c) with respect to any investment advisory contract to the extent provided in Article VI, Section 6.01 hereof, (d) with respect to an amendment of this Trust Instrument, to the extent provided in Article XI, Section 11.08, and (e) with respect to such additional matters relating to the Trust as may be required by law, by this Trust Instrument, or any registration of the Trust with the Commission or any State, or as the Trustees may consider desirable.


           (b) Notwithstanding paragraph (a) of this Section 7.01 or any other provision of this Trust Instrument (including the Bylaws) which would by its terms provide for or require a vote of Shareholders, the Trustees may take action without a Shareholder vote if (i) the Trustees shall have obtained an opinion of counsel that a vote or approval of such action by Shareholders is not required under (A) the 1940 Act or any other applicable laws, or (B) any registrations, undertakings or agreements of the Trust known to such counsel, and if the Trustees determine that the taking of such action without a Shareholder vote would be consistent with the best interests of the Shareholders (considered as a group).

           (c) On any matter submitted to a vote of the Shareholders, all Shares shall be voted separately by individual Series, and whenever the Trustees determine that the matter affects only certain Series, may be submitted for a vote by only such Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects the interests of more than one Series and that voting by shareholders of all Series would be consistent with the 1940 Act, then the Shareholders of all such Series shall be entitled to vote thereon (either by individual Series or by Shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a Series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. As determined by the Trustees without the vote or consent of Shareholders (except as required by the 1940 Act), on any matter submitted to a vote of Shareholders, either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of Net Asset Value (number of Shares owned times Net Asset Value per share of such Series or class thereof, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Trustees hereby establish that each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the Bylaws. A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any of the Bylaws of the Trust to be taken by Shareholders.

           Section 7.02 Meetings. Meetings may be held within or without the State of Delaware. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one tenth of the Outstanding Shares of the Trust entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record, subject to any rights provided to the Trust or any Trustees provided by said Section 16(c). Notice shall be sent, by First Class Mail or such other means determined by the Trustees, at least 10 days prior to any such meeting. Notwithstanding anything to the contrary in this Section 7.02, the Trustees shall not be required to call a special meeting of the Shareholders of any Series or to provide Shareholders seeking the opportunity of furnishing the materials to other Shareholders with a view to obtaining signatures on a request for a meeting except to the extent required under the 1940 Act.


           Section 7.03 Quorum and Required Vote. One-third of Shares outstanding and entitled to vote in person or by proxy as of the record date for a Shareholders' meeting shall be a quorum for the transaction of business at such Shareholders' meeting, except that where any provision of law or of this Trust Instrument permits or requires that holders of any Series shall vote as a Series (or that holders of a class shall vote as a class), then one-third of the aggregate number of Shares of that Series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series (or that class). Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by law or by any provision of this Trust Instrument or the Bylaws, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Trust Instrument permits or requires that the holders of any Series shall vote as a Series (or that the holders of any class shall vote as a class), then a majority of the Shares present in person or by proxy of that Series (or class), voted on the matter in person or by proxy shall decide that matter insofar as that Series (or class) is concerned. Shareholders may act by unanimous written consent, to the extent not inconsistent with the 1940 Act, and any such actions taken by a Series (or class) may be consented to unanimously in writing by Shareholders of that Series (or class).

                                  ARTICLE VIII
                                    CUSTODIAN

           Section 8.01 Appointment and Duties. The Trustees shall employ a bank, a company that is a member of a national securities exchange, or a trust company, that in each case shall have capital, surplus and undivided profits of at least twenty million dollars ($20,000,000) and that is a member of the Depository Trust Company (or such other person or entity as may be permitted to act as custodian of the Trust's assets under the 1940 Act) as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust: (a) to hold the securities owned by the Trust and deliver the same upon written order or oral order confirmed in writing; (b) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and (c) to disburse such funds upon orders or vouchers.

           The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a company that is a member of a national securities exchange, or a trust company organized under the laws of the United States or one of the states thereof and having capital, surplus and undivided profits of at least twenty million dollars ($20,000,000) and that is a member of the Depository Trust Company or such other person or entity as may be permitted by the Commission or is otherwise able to act as custodian of the Trust's assets in accordance with the 1940 Act.

           Section 8.02 Central Certificate System. Subject to the 1940 Act and such other rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, as amended, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodians, sub-custodians or other agents.

                                   ARTICLE IX
                          DISTRIBUTIONS AND REDEMPTIONS

           Section 9.01  Distributions.

           (a) The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series and/or class of a Series. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees.

           (b) Dividends and other distributions may be paid or made to the Shareholders of record at the time of declaring a dividend or other distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine, which dividends or distributions, at the election of the Trustees, may be paid pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

           (c) Anything in this Trust Instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a stock dividend to the Shareholders of a particular Series, or class thereof, as of the record date of that Series fixed as provided in Subsection 9.01(b) hereof.

           Section 9.02 Redemptions. In case any holder of record of Shares of a particular Series desires to dispose of his Shares or any portion thereof he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may from time to time authorize, requesting that the Series purchase the Shares in accordance with this Section 9.02; and, subject to Section 9.04 hereof, the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section
9.03 of this Article IX). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series and, subject to Section 9.04 hereof, payment for such Shares shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective. Upon redemption, shares shall become Treasury shares and may be reissued from time to time.

           Section 9.03 Determination of Net Asset Value and Valuation of Portfolio Assets. The term "Net Asset Value" of any Series shall mean that amount by which the assets of that Series exceed its liabilities, all as determined by or under the direction of the Trustees. The Trustees may delegate any of their powers and duties under this Section 9.03 with respect to valuation of assets and liabilities. Such value shall be determined separately for each Series and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees; provided, however, that the Trustees, without Shareholder approval, may alter the method of valuing portfolio securities insofar as permitted under the 1940 Act. The resulting amount, which shall represent the total Net Asset Value of the particular
Series, shall be divided by the total number of shares of that Series outstanding at the time and the quotient so obtained shall be the Net Asset Value per Share of that Series. At any time the Trustees may cause the Net Asset Value per Share last determined to be determined again in similar manner and may fix the time when such redetermined value shall become effective.

           The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend a practice of seeking to maintain the Net Asset Value per Share of the Series at a constant amount. If, for any reason, the net income of any Series, determined at any time, is a negative amount, the Trustees shall have the power with respect to that Series (a) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, (b) to reduce the number of Outstanding Shares of such Series by reducing the number of Shares in the account of each Shareholder by a pro rata portion of that number of full and fractional Shares which represents the amount of such excess negative net income, (c) to cause to be recorded on the books of such Series an asset account in the amount of such negative net income (provided that the same shall thereupon become the property of such Series with respect to such Series and shall not be paid to any Shareholder), which account may be reduced by the amount of dividends declared thereafter upon the Outstanding Shares of such Series on the day such negative net income is experienced, until such asset account is reduced to zero; (d) to combine the methods described in clauses (a) and (b) and
(c) of this sentence; or (e) to take any other action they deem appropriate, in order to cause (or in order to assist in causing) the Net Asset Value per Share of such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power not to declare a dividend out of net income for the purpose of causing the Net Asset Value per Share to be increased.

           In the event that any Series is divided into classes, the provisions of this Section 9.03, to the extent applicable as determined in the discretion of the Trustees and consistent with the 1940 Act and other applicable law, may be equally applied to each such class.

           Section 9.04 Suspension of the Right of Redemption. The Trustees may declare a suspension of the right of redemption or postpone the date of payment if permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share next determined after the termination of the suspension.


           Section 9.05 Required Redemption of Shares. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or to have the minimum investment required (which may vary by Series), (iii) the failure of a Shareholder to make payment when due for the purchase of Shares issued to him or (iv) the Shares owned by such Shareholder being below the minimum investment set by the Trustees, from time to time, for investments in the Trust or in such Series or classes thereof, as applicable.

           The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the requirements of any taxing authority or for the Trustees to make any determination contemplated by this
Section 9.05.


                                    ARTICLE X
                   LIMITATION OF LIABILITY AND INDEMNIFICATION

           Section 10.01 Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or the Shareholders for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or as an officer of the Trust, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer of the Trust hereunder.

           Section 10.02   Indemnification.

           (a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

                     (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                     (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

           (b) No  indemnification  shall be  provided  hereunder  to a  Covered
Person:

                     (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or


                     (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).


           (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.


           (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this
Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.


           Section 10.03 Shareholders. In case any Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

                                   ARTICLE XI
                                  MISCELLANEOUS

           Section 11.01 Trust Not A Partnership. It is hereby expressly declared that a trust and not a partnership is created hereby. No Trustee hereunder shall have any power to bind personally either the Trust officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series or (if the Trustees shall have yet to have established Series) of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Trust Instrument shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

           Section 11.02 Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees or the officers of the Trust of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Article X hereof and to Section 11.01 of this Article XI, the Trustees and the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law. The Trustees and the officers of the Trust may take advice of counsel or other experts with respect to the meaning and operation of this Trust Instrument, and subject to the provisions of Article X hereof and Section 11.01 of this Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees and the officers of the Trust shall not be required to give any bond as such, nor any surety if a bond is obtained.


           Section 11.03 Establishment of Record Dates. The Trustees may close the share transfer books of the Trust for a period not exceeding ninety (90) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding ninety (90) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend or other distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or other distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or other distribution, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed as aforesaid.

           Section 11.04  Dissolution and Termination of Trust.

           (a) This Trust shall continue without limitation of time but subject to the provisions of Subsection 11.04(b).

           (b) The Trustees may, subject to any necessary Shareholder, Trustee, and regulatory approvals:

                     (i) sell and convey all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association or corporation, or to a separate series of shares thereof, organized under the laws of any state which trust, partnership, association or corporation is an open-end management investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, association or corporation or of a series thereof;

                     (ii) enter into a plan of liquidation in order to dissolve and liquidate any Series (or class) of the Trust, or the Trust; or

                     (iii) at any time sell and convert into money all of the assets of the Trust or any affected Series.

           Upon making reasonable provision, in the determination of the Trustees, for the payment of all liabilities by assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) of each Series (or class) ratably among the holders of Shares of the affected Series, based upon the ratio that each Shareholder's Shares bears to the number of

Shares of such Series (or class) then outstanding.

           (c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in Subsection 11.04(b), the Trustees and the Trust or any affected Series shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to the Trust or Series shall be canceled and discharged and any such Series shall terminate.

           Following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee. Upon filing of the certificate of cancellation for the Trust, the Trust shall terminate.

           Section 11.05  Reorganization and Master/Feeder.

           (a) Notwithstanding anything else herein, the Trustees, in order to change the form or jurisdiction of organization of the Trust, may (i) cause the Trust to merge or consolidate with or into one or more trusts, partnerships (general or limited), associations or corporations so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, that will succeed to or assume the Trust's registration under that Act and which is formed, organized or existing under the laws of a state, commonwealth, possession or colony of the United States or (ii) cause the Trust to incorporate under the laws of Delaware.

           (b) The Trustees may, subject to a vote of a majority of the Trustees and any shareholder vote required under the 1940 Act, if any, cause the Trust to merge or consolidate with or into one or more trusts, partnerships (general or limited), associations, limited liability companies or corporations formed, organized or existing under the laws of a state, commonwealth, possession or colony of the United States.

           (c) Any agreement of merger or consolidation or certificate of merger or consolidation may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

           (d) Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Trust Instrument, an agreement of merger or consolidation approved by the Trustees in accordance with paragraph (a) or (b) of this Section
11.05 may effect any amendment to the Trust Instrument or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

           (e) Notwithstanding anything else herein, the Trustees may, without Shareholder approval (unless required by the 1940 Act), invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) (or series thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

           Section 11.06 Filing of Copies, References, Headings. The original or a copy of this Trust Instrument and of each amendment hereof or Trust Instrument supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or supplements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this Trust Instrument or of any such amendment or supplemental Trust Instrument. In this Trust Instrument or in any such amendment or supplemental Trust Instrument, references to this Trust Instrument, and all expressions such as "herein," "hereof" and "hereunder," shall be deemed to refer to this Trust Instrument as amended or affected by any such supplemental Trust Instrument. All expressions like "his," "he" and "him," shall be deemed to include the feminine and neuter, as well as masculine, genders. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this Trust Instrument, rather than the headings, shall control. This Trust Instrument may be executed in any number of counterparts each of which shall be deemed an original.


           Section 11.07 Applicable Law. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Trust Instrument, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Delaware Act and the laws of said state; provided, however, that there shall not be applicable to the Trust, the Trustees or this Trust Instrument (a) the provisions of Section 3540 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges,
(ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Trust Instrument. The Trust shall be of the type commonly called a "business trust," and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.


           Section 11.08 Derivative Actions. In addition to the requirements set forth in Section

3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

           (a) The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this Section 11.08(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board of Trustees of the Trust or on the boards of one or more investment companies that are under common management with or otherwise affiliated with the Trust.

           (b)  Unless a demand  is not  required  under  paragraph  (a) of this
Section 11.08, Shareholders eligible to bring such derivative action under the Delaware Act who hold at least 10% of the Outstanding Shares of the Trust, or 10% of the Outstanding Shares of the Series or Class to which such action relates, shall join in the request for the Trustees to commence such action; and

           (c)  Unless a demand  is not  required  under  paragraph  (a) of this
Section 11.08, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

           For purposes of this Section 11.08, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

           Section 11.09 Amendments. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Trust Instrument by making an amendment, a Trust Instrument supplemental hereto or an amended and restated trust instrument. Shareholders shall have the right to vote
(a) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission and (b) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders which, as the Trustees determine, shall affect the Shareholders of one or more Series shall be authorized by vote of the Shareholders of each Series affected and no vote of shareholders of a Series not affected shall be required. Notwithstanding any other provision of this Trust Instrument, any amendment to Article X hereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

           Section 11.10 Fiscal Year. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, provided, however, that the Trustees may change the fiscal year of the Trust.

           Section 11.11 Name Reservation. The Trustees on behalf of the Trust acknowledge that KeyCorp has licensed to the Trust the non-exclusive right to use the name "Victory" as part of the name of the Trust, and has reserved the right to grant the non-exclusive use of the name "Victory" or any derivative thereof to any other party. In addition, KeyCorp reserves the right to grant the non-exclusive use of the name "Victory" to, and to withdraw such right from, any other business or other enterprise. KeyCorp reserves the right to withdraw from the Trust the right to use said name "Victory" and will withdraw such right if the Trust ceases to employ, for any reason, KeyCorp, an affiliate or any successor as adviser of the Trust.


           Section 11.12 Provisions in Conflict With Law. The provisions of this Trust Instrument are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provision is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Trust Instrument; provided, however, that such determination shall not affect any of the remaining provisions of this Trust Instrument or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Trust Instrument shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any matter affect such provision in any other jurisdiction or any other provision of this Trust Instrument in any jurisdiction.

           IN  WITNESS  WHEREOF,  the  undersigned,  being  all of  the  current
Trustees of the Trust, have executed this instrument as of date first written above.


  ------------------------------               -------------------------------
        Harry Gazelle, as Trustee                 Leigh A. Wilson, as Trustee
        and not individually                      and not individually


  -------------------------------              -------------------------------
        Eugene J. McDonald, as Trustee            H. Patrick Swygert, as Trustee
        and not individually                      and not individually


  -------------------------------              -------------------------------
        Thomas F. Morrissey, as Trustee           Frank A. Weil, as Trustee
        and not individually                      and not individually


  -------------------------------
        Roger Noall, as Trustee
        and not individually

                                   SCHEDULE A


Fund                                                                Classes
Balanced Fund.......................................................Class A, Class G and Class G
Convertible Securities Fund.........................................Class A and Class G
Diversified Stock Fund..............................................Class A, Class B and Class G
Equity Income Fund..................................................Class A
Established Value Fund..............................................Class A and Class G
Federal Money Market Fund...........................................Investor and Select
Financial Reserves Fund.............................................Class A
Fund for Income.....................................................Class A and Class G
Government Mortgage Fund............................................Class A
Gradison Government Reserves Fund...................................Class G
Growth Fund.........................................................Class A and Class G
Institutional Money Market Fund.....................................Investor and Select
Intermediate Income Fund............................................Class A and Class G
International Growth Fund...........................................Class A, Class B and Class G
Investment Quality Bond Fund........................................Class A and Class G
Lakefront Fund......................................................Class A
LifeChoice Conservative Investor Fund...............................Class A
LifeChoice Moderate Investor Fund...................................Class A
LifeChoice Growth Investor Fund.....................................Class A
Limited Term Income Fund............................................Class A
Maine Municipal Bond Fund (Intermediate)............................Class A
Maine Municipal Bond Fund (Long)....................................Class A
Michigan Municipal Bond Fund........................................Class A
National Municipal Bond Fund........................................Class A, Class B and Class G
National Municipal Bond Fund (Short Intermediate)...................Class A
National Municipal Bond Fund (Long).................................Class A
New York Tax-Free Fund..............................................Class A, Class B and Class G
Ohio Municipal Bond Fund............................................Class A and Class G
Ohio Municipal Money Market Fund....................................Class A
Ohio Regional Stock Fund............................................Class A and Class B
Prime Obligations Fund..............................................Class A
Real Estate Investment Fund.........................................Class A and Class G
Small Company Opportunity Fund......................................Class A and Class G
Special Value Fund..................................................Class A, Class B and Class G
Stock Index Fund....................................................Class A and Class G
Tax-Free Money Market Fund..........................................Class A
U.S. Government Obligations Fund....................................Investor and Select
Value Fund..........................................................Class A and Class G

As of December 1, 1999


                                                                       Exhibit B

                             THE VICTORY PORTFOLIOS
                      FORM OF DISTRIBUTION AND SERVICE PLAN
               AMENDED AND RESTATED FROM PLAN ADOPTED JUNE 5, 1995


               1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), of each of the series (individually, a "Fund" and collectively, the "Funds") and each class set forth on Schedule I as amended from time to time, each a duly established series of shares of The Victory Portfolios, a Delaware business trust, registered as an open-end investment company under the 1940 Act (the "Trust").

               2. The Trust has entered into a separate Administration Agreement and Distribution Agreement with respect to each Fund, under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for each Fund's shares of beneficial interest ("Shares"). Under the Distribution Agreement, the Distributor pays, among other things, the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of Shares of the Funds for sale to the public. The Trust, on behalf of each of the Funds, has also entered into an Investment Advisory Aagreement under which the Investment Advisor provides investment advisory services.

               3. The Funds will not make separate payments as a result of this Plan. To the extent that any payments made by the Funds' Administrator, Distributor, Investment Adviser or any sub-adviser, directly or through an affiliate (in each case, from its own resources), should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

               4. This Plan shall become effective on the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities" (as defined by the 1940 Act) of each class of Shares set forth on Schedule I, the Plan having been approved by a vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan.

               5. This Plan shall, unless terminated as hereinafter provided, remain in effect for a period of one year from the date specified below, and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by any of the Classes set forth on
Schedule I to finance any activity primarily intended to result in the sale of shares of the Funds, shall be effective only upon approval by a vote of a majority of the outstanding voting securities of that Class, and (b) any material amendments to this Plan shall be effective only upon approval by a majority of the Trustees, including a majority of the Independent Trustees, and by a majority of the outstanding voting securities.of each Class set forth on
Schedule I.

               6. This Plan may be terminated at any time, without the payment of any penalty, by the vote of a majority of the Independent Trustees or by the vote of a majority of the outstanding voting securities of the applicable class of each Fund.

               7. During the existence of the Plan, the Trust may require the Administrator, Distributor, Investment Advisor or ant sub-adviser to provide to the Trust, for review by the Board of Trustees, a written report of the amounts expended in connection with the financing of any activity primarily intended to result in the sale of Shares.

               8. Consistent with the limitations of shareholder and Trustee liability as set forth in the Trust's Trust Instrument, any obligations assumed by a Fund pursuant to this Plan, shall be limited in all cases to each Fund individually, and the assets of each Fund individually, and shall not constitute obligations of any shareholder or other series or classes of shares of the Trust or of any Trustee.

               9. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

IN WITNESS WHEREOF, the Trust has executed this Plan on behalf of each Fund listed on Schedule I, individually and not jointly, as of __________,_____.

                                             The Victory Portfolios



                                             By: _____________________

                                   SCHEDULE I

This Distribution Plan shall be adopted with respect to the following series and classes thereof of the Trust:


Series:                                                      Class:




Dated as of ____________, ____

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                             BALANCED FUND - CLASS A

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Balanced Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

BALANCED FUND - CLASS A

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD    FOR ALL
           ALL        ALL        EXCEPT
           [ ]        [ ]          [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT          ALL
             [ ]            [ ]           [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR            AGAINST      ABSTAIN
           [ ]              [ ]          [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a) Diversification
(b) Concentration
(c) Joint trading
(d) Borrowing
(e) Lending
(f) Senior securities
(g) Real estate
(h) Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL      ABSTAIN
           FOR ALL        EXCEPT         ALL
             [ ]           [ ]           [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)      (Date)


X____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                             BALANCED FUND - CLASS B

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Balanced Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

BALANCED FUND - CLASS B

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD      FOR ALL
           ALL         ALL          EXCEPT
           [ ]         [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT          ALL
             [ ]            [ ]           [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a) Diversification
(b) Concentration
(c) Joint trading
(d) Borrowing
(e) Lending
(f) Senior securities
(g) Real estate
(h) Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT          ALL
             [ ]            [ ]           [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)      (Date)


X_____________________________________________
Signature (joint owners)                (Date)

LOGO

After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                             BALANCED FUND - CLASS G

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Balanced Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

BALANCED FUND - CLASS G

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD      FOR ALL
           ALL         ALL          EXCEPT
           [ ]         [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT          ALL
             [ ]            [ ]           [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a) Diversification
(b) Concentration
(c) Joint trading
(d) Borrowing
(e) Lending
(f) Senior securities
(g) Real estate
(h) Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT          ALL
             [ ]            [ ]           [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)     (Date)

X____________________________________________
Signature (joint owners)               (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                      CONVERTIBLE SECURITIES FUND - CLASS A

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Convertible Securities Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONVERTIBLE SECURITIES FUND - CLASS A

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD     FOR ALL
           ALL         ALL         EXCEPT
           [ ]         [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)   Reorganizations               (e)   Master/Feeder structure
(b)   Voting powers                 (f)   Derivative actions
(c)   Required redemptions          (g)   Future amendments
(d)   Record date

           FOR         FOR ALL        ABSTAIN
           ALL          EXCEPT          ALL
           [ ]           [ ]            [ ]

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR         AGAINST        ABSTAIN
           [ ]           [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)  Diversification          (h)  Underwriting
(b)  Concentration            (j)  Investing to influence  management
(d)  Borrowing                (k)  Purchasing on margin and selling short
(e)  Lending                  (l)  Illiquid  securities
(f)  Senior securities
(g)  Real estate

           FOR        FOR ALL          ABSTAIN
           ALL         EXCEPT            ALL
           [ ]           [ ]             [ ]

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)      (Date)


X_____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                      CONVERTIBLE SECURITIES FUND - CLASS G

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Convertible Securities Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONVERTIBLE SECURITIES FUND - CLASS G

Vote on Trustees:
1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD    FOR ALL
           ALL         ALL        EXCEPT
           [ ]         [ ]         [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)   Reorganizations               (e)   Master/Feeder structure
(b)   Voting powers                 (f)   Derivative actions
(c)   Required redemptions          (g)   Future amendments
(d)   Record date

           FOR          FOR ALL       ABSTAIN
           ALL          EXCEPT          ALL
           [ ]            [ ]           [ ]

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)  Diversification          (h)  Underwriting
(b)  Concentration            (j)  Investing to influence  management
(d)  Borrowing                (k)  Purchasing on margin and selling short
(e)  Lending                  (l)  Illiquid  securities
(f)  Senior securities
(g)  Real estate

           FOR        FOR ALL       ABSTAIN
           ALL        EXCEPT          ALL
           [ ]          [ ]           [ ]

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)      (Date)


X____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                        DIVERSIFIED STOCK FUND - CLASS A

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Diversified Stock Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DIVERSIFIED STOCK FUND - CLASS A

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD     FOR ALL
           ALL         ALL         EXCEPT
           [ ]         [ ]          [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)   Reorganizations               (e)   Master/Feeder structure
(b)   Voting powers                 (f)   Derivative actions
(c)   Required redemptions          (g)   Future amendments
(d)   Record date

           FOR        FOR ALL     ABSTAIN
           ALL        EXCEPT        ALL
           [ ]          [ ]         [ ]

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR       AGAINST     ABSTAIN
           [ ]         [ ]          [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)   Diversification
(b)   Concentration
(c)   Joint trading
(d)   Borrowing
(e)   Lending
(f)   Senior securities
(g)   Real estate
(h)   Underwriting

           FOR        FOR ALL       ABSTAIN
           ALL        EXCEPT          ALL
           [ ]          [ ]           [ ]

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)       (Date)


X_____________________________________________
Signature (joint owners)                 (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                        DIVERSIFIED STOCK FUND - CLASS B

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Diversified Stock Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DIVERSIFIED STOCK FUND - CLASS B

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR         WITHHOLD      FOR ALL
           ALL            ALL         EXCEPT
           [ ]            [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)   Reorganizations               (e)   Master/Feeder structure
(b)   Voting powers                 (f)   Derivative actions
(c)   Required redemptions          (g)   Future amendments
(d)   Record date

           FOR        FOR ALL        ABSTAIN
           ALL        EXCEPT           ALL
           [ ]          [ ]            [ ]

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)   Diversification
(b)   Concentration
(c)   Joint trading
(d)   Borrowing
(e)   Lending
(f)   Senior securities
(g)   Real estate
(h)   Underwriting

           FOR        FOR ALL        ABSTAIN
           ALL        EXCEPT           ALL
           [ ]          [ ]            [ ]

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)      (Date)


X____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                        DIVERSIFIED STOCK FUND - CLASS G

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Diversified Stock Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DIVERSIFIED STOCK FUND - CLASS G

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD      FOR ALL
           ALL          ALL         EXCEPT
           [ ]          [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)   Reorganizations               (e)   Master/Feeder structure
(b)   Voting powers                 (f)   Derivative actions
(c)   Required redemptions          (g)   Future amendments
(d)   Record date

           FOR          FOR ALL       ABSTAIN
           ALL          EXCEPT          ALL
           [ ]            [ ]           [ ]

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)   Diversification
(b)   Concentration
(c)   Joint trading
(d)   Borrowing
(e)   Lending
(f)   Senior securities
(g)   Real estate
(h)   Underwriting

           FOR         FOR ALL          ABSTAIN
           ALL          EXCEPT            ALL
           [ ]           [ ]              [ ]

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)      (Date)


X_____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                        ESTABLISHED VALUE FUND - CLASS G

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Established Value Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

ESTABLISHED VALUE FUND - CLASS G

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD      FOR ALL
           ALL         ALL          EXCEPT
           [ ]         [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT          ALL
           [ ]              [ ]           [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)   Diversification               (h)  Underwriting
(b)   Concentration                 (i)  Pledging
(c)   Joint trading                 (j)  Investing to influence management
(d)   Borrowing                     (k)  Purchasing on margin and selling short
(e)   Lending                       (l)  Illiquid securities
(f)   Senior securities             (m)  Investment in issuers whose shares are
(g)   Real estate                        owned by Victory's Tristees or Officers
                                    (n)  Investment in unseasoned issuers

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL           ABSTAIN
           FOR ALL        EXCEPT              ALL
             [ ]           [ ]                [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)      (Date)


X_____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                   FEDERAL MONEY MARKET FUND - INVESTOR SHARES

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Federal Money Market Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FEDERAL MONEY MARKET FUND - INVESTOR SHARES

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD        FOR ALL
           ALL         ALL           EXCEPT
           [ ]         [ ]             [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)   Reorganizations               (e)   Master/Feeder structure
(b)   Voting powers                 (f)   Derivative actions
(c)   Required redemptions          (g)   Future amendments
(d)   Record date

           FOR        FOR ALL        ABSTAIN
           ALL        EXCEPT          ALL
           [ ]         [ ]             [ ]

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR         AGAINST       ABSTAIN
           [ ]           [ ]           [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)   Diversification          (h)  Underwriting
(b)  Concentration             (j)  Investing to influence  management
(d)  Borrowing                 (k)  Purchasing on margin and selling short
(f)  Senior securities
(g)  Real estate

           FOR        FOR ALL       ABSTAIN
           ALL        EXCEPT          ALL
           [ ]          [ ]           [ ]

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)      (Date)


X____________________________________________
Signature (joint owners)                (Date)

LOGO

After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                    FEDERAL MONEY MARKET FUND - SELECT SHARES

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Federal Money Market Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FEDERAL MONEY MARKET FUND - SELECT SHARES

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR         WITHHOLD         FOR ALL
           ALL           ALL            EXCEPT
           [ ]           [ ]              [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)   Reorganizations               (e)   Master/Feeder structure
(b)   Voting powers                 (f)   Derivative actions
(c)   Required redemptions          (g)   Future amendments
(d)   Record date

           FOR        FOR ALL        ABSTAIN
           ALL         EXCEPT          ALL
           [ ]          [ ]            [ ]

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR        AGAINST        ABSTAIN
           [ ]          [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)   Diversification          (h)  Underwriting
(b)   Concentration            (j)  Investing to influence  management
(d)   Borrowing                (k)  Purchasing on margin and selling short
(f)   Senior securities
(g)   Real estate

           FOR          FOR ALL       ABSTAIN
           ALL          EXCEPT          ALL
           [ ]           [ ]            [ ]

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)      (Date)


X____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                             FINANCIAL RESERVES FUND

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Financial Reserves Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

FINANCIAL RESERVES FUND

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD      FOR ALL
           ALL        ALL          EXCEPT
           [ ]        [ ]            [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR           AGAINST        ABSTAIN
           [ ]             [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a) Diversification
(b) Concentration
(d) Borrowing
(e) Lending
(f) Senior securities
(g) Real estate
(h) Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT          ALL
             [ ]           [ ]            [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)      (Date)


X_____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                            FUND FOR INCOME - CLASS A

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Fund for Income (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FUND FOR INCOME - CLASS A

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD      FOR ALL
           ALL         ALL          EXCEPT
           [ ]         [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)   Reorganizations               (e)   Master/Feeder structure
(b)   Voting powers                 (f)   Derivative actions
(c)   Required redemptions          (g)   Future amendments
(d)   Record date

           FOR        FOR ALL       ABSTAIN
           ALL        EXCEPT          ALL
           [ ]         [ ]            [ ]

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR       AGAINST        ABSTAIN
           [ ]         [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)   Diversification
(b)   Concentration
(d)   Borrowing
(e)   Lending
(f)   Senior securities
(g)   Real estate
(h)   Underwriting
(i)   Pledging

           FOR        FOR ALL        ABSTAIN
           ALL        EXCEPT           ALL
           [ ]         [ ]             [ ]

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)     (Date)


X____________________________________________
Signature (joint owners)               (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                            FUND FOR INCOME - CLASS G

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Fund for Income (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FUND FOR INCOME - CLASS G

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD        FOR ALL
           ALL         ALL           EXCEPT
           [ ]         [ ]             [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)   Reorganizations               (e)   Master/Feeder structure
(b)   Voting powers                 (f)   Derivative actions
(c)   Required redemptions          (g)   Future amendments
(d)   Record date

           FOR        FOR ALL        ABSTAIN
           ALL        EXCEPT           ALL
           [ ]         [ ]             [ ]

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)   Diversification
(b)   Concentration
(d)   Borrowing
(e)   Lending
(f)   Senior securities
(g)   Real estate
(h)   Underwriting
(i)   Pledging

           FOR        FOR ALL        ABSTAIN
           ALL        EXCEPT           ALL
           [ ]          [ ]            [ ]

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)      (Date)

X_____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                        GRADISON GOVERNMENT RESERVES FUND

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Gradison Government Reserves Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GRADISON GOVERNMENT RESERVES FUND

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD      FOR ALL
           ALL         ALL          EXCEPT
           [ ]         [ ]            [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)   Reorganizations               (e)   Master/Feeder structure
(b)   Voting powers                 (f)   Derivative actions
(c)   Required redemptions          (g)   Future amendments
(d)   Record date

           FOR        FOR ALL     ABSTAIN
           ALL        EXCEPT        ALL
           [ ]         [ ]          [ ]

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)   Diversification
(b)   Concentration
(d)   Borrowing
(e)   Lending
(f)   Senior securities
(g)   Real estate
(h)   Underwriting

           FOR        FOR ALL      ABSTAIN
           ALL        EXCEPT         ALL
           [ ]         [ ]           [ ]

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)       (Date)


X_____________________________________________
Signature (joint owners)                 (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                              GROWTH FUND - CLASS A

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Growth Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

GROWTH FUND - CLASS A

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

     01) Theodore H. Emmerich, 02) Dr. Harry Gazelle, 03) Frankie D. Hughes, 04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey, 07) H. Patrick Swygert, 08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh A. Wilson

           FOR       WITHHOLD     FOR ALL
           ALL         ALL        EXCEPT
           [ ]         [ ]         [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:
-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date


-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

           FOR        FOR ALL      ABSTAIN
           ALL        EXCEPT         ALL
           [ ]         [ ]           [ ]


3.   To approve the "defensive" Rule 12b-1 distribution plan.

           FOR       AGAINST       ABSTAIN
           [ ]         [ ]           [ ]

4.   To approve changes to the Fund's fundamental investment restrictions.

(a)  Diversification
(b)  Concentration
(c)  Joint  trading
(d)  Borrowing
(e)  Lending
(f)  Senior securities
(g)  Real estate
(h)  Underwriting

------------------------------
To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

           FOR        FOR ALL      ABSTAIN
           ALL        EXCEPT         ALL
           [ ]         [ ]           [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)     (Date)


X_____________________________________________
Signature (joint owners)               (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                              GROWTH FUND - CLASS G

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Growth Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

GROWTH FUND - CLASS G

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

     01) Theodore H. Emmerich, 02) Dr. Harry Gazelle, 03) Frankie D. Hughes, 04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey, 07) H. Patrick Swygert, 08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh A. Wilson

           FOR       WITHHOLD     FOR ALL
           ALL         ALL        EXCEPT
           [ ]         [ ]         [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date


--------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

           FOR        FOR ALL      ABSTAIN
           ALL        EXCEPT         ALL
           [ ]         [ ]           [ ]

4.   To approve changes to the Fund's fundamental investment restrictions.

(a)  Diversification
(b)  Concentration
(c)  Joint  trading
(d)  Borrowing
(e)  Lending
(f)  Senior securities
(g)  Real estate
(h)  Underwriting

--------------------------------
To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

           FOR        FOR ALL      ABSTAIN
           ALL        EXCEPT         ALL
           [ ]         [ ]           [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)    (Date)


X____________________________________________
Signature (joint owners)              (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                INSTITUTIONAL MONEY MARKET FUND - INVESTOR SHARES

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Institutional Money Market Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INSTITUTIONAL MONEY MARKET FUND - INVESTOR SHARES

Vote on Trustees
1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR          WITHHOLD      FOR ALL
           ALL            ALL         EXCEPT
           [ ]            [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)   Reorganizations               (e)   Master/Feeder structure
(b)   Voting powers                 (f)   Derivative actions
(c)   Required redemptions          (g)   Future amendments
(d)   Record date

           FOR          FOR ALL           ABSTAIN
           ALL          EXCEPT              ALL
           [ ]           [ ]                [ ]


To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.


3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR          AGAINST       ABSTAIN
           [ ]            [ ]           [ ]


4.    To approve changes to the Fund's fundamental investment restrictions.

(a)   Diversification
(b)   Concentration
(d)   Borrowing
(e)   Lending
(f)   Senior securities
(g)   Real estate
(h)   Underwriting

           FOR          FOR ALL         ABSTAIN
           ALL          EXCEPT            ALL
           [ ]           [ ]              [ ]


To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X__________________________________________
Signature (Please sign within box)  (Date)

X__________________________________________
Signature (joint owners)            (Date)

LOGO

After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                 INSTITUTIONAL MONEY MARKET FUND - SELECT SHARES

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Institutional Money Market Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INSTITUTIONAL MONEY MARKET FUND - SELECT SHARES

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR          WITHHOLD      FOR ALL
           ALL            ALL          EXCEPT
           [ ]            [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:
-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)   Reorganizations               (e)   Master/Feeder structure
(b)   Voting powers                 (f)   Derivative actions
(c)   Required redemptions          (g)   Future amendments
(d)   Record date

           FOR          FOR ALL           ABSTAIN
           ALL          EXCEPT              ALL
           [ ]            [ ]               [ ]


To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR          AGAINST       ABSTAIN
           [ ]            [ ]           [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)   Diversification
(b)   Concentration
(d)   Borrowing
(e)   Lending
(f)   Senior securities
(g)   Real estate
(h)   Underwriting

           FOR          FOR ALL         ABSTAIN
           ALL          EXCEPT            ALL
           [ ]           [ ]              [ ]

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X___________________________________________
Signature (Please sign within box)     (Date)


X___________________________________________
Signature (joint owners)               (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                       INTERMEDIATE INCOME FUND - CLASS A

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Intermediate Income Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

INTERMEDIATE INCOME FUND - CLASS A

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD        FOR ALL
           ALL         ALL            EXCEPT
           [ ]         [ ]             [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:
-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
            [ ]            [ ]             [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR       AGAINST         ABSTAIN
           [ ]         [ ]             [ ]


4.    To approve changes to the Fund's fundamental investment restrictions.

(a) Diversification
(b) Concentration
(c) Joint trading
(d) Borrowing
(e) Lending
(f) Senior securities
(g) Real estate
(h) Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL           ABSTAIN
           FOR ALL        EXCEPT             ALL
            [ ]            [ ]               [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)      (Date)


X____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                       INTERMEDIATE INCOME FUND - CLASS G

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Intermediate Income Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

INTERMEDIATE INCOME FUND - CLASS G

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR         WITHHOLD       FOR ALL
           ALL           ALL          EXCEPT
           [ ]           [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:
-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL           ABSTAIN
           FOR ALL        EXCEPT              ALL
             [ ]            [ ]               [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)  Diversification
(b)  Concentration
(c)  Joint  trading
(d)  Borrowing
(e)  Lending
(f)  Senior securities
(g)  Real estate
(h)  Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL           ABSTAIN
           FOR ALL        EXCEPT              ALL
             [ ]           [ ]                [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)     (Date)

X____________________________________________
Signature (joint owners)               (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                       INTERNATIONAL GROWTH FUND - CLASS A

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of International Growth Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

INTERNATIONAL GROWTH FUND - CLASS A

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD      FOR ALL
           ALL         ALL          EXCEPT
           [ ]         [ ]            [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:
-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT          ALL
             [ ]           [ ]            [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

             FOR         AGAINST        ABSTAIN
             [ ]           [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)  Diversification
(b)  Concentration
(c)  Joint  trading
(d)  Borrowing
(e)  Lending
(f)  Senior securities
(g)  Real estate
(h)  Underwriting

--------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]           [ ]             [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X___________________________________________
Signature (Please sign within box)     (Date)


X___________________________________________
Signature (joint owners)               (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                       INTERNATIONAL GROWTH FUND - CLASS B

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of International Growth Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

INTERNATIONAL GROWTH FUND - CLASS B

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR          WITHHOLD       FOR ALL
           ALL            ALL           EXCEPT
           [ ]            [ ]            [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
            [ ]             [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)  Diversification
(b)  Concentration
(c)  Joint  trading
(d)  Borrowing
(e)  Lending
(f)  Senior securities
(g)  Real estate
(h)  Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
            [ ]             [ ]            [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)     (Date)


X____________________________________________
Signature (joint owners)               (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                       INTERNATIONAL GROWTH FUND - CLASS G

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of International Growth Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

INTERNATIONAL GROWTH FUND - CLASS G

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD     FOR ALL
           ALL         ALL        EXCEPT
           [ ]         [ ]          [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
            [ ]            [ ]             [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)  Diversification
(b)  Concentration
(c)  Joint  trading
(d)  Borrowing
(e)  Lending
(f)  Senior securities
(g)  Real estate
(h)  Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
            [ ]            [ ]             [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)      (Date)


X____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                     INVESTMENT QUALITY BOND FUND - CLASS A

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Investment Quality Bond Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

INVESTMENT QUALITY BOND FUND - CLASS A

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR          WITHHOLD       FOR ALL
           ALL            ALL          EXCEPT
           [ ]            [ ]            [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL         ABSTAIN
           FOR ALL        EXCEPT            ALL
             [ ]           [ ]              [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR          AGAINST        ABSTAIN
           [ ]            [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)  Diversification
(b)  Concentration
(c)  Joint  trading
(d)  Borrowing
(e)  Lending
(f)  Senior securities
(g)  Real estate
(h)  Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
            [ ]             [ ]            [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)      (Date)


X_____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                     INVESTMENT QUALITY BOND FUND - CLASS G

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Investment Quality Bond Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

INVESTMENT QUALITY BOND FUND - CLASS G

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR           WITHHOLD      FOR ALL
           ALL             ALL          EXCEPT
           [ ]             [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT          ALL
             [ ]           [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)  Diversification
(b)  Concentration
(c)  Joint  trading
(d)  Borrowing
(e)  Lending
(f)  Senior securities
(g)  Real estate
(h)  Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT          ALL
             [ ]           [ ]            [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)      (Date)


X_____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                                 LAKEFRONT FUND

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Lakefront Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

LAKEFRONT FUND

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD        FOR ALL
           ALL         ALL            EXCEPT
           [ ]         [ ]              [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL         ABSTAIN
           FOR ALL        EXCEPT            ALL
            [ ]            [ ]              [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

            FOR           AGAINST         ABSTAIN
            [ ]             [ ]             [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a) Diversification
(b) Concentration
(d) Borrowing
(e) Lending
(f) Senior securities
(g) Real estate
(h) Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]           [ ]             [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)      (Date)


X_____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                      LIFECHOICE CONSERVATIVE INVESTOR FUND

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of LifeChoice Conservative Investor Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

LIFECHOICE CONSERVATIVE INVESTOR FUND

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD       FOR ALL
           ALL         ALL           EXCEPT
           [ ]         [ ]            [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]           [ ]             [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

            FOR           AGAINST        ABSTAIN
            [ ]             [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a) Diversification
(d) Borrowing
(e) Lending
(f) Senior securities
(g) Real estate
(h) Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL         ABSTAIN
           FOR ALL        EXCEPT            ALL
             [ ]           [ ]              [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.


X_____________________________________________
Signature (Please sign within box)       (Date)


X_____________________________________________
Signature (joint owners)                 (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                         LIFECHOICE GROWTH INVESTOR FUND

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of LifeChoice Growth Investor Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

LIFECHOICE GROWTH INVESTOR FUND

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD      FOR ALL
           ALL         ALL         EXCEPT
           [ ]         [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL      ABSTAIN
           FOR ALL        EXCEPT         ALL
             [ ]           [ ]           [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR            AGAINST      ABSTAIN
           [ ]              [ ]          [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a) Diversification
(d) Borrowing
(e) Lending
(f) Senior securities
(g) Real estate
(h) Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT         ALL
             [ ]           [ ]           [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)     (Date)


X____________________________________________
Signature (joint owners)               (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                        LIFECHOICE MODERATE INVESTOR FUND

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of LifeChoice Moderate Investor Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

LIFECHOICE MODERATE INVESTOR FUND

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR         WITHHOLD      FOR ALL
           ALL           ALL          EXCEPT
           [ ]           [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]           [ ]             [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR            AGAINST        ABSTAIN
           [ ]              [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a) Diversification
(d) Borrowing
(e) Lending
(f) Senior securities
(g) Real estate
(h) Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]           [ ]             [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)     (Date)


X_____________________________________________
Signature (joint owners)               (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                            LIMITED TERM INCOME FUND

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Limited Term Income Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

LIMITED TERM INCOME FUND

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR         WITHHOLD      FOR ALL
           ALL           ALL          EXCEPT
           [ ]           [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT          ALL
             [ ]           [ ]            [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR            AGAINST       ABSTAIN
           [ ]              [ ]           [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)   Diversification
(b)   Concentration
(c)   Joint Trading
(d)   Borrowing
(e)   Lending
(f)   Senior securities
(g)   Real estate
(h)   Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]           [ ]             [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)     (Date)


X____________________________________________
Signature (joint owners)               (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                     NATIONAL MUNICIPAL BOND FUND - CLASS A

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of National Municipal Bond Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NATIONAL MUNICIPAL BOND FUND - CLASS A

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR          WITHHOLD      FOR ALL
           ALL            ALL          EXCEPT
           [ ]            [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

            FOR           AGAINST        ABSTAIN
            [ ]             [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)    Diversification
(b)    Concentration
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
            [ ]             [ ]            [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X___________________________________________
Signature (Please sign within box)    (Date)


X___________________________________________
Signature (joint owners)              (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                     NATIONAL MUNICIPAL BOND FUND - CLASS B

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of National Municipal Bond Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NATIONAL MUNICIPAL BOND FUND - CLASS B

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR          WITHHOLD        FOR ALL
           ALL            ALL           EXCEPT
           [ ]            [ ]             [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)    Diversification
(b)    Concentration
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)      (Date)


X____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                     NATIONAL MUNICIPAL BOND FUND - CLASS G

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of National Municipal Bond Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NATIONAL MUNICIPAL BOND FUND - CLASS G

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

             FOR          WITHHOLD       FOR ALL
             ALL            ALL          EXCEPT
             [ ]            [ ]            [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)    Diversification
(b)    Concentration
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL         ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)     (Date)


X____________________________________________
Signature (joint owners)               (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                        NEW YORK TAX-FREE FUND - CLASS A

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of New York Tax-Free Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NEW YORK TAX-FREE FUND - CLASS A

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR         WITHHOLD        FOR ALL
           ALL            ALL          EXCEPT
           [ ]            [ ]            [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

            FOR           AGAINST        ABSTAIN
            [ ]             [ ]            [ ]

4. To approve changes to the Fund's fundamental investment restrictions.

(a)    Diversification
(b)    Concentration
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    `Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL         ABSTAIN
           FOR ALL        EXCEPT           ALL
            [ ]             [ ]            [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X______________________________________________
Signature (Please sign within box)        (Date)


X______________________________________________
Signature (joint owners)                  (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                        NEW YORK TAX-FREE FUND - CLASS B

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of New York Tax-Free Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NEW YORK TAX-FREE FUND - CLASS B

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR          WITHHOLD      FOR ALL
           ALL            ALL          EXCEPT
           [ ]            [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)    Diversification
(b)    Concentration
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    `Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)      (Date)


X_____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                        NEW YORK TAX-FREE FUND - CLASS G

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of New York Tax-Free Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

NEW YORK TAX-FREE FUND - CLASS G

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR         WITHHOLD       FOR ALL
           ALL            ALL          EXCEPT
           [ ]            [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT          ALL
             [ ]           [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)    Diversification
(b)    Concentration
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    `Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT          ALL
             [ ]           [ ]            [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)      (Date)


X____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                       OHIO MUNICIPAL BOND FUND - CLASS A

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Ohio Municipal Bond Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

OHIO MUNICIPAL BOND FUND - CLASS A

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR         WITHHOLD      FOR ALL
           ALL           ALL          EXCEPT
           [ ]           [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]           [ ]             [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

             FOR          AGAINST        ABSTAIN
             [ ]           [ ]             [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)     Diversification
(b)     Concentration
(c)     Joint trading
(d)     Borrowing
(e)     Lending
(f)     Senior securities
(g)     Real estate
(h)     Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL         ABSTAIN
           FOR ALL        EXCEPT            ALL
             [ ]           [ ]              [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X___________________________________________
Signature (Please sign within box)    (Date)


X___________________________________________
Signature (joint owners)              (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                       OHIO MUNICIPAL BOND FUND - CLASS G

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Ohio Municipal Bond Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

OHIO MUNICIPAL BOND FUND - CLASS G

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR          WITHHOLD       FOR ALL
           ALL            ALL           EXCEPT
           [ ]            [ ]             [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]           [ ]             [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)     Diversification
(b)     Concentration
(c)     Joint trading
(d)     Borrowing
(e)     Lending
(f)     Senior securities
(g)     Real estate
(h)     Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]           [ ]             [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)      (Date)


X_____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                        OHIO MUNICIPAL MONEY MARKET FUND

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Ohio Municipal Money Market Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

OHIO MUNICIPAL MONEY MARKET FUND

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR         WITHHOLD      FOR ALL
           ALL            ALL         EXCEPT
           [ ]            [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL          ABSTAIN
           FOR ALL        EXCEPT             ALL
             [ ]           [ ]               [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

             FOR          AGAINST          ABSTAIN
             [ ]            [ ]              [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a) Diversification
(b) Concentration
(d) Borrowing
(e) Lending
(f) Senior securities
(g) Real estate
(h) Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL          ABSTAIN
           FOR ALL        EXCEPT             ALL
             [ ]            [ ]              [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)      (Date)


X____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                             PRIME OBLIGATIONS FUND

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Prime Obligations Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

PRIME OBLIGATIONS FUND

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD     FOR ALL
           ALL         ALL         EXCEPT
           [ ]         [ ]          [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL      ABSTAIN
           FOR ALL        EXCEPT         ALL
             [ ]            [ ]          [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR           AGAINST       ABSTAIN
           [ ]             [ ]           [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)    Diversification
(b)    Concentration
(c)    Joint trading
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT          ALL
             [ ]            [ ]           [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)      (Date)


X____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.



                             THE VICTORY PORTFOLIOS

                      REAL ESTATE INVESTMENT FUND - CLASS A

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Real Estate Investment Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

REAL ESTATE INVESTMENT FUND - CLASS A

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR          WITHHOLD       FOR ALL
           ALL            ALL          EXCEPT
           [ ]            [ ]            [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR            AGAINST        ABSTAIN
           [ ]              [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)    Diversification
(b)    Concentration
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X______________________________________________
Signature (Please sign within box)       (Date)


X______________________________________________
Signature (joint owners)                 (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                      REAL ESTATE INVESTMENT FUND - CLASS G

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Real Estate Investment Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

REAL ESTATE INVESTMENT FUND - CLASS G

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR         WITHHOLD      FOR ALL
           ALL            ALL         EXCEPT
           [ ]            [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT          ALL
             [ ]            [ ]           [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)    Diversification
(b)    Concentration
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)      (Date)


X_____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                    SMALL COMPANY OPPORTUNITY FUND - CLASS A

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Small Company Opportunity Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

SMALL COMPANY OPPORTUNITY FUND - CLASS A

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD     FOR ALL
           ALL         ALL         EXCEPT
           [ ]         [ ]          [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                       FOR ALL      ABSTAIN
           FOR ALL     EXCEPT         ALL
             [ ]         [ ]          [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR         AGAINST      ABSTAIN
           [ ]           [ ]          [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)    Diversification
(b)    Concentration
(c)    Joint trading
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL      ABSTAIN
           FOR ALL        EXCEPT        ALL
             [ ]           [ ]          [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)      (Date)


X____________________________________________
Signature (joint owners)                (Date)

LOGO

After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                    SMALL COMPANY OPPORTUNITY FUND - CLASS G

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Small Company Opportunity Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

SMALL COMPANY OPPORTUNITY FUND - CLASS G

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD      FOR ALL
           ALL         ALL          EXCEPT
           [ ]         [ ]            [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT          ALL
             [ ]           [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)    Diversification
(b)    Concentration
(c)    Joint trading
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)      (Date)


X____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                          SPECIAL VALUE FUND - CLASS A

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Special Value Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

SPECIAL VALUE FUND - CLASS A

Vote on Trustees


1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD     FOR ALL
           ALL         ALL         EXCEPT
           [ ]         [ ]          [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

             FOR          AGAINST        ABSTAIN
             [ ]            [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)     Diversification
(b)     Concentration
(c)     Joint trading
(d)     Borrowing
(e)     Lending
(f)     Senior securities
(g)     Real estate
(h)     Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)      (Date)


X____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                          SPECIAL VALUE FUND - CLASS B

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Special Value Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

SPECIAL VALUE FUND - CLASS B

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR          WITHHOLD      FOR ALL
           ALL            ALL          EXCEPT
           [ ]            [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT          ALL
             [ ]            [ ]           [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)     Diversification
(b)     Concentration
(c)     Joint trading
(d)     Borrowing
(e)     Lending
(f)     Senior securities
(g)     Real estate
(h)     Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL         ABSTAIN
           FOR ALL        EXCEPT            ALL
             [ ]            [ ]             [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)       (Date)


X_____________________________________________
Signature (joint owners)                 (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                          SPECIAL VALUE FUND - CLASS G

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Special Value Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

SPECIAL VALUE FUND - CLASS G

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD      FOR ALL
           ALL         ALL          EXCEPT
           [ ]         [ ]            [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL           ABSTAIN
           FOR ALL        EXCEPT             ALL
             [ ]           [ ]               [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)     Diversification
(b)     Concentration
(c)     Joint trading
(d)     Borrowing
(e)     Lending
(f)     Senior securities
(g)     Real estate
(h)     Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL           ABSTAIN
           FOR ALL        EXCEPT              ALL
             [ ]           [ ]                [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)     (Date)

X_____________________________________________
Signature (joint owners)               (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                           STOCK INDEX FUND - CLASS A

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Stock Index Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

STOCK INDEX FUND - CLASS A

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD      FOR ALL
           ALL         ALL          EXCEPT
           [ ]         [ ]            [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

            FOR           AGAINST        ABSTAIN
            [ ]             [ ]            [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)    Diversification
(b)    Concentration
(c)    Joint trading
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL           ABSTAIN
           FOR ALL        EXCEPT              ALL
             [ ]            [ ]               [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)      (Date)


X_____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                           STOCK INDEX FUND - CLASS G

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Stock Index Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

STOCK INDEX FUND - CLASS G

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR         WITHHOLD          FOR ALL
           ALL            ALL             EXCEPT
           [ ]            [ ]               [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL           ABSTAIN
           FOR ALL        EXCEPT              ALL
             [ ]            [ ]               [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)    Diversification
(b)    Concentration
(c)    Joint trading
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL           ABSTAIN
           FOR ALL        EXCEPT              ALL
             [ ]            [ ]               [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)      (Date)


X_____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                           TAX-FREE MONEY MARKET FUND

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Tax-Free Money Market Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

TAX-FREE MONEY MARKET FUND

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD     FOR ALL
           ALL         ALL         EXCEPT
           [ ]         [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL         ABSTAIN
           FOR ALL        EXCEPT            ALL
             [ ]            [ ]             [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

            FOR           AGAINST         ABSTAIN
            [ ]             [ ]             [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)    Diversification
(b)    Concentration
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL         ABSTAIN
           FOR ALL        EXCEPT            ALL
             [ ]            [ ]             [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X____________________________________________
Signature (Please sign within box)      (Date)


X_____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

               U.S. GOVERNMENT OBLIGATIONS FUND - INVESTOR SHARES

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of U.S. Government Obligations Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

U.S. GOVERNMENT OBLIGATIONS FUND - INVESTOR SHARES

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD      FOR ALL
           ALL         ALL          EXCEPT
           [ ]         [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)   Reorganizations               (e)   Master/Feeder structure
(b)   Voting powers                 (f)   Derivative actions
(c)   Required redemptions          (g)   Future amendments
(d)   Record date

           FOR          FOR ALL         ABSTAIN
           ALL          EXCEPT            ALL
           [ ]           [ ]              [ ]

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR         AGAINST         ABSTAIN
           [ ]           [ ]             [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)    Diversification
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    Underwriting

           FOR        FOR ALL           ABSTAIN
           ALL         EXCEPT            ALL
           [ ]          [ ]              [ ]

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)      (Date)


X_____________________________________________
Signature (joint owners)                (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                U.S. GOVERNMENT OBLIGATIONS FUND - SELECT SHARES

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of U.S. Government Obligations Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

U.S. GOVERNMENT OBLIGATIONS FUND - SELECT SHARES

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR        WITHHOLD        FOR ALL
           ALL          ALL            EXCEPT
           [ ]          [ ]              [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)   Reorganizations               (e)   Master/Feeder structure
(b)   Voting powers                 (f)   Derivative actions
(c)   Required redemptions          (g)   Future amendments
(d)   Record date

           FOR         FOR ALL         ABSTAIN
           ALL         EXCEPT           ALL
           [ ]          [ ]             [ ]

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

3.    To approve the "defensive" Rule 12b-1 distribution plan.

           FOR       AGAINST         ABSTAIN
           [ ]         [ ]             [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)    Diversification
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    Underwriting

           FOR        FOR ALL         ABSTAIN
           ALL        EXCEPT            ALL
           [ ]          [ ]             [ ]

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X______________________________________________
Signature (Please sign within box)       (Date)

X______________________________________________
Signature (joint owners)                 (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                              VALUE FUND - CLASS A

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Value Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

VALUE FUND - CLASS A

Vote on Trustees

1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD     FOR ALL
           ALL         ALL         EXCEPT
           [ ]         [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:
-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL       ABSTAIN
           FOR ALL        EXCEPT          ALL
             [ ]            [ ]           [ ]

3.    To approve the "defensive" Rule 12b-1 distribution plan.

            FOR           AGAINST       ABSTAIN
            [ ]             [ ]           [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)     Diversification
(b)    Concentration
(c)    Joint trading
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)       (Date)


X_____________________________________________
Signature (joint owners)                 (Date)

LOGO


After reviewing the Proxy Statement, please vote by utilizing one of the following convenient options:

1.    Vote by Telephone
      To vote by Touch-Tone Telephone call 1-800-690-6903.
      Please have the 12 digit control number available at the time of the call.

2.    Vote by Internet
      Got to Website www.proxyvote.com. Please enter the 12 digit control number found on the proxy card and follow the simple instructions.

3.    Vote by Fax
      Complete, sign and date the proxy card and fax it to 1-800-733-1885 anytime.

4.    Vote by Mail
      Simply enclose your executed proxy in the enclosed postage-paid envelope.


                             THE VICTORY PORTFOLIOS

                              VALUE FUND - CLASS G

     SPECIAL MEETING OF SHAREHOLDERS SCHEDULED TO BE HELD ON MARCH 20, 2000

                                   PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Victory Portfolios, on behalf of Value Fund (the "Fund"), for use at the Special Meeting of shareholders to be held at the offices of The Victory Portfolios, 3435 Stelzer Road, Columbus, OH 43219-3035 on March 20, 2000 at 8:30 a.m. Eastern time. The undersigned hereby appoints Karen Haber and Anne M. Dombrowski and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposals indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED FOR ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

If you wish to vote Against a specific item in proposals Two and Four, you must mail or fax your proxy card. If you choose to vote the same for all items in these proposals, Telephone and Internet services are available.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]
KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

VALUE FUND - CLASS G

Vote on Trustees


1. To elect trustees to serve as members of the Board of Trustees of The Victory Portfolios, the nominees are:

      01) Theodore H. Emmerich,  02) Dr. Harry  Gazelle,  03) Frankie D. Hughes,
      04) Roger Noall, 05) Eugene J. McDonald, 06) Dr. Thomas F. Morrissey,  07)
      H. Patrick Swygert,  08) Frank A. Weil, 09) Donald E. Weston and 10) Leigh
      A. Wilson

           FOR       WITHHOLD     FOR ALL
           ALL         ALL         EXCEPT
           [ ]         [ ]           [ ]

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below:

-------------------------------

Vote on Proposals

2. To approve the adoption of an Amended and Restated Trust Instrument for The Victory Portfolios.

(a)  Reorganizations                (e)  Master/Feeder structure
(b)  Voting powers                  (f)  Derivative actions
(c)  Required redemptions           (g)  Future amendments
(d)  Record date

-------------------------------

To vote against a particular change, mark "For All Except" and write the corresponding letter of the item on the line above.

                          FOR ALL         ABSTAIN
           FOR ALL        EXCEPT            ALL
            [ ]             [ ]             [ ]

4.    To approve changes to the Fund's fundamental investment restrictions.

(a)     Diversification
(b)    Concentration
(c)    Joint trading
(d)    Borrowing
(e)    Lending
(f)    Senior securities
(g)    Real estate
(h)    Underwriting

-------------------------------

To vote against a particular proposed change applicable to your Fund, mark "For All Except" and write the policy's letter on the line above.

                          FOR ALL        ABSTAIN
           FOR ALL        EXCEPT           ALL
             [ ]            [ ]            [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X_____________________________________________
Signature (Please sign within box)      (Date)


X_____________________________________________
Signature (joint owners)                (Date)